United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Address of principal executive offices) (Zip code)

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Mutual Funds
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 844-7190
Date of fiscal year end: December 31
Date of reporting period:  December 31, 2023

Item 1. Report to Stockholders

(a)

A copy of the registrant’s report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”), as amended, is provided.
(b)

Not applicable.

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  No waivers were granted to such code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 25 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2022 and December 31, 2023 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/2022	12/31/2023

Audit Fees	$60,400	$49,592

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$14,022	$14,870

All Other Fees(3)	$4,150	$0

Total	$78,572	$64,462

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2022 payment was for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in the response to Item 4(g) below.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2022 and October 31, 2023 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/2022	10/31/2023

Audit Fees	$639,405	$625,508

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$161,258	$171,000

All Other Fees(3)	$4,150	$0

Total	$804,813	$796,508

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2022 payment was for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.  These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre‑approval of all auditing services performed for the registrant.  The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant.  In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting.  Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2023 was for work performed by persons other than full-time permanent employees of PwC.

(g)  The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc.  These figures are also reported in response to Item 4(d) above.

Fiscal Year Ended	10/31/2022	12/31/2022	10/31/2023	12/31/2023
Registrant(1)	$0	$0	$0	$0
Adviser	$4,150	$4,150	$0	$0

(h)  Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)

Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)       Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)        Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)     Change in the registrant’s independent public accountant: Not applicable

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2024

Thrivent Mutual Funds

By:   /s/ Michael W. Kremenak

        Michael W. Kremenak
                                                                                            President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2024

By:   /s/ Michael W. Kremenak

        Michael W. Kremenak
                                                                                            President
(principal executive officer)

Date: February 27, 2024

By:   /s/ Sarah L. Bergstrom

                                                                                               Sarah L. Bergstrom
                                                                                            Treasurer and Principal Accounting Officer
                                                                                            (principal financial officer)

Thrivent Diversified Income Plus Fund
Thrivent Multidimensional Income Fund
Annual Report
Mutual Funds
December 31, 2023

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Table of Contents
Letter from the President 2
Letter from the Chief Investment Officer 4
Portfolio Perspectives
Thrivent Diversified Income Plus Fund 6
Thrivent Multidimensional Income Fund 8
Shareholder Expense Example 10
Report of Independent Registered Public Accounting
Firm 11
Schedule of Investments
Thrivent Diversified Income Plus Fund 12
Thrivent Multidimensional Income Fund 44
Statement of Assets and Liabilities 60
Statement of Operations 61
Statement of Changes in Net Assets 62
Notes to Financial Statements 63
Financial Highlights 78
Additional Information 80
Board of Trustees and Officers 84

2
Dear Shareholder:

Recently, I often thought of the expression “may you live in interesting times.” This past year has certainly been “interesting”
for the economy, the markets and the world in general. We at
Thrivent Mutual Funds (the “Funds”) have put significant effort into analyzing what I refer to as the three I’s—inflation, interest rates and instability—and how they impact our Funds and, most importantly, you as a shareholder.
Over the past couple of years, inflation rose well above the U.S.
Federal Reserve’s (Fed) target of 2%. I’m sure that you read many headlines about inflation, and I’m also sure that you experienced the challenges that inflation presents for almost all purchases that you made. Inflation significantly impacted the price of almost all goods and services that all of us regularly buy and created financial strains for many hard-working Americans.
In an effort to contain inflation, the Fed significantly increased its target interest rates. That had numerous impacts, a few of which I’ll comment on here. First, it contributed to a decrease in the inflation rate. While inflation remains above the Fed’s target, the rate decreased throughout last year. Second, it changed the performance and outlook for bonds and bond funds. In 2022 and the first part of 2023, rising interest rates were a headwind for the performance of bond funds because when interest rates rise, bond prices fall. However, rising interest rates also lead to bonds paying higher yields. As you’ll read in David’s letter in this Annual Report, interest rates probably already peaked, which could make it a good time to invest in bond funds. Third, higher interest rates make it more expensive for consumers to borrow for many important purchases like homes and cars. I know that these increased
borrowing costs add to the financial strains presented by inflation.
In addition to inflation and interest rates, our shareholders ask many questions about how geopolitical risks could impact their investments this year. The war in Ukraine, the war in the Middle
East and political division in the U.S. are some of the events on all our minds.
I am fortunate to attend the weekly Market Meeting at which
the portfolio managers of our Asset Allocation Funds—along
with other Thrivent senior investment professionals—discuss
economic, market and other events and how they impact the
strategic allocations we make to various asset classes in the Asset
Allocation Funds. I reviewed extensive data and listened to hours of discussion about how inflation, interest rates and geopolitical risks impact how we manage the Funds. As a shareholder, I find it comforting to know that the portfolio managers of the Funds are continuously analyzing developments in the markets and how
they impact the Funds. Nearly half of our team of more than 125 investment professionals have at least 20 years of investment experience, and they have managed the Funds through previous periods of inflation, volatile interest rates and geopolitical uncertainty. For me, it is assuring to know that my Funds are being actively managed by experienced and knowledgeable investment professionals through times like these.
We truly appreciate the trust you’ve placed in Thrivent by investing in the Funds. If you ever have questions about how the Funds can help you achieve your financial goals, you may find it helpful to consult with your financial advisor.
Michael Kremenak
President
Thrivent Mutual Funds

4
Dear Shareholder:

In anticipation that interest rates peaked in 2023, we believe uncertainty in the markets will lessen this year, supporting both stock and bond markets throughout the year.
At the time of this writing, 2023 ended on a high note despite several challenges from Treasury yields, mortgage rates and two large bank failures. And the U.S. economy is holding strong thanks to falling inflation numbers.
Economic review
We believe the U.S. economy will survive the recent U.S. Federal
Reserve (Fed) tightening cycles without a recession because the cause of inflation at this time was very different than what we’ve seen historically. We think a recession will be avoided as inflation surged because a global pandemic upended the global economy, provoking both historic fiscal stimulus and a supply-chain chaos that created deep and sustained shortages of core goods.
Historically, inflation often spiked because the economy was too strong, fueled by over-investment or excess corporate or consumer borrowing.
This unusual cause of inflation makes it much easier to subdue.
Interest-rate markets have become optimistic enough that inflation will glide lower and have started to forecast more aggressive Fed rate cuts this year. We expect inflation will continue to fall, allowing the Fed to credibly lower interest rates in the second half of the year. History shows that markets usually rally after the Fed stops hiking rates and continue to rally after the Fed begins cutting rates.
In addition, the Magnificent Seven (Alphabet Inc., Amazon.com
Inc., Apple Inc., Meta Platforms, Inc., Microsoft Corp., Nvidia Corp.,
and Tesla, Inc.) accounted for an impressive 30% of the S&P 500®
Index’s valuation at various times over the past year. We anticipate the strength of these seven companies will widen to the other
493, especially with earnings growth recently turning positive on a quarterly basis for the first time in a year.
However, because higher interest rates can have a lagged effect even two years after a tightening cycle begins, we believe it is too early to assume that tighter financial conditions won’t continue to weigh on the economy this year.
Market review
For investors taking a long-term view, we expect the market to generate positive returns in 2024. While we are optimistic, markets never move in a straight line.  Economic data can swing in the other direction, investor sentiment can change, and external factors such as politics can influence markets. Should the economy achieve a soft landing, we expect to see strong performance by small-cap stocks, companies with lower credit quality, and value stocks, all of which have lagged the overall market.
Interestingly, bonds are looking to have a positive year as well.
Historically, Treasury yields typically peak around the time the Fed stops raising interest rates, and then fall as the Fed cuts rates. As we have little doubt the Fed has stopped raising rates, Treasury yields have likely already peaked. When they fall further, and by how much, is a more difficult question. In our view, both short- and long-dated Treasury bonds should end 2024 at significantly lower yields.
Corporate bonds, which offer a yield spread over similar-maturity
Treasuries, provide both higher income and the potential for greater capital appreciation should credit spreads tighten as yields fall. In the short term, however, spreads in the investment-grade market look to be already pricing in a more optimistic outlook. But some of this richness could be explained by the simple fact they have such compelling yields. After a decade of paltry yields, bond investors can be forgiven for happily earning around 6% a year, regardless of where spreads go.
In the sub-investment grade universe, including high-yield
corporates and emerging market debt, yields are higher, but so are the risks. Given slower economic growth and the lag effect of tighter monetary and financial conditions, we expect high-yield corporate bond and leveraged loan default rates to rise through
2024. However, the sub-investment grade universe is vast, and corporate bonds at the higher end of its rating spectrum are, in our view, more attractive. For example, so-called fallen angels—
companies that had investment grade ratings but slipped into the sub-investment grade market—may offer a more compelling
balance of risk and return.
Our outlook
There are many concerns to watch as we head into 2024. It is unlikely, but employment could take a turn for the worse and deteriorate quickly. Or inflation could reignite. While that would almost certainly be the result of another unforeseen shock to the global economy, COVID-19 reminds us that those too can happen at any time. We have a presidential election on the horizon as well.
While most elections have a relatively modest impact on markets, there is some risk that the election itself could have a destabilizing effect that could prompt a more significant market reaction, although that is not our base case.
Outside of the U.S., political risk has also been steadily rising in both breadth and depth. We have two wars, in Ukraine and the
Middle East; increasing chances of a conflict between the U.S. and
Iran; China remains determined to integrate Taiwan; democracy looks to be increasingly under threat in South America; and the number of democracies in Africa is shrinking.

We do not believe any of these economic, political, or policy risks are likely to derail markets in 2024, but the risks are out there, and investors should assume there will be surprises.
Workforce participation is increasing, and unemployment remains low. The consumer may have a bumpy ride ahead, but with the
corporate and financial sectors largely already transitioned to a weaker outlook, we see few signs of significant vulnerability in the overall U.S. economy.
Barring the unforeseen, interest rates have probably peaked, and the economy will likely find a bottom in the first half of 2024 that avoids a recession. If this happens, it should support both stock and bond markets this year, allowing diversified portfolios the best kind of correlation—when everything goes up together.
As always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.
David S. Royal
Chief Investment Officer
Thrivent Asset Management

Thrivent Diversified Income Plus Fund

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Stephen D. Lowe, CFA, Theron G. Whitehorn, CFA, and David R. Spangler, CFA, Portfolio Co-Managers
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Investment in Thrivent Diversified Income Plus Fund involves risks including interest rate, equity security, credit, allocation, conflicts of interest, derivatives, emerging markets, foreign currency, foreign securities, high yield, investment adviser, issuer, large cap, liquidity, market, mortgage-
backed and other asset-backed securities, other funds, preferred securities, prepayment, and quantitative investing. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Fund perform during the 12-month period ended December 31, 2023?
Thrivent Diversified Income Plus Fund earned a return of 9.65%, compared with the average return of its peer group, the Morningstar
Conservative Allocation category, of 7.98%. The Fund’s market benchmarks, the Morningstar LSTA US Leveraged Loan Index, the MSCI
World Index–USD Net Returns, the Bloomberg U.S. Mortgage-Backed Securities Index, and the Bloomberg U.S. High Yield Ba/B 2%
Issuer Capped Index, earned returns of 13.32%, 23.79%, 5.05% and 12.56%, respectively.
What factors affected the Fund’s performance?
Over the reporting period, the Fund’s approximately 4% underweighting to equities versus the Morningstar peer group detracted from relative performance since equities outperformed fixed income. However, the Fund’s overweighting to domestic equity added to results because of stronger performance in domestic markets. Within the domestic equity portfolio, a slight overweighting in small- and mid-cap stocks modestly detracted from performance. In aggregate, stock selection among the underlying equity strategies was positive, with the strongest performance coming from the large-cap growth manager, followed by the international and large-cap value managers. The small-cap stock, multi-cap core, and mid-cap stock managers lagged their respective benchmarks. In the international equity portfolio, stock selection contributed strongly in Japan and within the Health Care, Real Estate, and Consumer Discretionary sectors but detracted in
Germany and the Consumer Staples, Financials, and Information Technology sectors. Among the various market factors, an overweighting to growth benefited domestic equity performance, while overweighted exposures to value and profitability produced the strongest gains in international equity markets. We continued to employ derivatives to rebalance domestic and international equity exposures to the Fund’s tactical targets and to facilitate cash flows.
The fixed-income portfolio outperformed driven by security selection in the securitized segment, particularly among agency and nonagency mortgage-backed securities (MBS), collateralized loan obligations (CLOs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Overall securitized exposure averaged around 39% of the fixed-income portfolio, with the majority invested in agency MBS (27% of fixed income) and the rest divided among nonagency MBS (5%), CLOs (4%), ABS (2%), and CMBS (1%).
The Fund also benefited significantly from an underweighting to Treasuries, which represented around 5% of the fixed-income portfolio, and an overweighting to emerging market (EM) debt, which totaled around 8% of fixed income. Corporate exposure, which composed
39% of the fixed-income portfolio, contributed positively to performance because of overweighted exposures in high-yield bonds (17%)
and leveraged loans (7%). However, an underweighting in investment-grade corporate bonds (15%) and security selection among high-
yield corporates offset some of the positive allocation impact of high yield and leveraged loans. The Fund’s approximately 5% out-of-
index allocation to convertible securities was modestly positive, as this equity-sensitive segment outperformed. Interest rate and Treasury curve positioning detracted from performance. Treasury futures and mortgage options were used to manage interest rate exposure and yield curve positioning during the period. The Fund also used credit default swap indexes (CDX) during the year to manage credit risk exposure.
What is your outlook?
The Federal Reserve’s (Fed) dovish pivot in December and forecast of at least three rate cuts in 2024 led to renewed investor optimism at the end of 2023. While the Fund remains underweighted in equities, we have a bias to add exposure in the event of renewed market weakness. The outsized gains of the S&P 500’s largest stocks in 2023 make that segment more vulnerable in the near term, while small-
cap stocks are more attractive from a valuation and technical perspective. International equity exposure remains underweighted—primarily in Europe and EM—because globalization has likely peaked, Europe is more at risk of recession than other regions, and international economies face more demographic and structural headwinds. Within fixed income, we anticipate interest rate volatility will remain elevated given uncertainty over the economy, inflation, and the Fed’s path. We expect the Fed to hold rates steady in early 2024 but cut rates toward the second half as inflation declines and the economy slows. Our outlook calls for a soft to bumpy landing for the U.S. economy but not a severe recession. That said, defaults will likely tick higher next year so we continue to favor a more neutral credit risk profile, which includes lower exposure to leveraged loans, high yield, preferred securities, and EM debt, balanced by increased allocations to Treasuries and agency MBS. We have shifted interest rate positioning to a slightly longer duration and a bias toward a steeper yield curve as the Fed is at or near the end of its rate hike cycle.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income 67.5%
Common Stock 15.0%
Registered Investment
Companies 11.7%
Short-Term Investments 4.6%
Preferred Stock 1.2%
Bank Loans < 0.1%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Mortgage-Backed Securities 22.5%
Financials 11.0%
U.S. Affiliated Registered
Investment Companies 9.0%
U.S. Government & Agencies 6.2%
Collateralized Mortgage
Obligations 5.3%
Information Technology 5.3%
Asset-Backed Securities 5.2%
Consumer Discretionary 5.2%
Materials 3.7%
Consumer Staples 3.7%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 7.8%
U.S. Treasury Bonds 2.7%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.7%
U.S. Treasury Notes 1.4%
Vanguard Intermediate-Term Corporate
Bond ETF 1.3%
Federal Home Loan Mortgage
Corporation Conventional 30-Yr. Pass
Through 1.3%
Thrivent Core International Equity Fund 1.2%
U.S. Treasury Bonds 1.1%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.0%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 0.9%
These securities represent 20.4% of the total
net assets of the Fund.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Major Market Sectors, Portfolio Composition, and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2023
Class A
2
1-Year 5-Year 10-Year
without sales charge 9.65% 4.19% 3.59%
with sales charge 4.68% 3.23% 3.12%
Class S 1-Year 5-Year 10-Year
Net Asset Value 10.05% 4.46% 3.88%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thriventfunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit thriventfunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
2
Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a) Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders invest-
ing in the different classes.
* The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-
out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
*** The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**** The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denomi-
nated, senior secured, syndicated term loans.
***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Multidimensional Income Fund

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers
The Fund seeks a high level of current income and, secondarily, growth of capital.
Investment in Thrivent Multidimensional Income Fund involves risks including interest rate, credit, high yield, closed-end fund, conflicts of interest, convertible securities, derivatives, emerging markets, ETF, foreign securities, government securities, investment adviser, issuer, liquidity, market, mortgage-backed and other asset-backed securities, other funds, preferred securities, and sovereign debt. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Fund perform during the 12-month period ended December 31, 2023?
Thrivent Multidimensional Income Fund earned a return of 8.51%, compared with the average return of its peer group, the Morningstar
Multisector Bond category, of 8.13%. The Fund’s market benchmarks, the Bloomberg U.S. Corporate High Yield Bond Index, the S&P U.S.
Preferred Stock Index, and the Bloomberg Emerging Markets USD Sovereign Index, returned 13.45%, 12.02%, and 10.96%, respectively.
What factors affected the Fund’s performance?
The Federal Reserve (Fed) and other developed market central banks continued their rate-hiking campaigns as inflation worldwide remained stubbornly high. The Fed increased the federal funds target rate four additional times during the period to the 5.25% – 5.50%
range before pausing in September but telegraphing a higher-for-longer rates narrative that rattled global markets. In the final two months, however, inflation data continued to fall faster than expected, prompting an unexpected Fed pivot to a dovish stance in December with forecasts for at least three quarter-point rate cuts in 2024. As a result, U.S. interest rates, which had risen significantly during much of
2023, fell sharply in the final two months of the period, leading the 10-year Treasury yield to end the year exactly where it began at 3.88%.
Meanwhile, the tone from other developed market central banks such as the European Central Bank and Bank of England remained hawkish at period end, while many emerging markets (EM) commenced rate cuts during the period. Volatility remained elevated across capital markets worldwide as investors fretted over global monetary policy and the impact of tighter lending conditions on the global economy. Despite the surprisingly strong performance of risk assets for the year, money generally flowed out of the segments the Fund invests in such as high-yield corporate bonds, preferred securities, and EM debt.
The Fund outperformed relative to its Morningstar peer group largely due to its signiﬁcant exposure to the high-yield corporate sector.
Despite bouts of volatility, particularly during the regional banking crisis in March, the high-yield segment was remarkably resilient as the
U.S. economy and job market remained strong and consumers continued to spend. Average credit spreads in the high-yield segment narrowed significantly throughout the year from 470 basis points over Treasuries to 323 basis points by year-end. The Fund also benefited from overweighted exposures to EM debt and closed-end funds, sectors that are highly sensitive to interest rates and the global economic outlook. Both segments experienced sharp recoveries in 2023. The EM debt segment, which had struggled as rates rose during much of the period because of its longer duration and rate sensitivity, advanced sharply in the final two months of the year as the Fed’s dovish shift led to a rates-driven rally in the segment. The Fund underperformed the three market benchmarks because of its 23% average exposure to mortgage-backed securities (MBS) and Treasury securities as both segments underperformed riskier asset classes for the year.
What is your outlook?
Our growth outlook remains cautiously optimistic as we anticipate a so-called soft landing for the economy. With the Fed’s recent pivot, however, it appears policymakers are beginning to shift their focus away from lowering inflation and toward boosting economic growth.
We expect the Fed to hold rates steady at the beginning of 2024 but begin to cut rates as the economy slows and inflation continues to decline.
At period end, the Fund was positioned with about 34% of its portfolio invested in alternative sectors, including preferred securities, closed-end funds, and convertible bonds. We will likely selectively reduce overall exposures to these sectors as some investments now offer less attractive risk-adjusted yields relative to higher-quality sectors of the fixed-income market. Around 29% of the Fund was invested in high-yield bonds and 8% in EM debt. In high yield, credit spreads held up remarkably well in 2023 and are more likely to widen versus narrow further in 2024 if interest-rate volatility and economic uncertainty prevail. That said, current yields in the high-yield sector offer attractive income opportunities for long-term investors. In the EM debt sector, we believe further declines in inﬂation, and the commencement of rate cuts will likely result in a tailwind for performance. As such, the sector remains an important diversiﬁer for this portfolio.
By period end, we had increased the Fund’s remaining exposure in MBS and Treasuries to 29%. Both sectors are relatively more insulated from negative changes in the credit outlook compared to other sectors of the ﬁxed-income market and typically outperform during economic downturns. This exposure will likely be maintained until we see more clarity on the path of interest rates.

Major Market Sectors
(% of Net Assets)
Financials 18.2%
U.S. Government & Agencies 16.9%
Mortgage-Backed Securities 11.1%
U.S. Unaffiliated Registered
Investment Companies 9.4%
U.S. Affiliated Registered
Investment Companies 7.9%
Consumer Cyclical 6.2%
Energy 5.8%
Communications Services 5.3%
Capital Goods 4.1%
Consumer Non-Cyclical 3.9%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund
7.9%
U.S. Treasury Notes
6.6%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through
5.8%
U.S. Treasury Notes
4.6%
U.S. Treasury Notes
2.3%
U.S. Treasury Bonds
2.2%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through
1.7%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through
1.7%
Vanguard Short-Term Corporate Bond
ETF
1.4%
Federal Home Loan Mortgage
Corporation Conventional 30-Yr. Pass
Through
1.3%
These securities represent 35.5% of the total
net assets of the Fund.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned. Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2023
From
Inception
Class S 1-Year 5-Year 2/28/2017
Net Asset Value 8.51% 3.86% 2.69%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thriventfunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit thriventfunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
* The Bloomberg U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
**
***
The S&P U.S. Preferred Stock Index is designed to be an investable benchmark representing the U.S. preferred stock market.
The Bloomberg Emerging Markets USD Sovereign Bond Index tracks fixed and floating-rate US dollar-denominated debt issued by emerging markets governments.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Shareholder Expense Example
(unaudited)
As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Beginning Account
Value 7/1/2023
Ending Account
Value 12/31/2023
Expenses Paid
During Period
7/1/2023- 12/31/2023
*
Annualized Expense
Ratio
Thrivent Diversified Income Plus Fund
Actual
Class A $1,000 $1,046 $4.77 0.93%
Class S $1,000 $1,047 $3.50 0.68%
Hypothetical
**
Class A $1,000 $1,021 $4.71 0.93%
Class S $1,000 $1,022 $3.46 0.68%
Thrivent Multidimensional Income Fund
Actual
Class S $1,000 $1,052 $3.88 0.75%
Hypothetical
**
Class S $1,000 $1,021 $3.82 0.75%
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184/365 to reflect the one-half year period.
** Assuming 5% annualized total return before expenses.

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Multidimensional
Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thrivent Diversified Income
Plus Fund and Thrivent Multidimensional Income Fund (two of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United
States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks, transfer agent and brokers;
when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Minneapolis, Minnesota
February 16, 2024
We have served as the auditor of one or more investment companies in the Thrivent Financial investment company complex since 1987.
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, www.pwc.com/us
Report of Independent Registered Public Accounting Firm

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( <0.1% )
a
Value
Basic Materials (<0.1%)
Spectrum Group Buyer, Inc., Term
Loan
$ 234,459
11.953%,  (TSFR6M +
6.500%), 5/19/2028
b
$ 210,778
Total 210,778
Total Bank Loans
(cost $231,022) 210,778
Principal
Amount Long-Term Fixed Income ( 67.2% ) Value
Asset-Backed Securities (5.2%)
510 Asset Backed Trust
800,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
c,d
710,844
1,020,426
2.116%,  6/25/2061, Ser.
2021-NPL2, Class A1
c,d
989,882
775,000
4.090%,  6/25/2061, Ser.
2021-NPL2, Class A2
c,d
769,088
720 East CLO I, Ltd.
1,700,000
9.666%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
b,c
1,714,430
Affirm Asset Securitization Trust
1,150,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
c
1,131,838
1,500,000
6.610%,  1/18/2028, Ser.
2023-A, Class A
c
1,508,625
1,250,000
6.820%,  9/15/2028, Ser.
2023-B, Class A
c
1,268,657
550,000
7.110%,  11/15/2028, Ser.
2023-X1, Class A
c
551,632
Anchorage Capital CLO 21, Ltd.
1,225,000
8.077%,  (TSFR3M +
2.662%), 10/20/2034, Ser.
2021-21A, Class C
b,c
1,220,933
Ares XL CLO, Ltd.
1,200,000
8.456%,  (TSFR3M +
3.062%), 1/15/2029, Ser.
2016-40A, Class CRR
b,c
1,190,741
Babson CLO, Ltd.
2,900,000
8.577%,  (TSFR3M +
3.162%), 7/20/2029, Ser.
2018-3A, Class D
b,c
2,899,846
Barings CLO, Ltd.
600,000
8.827%,  (TSFR3M +
3.412%), 1/20/2032, Ser.
2016-2A, Class DR2
b,c
600,066
Benefit Street Partners CLO II, Ltd.
1,000,000
7.556%,  (TSFR3M +
2.162%), 7/15/2029, Ser.
2013-IIA, Class BR2
b,c
1,000,109
Business Jet Securities, LLC
1,057,698
4.455%,  6/15/2037, Ser.
2022-1A, Class A
c
1,003,081
CarVal CLO, Ltd.
1,700,000
9.112%,  (TSFR3M +
3.700%), 4/21/2034, Ser.
2022-1A, Class D
b,c
1,701,423
Principal
Amount Long-Term Fixed Income (67.2%) Value
Asset-Backed Securities (5.2%) - continued
Cascade Funding Mortgage Trust,
LLC
$ 1,292,258
4.250%,  4/25/2033, Ser.
2023-HB12, Class A
b,c
$ 1,252,409
Dewolf Park CLO, Ltd.
1,000,000
8.506%,  (TSFR3M +
3.112%), 10/15/2030, Ser.
2017-1A, Class DR
b,c
998,823
Dryden 36 Senior Loan Fund
1,025,000
7.706%,  (TSFR3M +
2.312%), 4/15/2029, Ser.
2014-36A, Class CR3
b,c
1,021,132
FirstKey Homes Trust
1,400,000
1.968%,  10/19/2037, Ser.
2020-SFR2, Class D
c
1,297,481
Longfellow Place CLO, Ltd.
1,978,950
7.956%,  (TSFR3M +
2.562%), 4/15/2029, Ser.
2013-1A, Class CR3
b,c
1,977,991
Madison Park Funding XVIII, Ltd.
1,725,000
7.574%,  (TSFR3M +
2.162%), 10/21/2030, Ser.
2015-18A, Class CRR
b,c
1,712,330
Neuberger Berman CLO, Ltd.
1,650,000
8.656%,  (TSFR3M +
3.262%), 10/15/2029, Ser.
2013-15A, Class DR2
b,c
1,635,779
OZLM VIII, Ltd.
1,400,000
7.314%,  (TSFR3M +
1.912%), 10/17/2029, Ser.
2014-8A, Class A2R3
b,c
1,388,331
Pagaya AI Technology in Housing
Trust
1,700,000
4.250%,  8/25/2025, Ser.
2022-1, Class B
c
1,631,641
Preston Ridge Partners Mortgage
Trust, LLC
425,000
3.474%,  7/25/2026, Ser.
2021-6, Class A2
c,d
411,438
Pretium Mortgage Credit Partners,
LLC
1,900,000
5.438%,  1/25/2052, Ser.
2022-NPL1, Class A2
c,d
1,743,106
171,062
5.240%,  4/25/2052, Ser.
2022-NPL2, Class A1
c,d
167,747
1,250,000
3.844%,  6/27/2060, Ser.
2021-NPL2, Class A2
c,d
1,126,058
1,300,000
3.721%,  7/25/2051, Ser.
2021-NPL3, Class A2
c,d
1,161,363
Progress Residential Trust
2,350,000
3.600%,  4/17/2039, Ser.
2022-SFR3, Class B
c
2,193,001
Renaissance Home Equity Loan
Trust
1,429,634
5.797%,  8/25/2036, Ser.
2006-2, Class AF3
d
562,537
Saxon Asset Securities Trust
567,623
3.008%,  8/25/2035, Ser.
2004-2, Class MF2
b
470,001
Sculptor CLO, Ltd.
950,000
8.077%,  (TSFR3M +
2.662%), 1/20/2035, Ser. 28A,
Class C
b,c
940,221

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Asset-Backed Securities (5.2%) - continued
Silver Point CLO 2, Ltd.
$ 1,800,000
8.116%,  (TSFR3M +
2.700%), 4/20/2035, Ser.
2023-2A, Class A2
b,c
$ 1,808,696
Stanwich Mortgage Loan
Company, LLC
755,981
2.735%,  10/16/2026, Ser.
2021-NPB1, Class A1
c,d
713,069
Unlock HEA Trust
1,520,005
7.000%,  10/25/2038, Ser.
2023-1, Class A
c
1,416,192
Upstart Securitization Trust
382,776
6.770%,  6/20/2033, Ser.
2023-2, Class A
c
384,518
VCAT Asset Securitization, LLC
350,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
c,d
350,296
Vericrest Opportunity Loan
Transferee
1,250,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
c,d
1,074,416
1,550,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
c,d
1,327,138
1,100,000
4.826%,  4/25/2051, Ser.
2021-NPL6, Class A2
c,d
916,514
325,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
c,d
279,072
1,675,000
4.826%,  5/25/2051, Ser.
2021-NPL9, Class A2
c,d
1,388,068
400,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
c,d
334,450
Whitebox CLO III, Ltd.
1,225,000
7.856%,  (TSFR3M +
2.462%), 10/15/2034, Ser.
2021-3A, Class C
b,c
1,214,922
Whitebox CLO IV, Ltd.
1,250,000
8.016%,  (TSFR3M +
2.600%), 4/20/2036, Ser.
2023-4A, Class B
b,c
1,253,676
Wind River CLO, Ltd.
950,000
7.677%,  (TSFR3M +
2.262%), 7/20/2030, Ser.
2013-1A, Class BRR
b,c
949,948
Total 53,363,559
Basic Materials (1.1%)
Anglo American Capital plc
200,000 3.875%,  3/16/2029
c
187,585
ATI, Inc.
268,000 7.250%,  8/15/2030 278,825
ATI, Inc., Convertible
226,000 3.500%,  6/15/2025 669,299
Axalta Coating Systems Dutch
Holding B BV
216,000 7.250%,  2/15/2031
c
226,526
Cascades, Inc./Cascades USA,
Inc.
297,000 5.125%,  1/15/2026
c
288,833
Chemours Company
465,000 5.750%,  11/15/2028
c
442,915
Cleveland-Cliffs, Inc.
317,000 5.875%,  6/1/2027
e
315,867
Principal
Amount Long-Term Fixed Income (67.2%) Value
Basic Materials (1.1%) - continued
$ 210,000 4.625%,  3/1/2029
c
$ 194,075
Consolidated Energy Finance SA
665,000 5.625%,  10/15/2028
c
563,109
Ecolab, Inc.
174,000 2.125%,  2/1/2032
e
148,053
EIDP, Inc.
160,000 4.500%,  5/15/2026 159,374
First Quantum Minerals, Ltd.
611,000 6.875%,  10/15/2027
c
519,255
FMC Corporation
135,000 5.150%,  5/18/2026 134,855
Glencore Funding, LLC
196,000 4.000%,  3/27/2027
c
190,330
259,000 6.125%,  10/6/2028
c
271,331
120,000 6.375%,  10/6/2030
c
128,833
Hecla Mining Company
160,000 7.250%,  2/15/2028 160,707
Hudbay Minerals, Inc.
370,000 4.500%,  4/1/2026
c
357,892
Illuminate Buyer, LLC/Illuminate
Holdings IV, Inc.
298,000 9.000%,  7/1/2028
c
284,948
International Flavors & Fragrances,
Inc.
201,000 1.230%,  10/1/2025
c
186,054
Mineral Resources, Ltd.
74,000 9.250%,  10/1/2028
c
78,719
Mosaic Company
198,000 5.375%,  11/15/2028 202,069
Novelis Corporation
150,000 3.250%,  11/15/2026
c
141,210
210,000 4.750%,  1/30/2030
c
197,494
150,000 3.875%,  8/15/2031
c
132,185
Nutrien, Ltd.
273,000 4.000%,  12/15/2026 266,928
OCI NV
264,000 4.625%,  10/15/2025
c
257,145
Olin Corporation
534,000 5.125%,  9/15/2027 517,732
Peabody Energy Corporation,
Convertible
280,000 3.250%,  3/1/2028
e
400,400
SCIL IV, LLC/SCIL USA Holdings,
LLC
450,000 5.375%,  11/1/2026
c
431,969
SNF Group SACA
392,000 3.375%,  3/15/2030
c
336,833
SunCoke Energy, Inc.
435,000 4.875%,  6/30/2029
c
391,247
Taseko Mines, Ltd.
310,000 7.000%,  2/15/2026
c,e
293,787
Unifrax Escrow Issuer Corporation
358,000 5.250%,  9/30/2028
c
258,513
United States Steel Corporation
468,000 6.875%,  3/1/2029 478,792
United States Steel Corporation,
Convertible
257,000 5.000%,  11/1/2026 933,424

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Basic Materials (1.1%) - continued
Westlake Corporation
$ 130,000 3.600%,  8/15/2026 $ 125,569
Total 11,152,682
Capital Goods (2.0%)
Advanced Drainage Systems, Inc.
282,000 6.375%,  6/15/2030
c
284,113
Amcor Finance USA, Inc.
136,000 5.625%,  5/26/2033 141,400
Amphenol Corporation
126,000 4.750%,  3/30/2026 126,169
ARD Finance SA
138,000 6.500%,  6/30/2027
c
64,471
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
240,000 5.250%,  8/15/2027
c,e
186,448
206,000 5.250%,  8/15/2027
c,e
160,034
Boeing Company
326,000 4.875%,  5/1/2025 324,366
222,000 2.196%,  2/4/2026 209,765
197,000 3.250%,  3/1/2028 184,979
293,000 5.150%,  5/1/2030 298,277
Bombardier, Inc.
174,000 7.125%,  6/15/2026
c
173,188
369,000 7.875%,  4/15/2027
c
369,065
146,000 6.000%,  2/15/2028
c
142,244
Brand Industrial Services, Inc.
128,000 10.375%,  8/1/2030
c
135,364
Builders FirstSource, Inc.
250,000 5.000%,  3/1/2030
c
241,412
Canpack SA/Canpack US, LLC
459,000 3.125%,  11/1/2025
c
434,910
Carrier Global Corporation
265,000 2.722%,  2/15/2030 237,086
Chart Industries, Inc.
446,000 7.500%,  1/1/2030
c
466,180
Chart Industries, Inc., Convertible
179,000 1.000%,  11/15/2024 415,960
Clydesdale Acquisition Holdings,
Inc.
58,000 6.625%,  4/15/2029
c
57,047
116,000 8.750%,  4/15/2030
c,e
108,155
Cornerstone Building Brands, Inc.
298,000 6.125%,  1/15/2029
c,e
244,360
Covanta Holding Corporation
296,000 4.875%,  12/1/2029
c
258,612
CP Atlas Buyer, Inc.
340,000 7.000%,  12/1/2028
c
295,980
Crown Cork & Seal Company, Inc.
377,000 7.375%,  12/15/2026 395,850
Emerald Debt Merger Sub, LLC
407,000 6.625%,  12/15/2030
c
415,698
Fluor Corporation, Convertible
826,000 1.125%,  8/15/2029
c
898,275
GFL Environmental, Inc.
311,000 4.000%,  8/1/2028
c
287,486
403,000 3.500%,  9/1/2028
c
372,396
Greenbrier Companies, Inc.,
Convertible
356,000 2.875%,  4/15/2028 349,236
Principal
Amount Long-Term Fixed Income (67.2%) Value
Capital Goods (2.0%) - continued
H&E Equipment Services, Inc.
$ 669,000 3.875%,  12/15/2028
c
$ 608,332
Herc Holdings, Inc.
330,000 5.500%,  7/15/2027
c
325,815
Howmet Aerospace, Inc.
205,000 6.750%,  1/15/2028 215,837
960,000 3.000%,  1/15/2029 877,200
Huntington Ingalls Industries, Inc.
196,000 4.200%,  5/1/2030 186,790
Ingersoll Rand, Inc.
68,000 5.700%,  8/14/2033 71,944
John Deere Capital Corporation
143,000 4.950%,  7/14/2028 146,604
281,000 2.800%,  7/18/2029 260,707
141,000 4.700%,  6/10/2030 143,325
144,000 3.900%,  6/7/2032 138,659
67,000 5.150%,  9/8/2033 70,502
Kaman Corporation, Convertible
206,000 3.250%,  5/1/2024 199,820
L3Harris Technologies, Inc.
144,000 5.400%,  1/15/2027 146,988
Mauser Packaging Solutions
Holding Company
212,000 9.250%,  4/15/2027
c,e
208,090
MIWD Holdco II, LLC
226,000 5.500%,  2/1/2030
c
200,010
Mueller Water Products, Inc.
249,000 4.000%,  6/15/2029
c
226,839
Nesco Holdings II, Inc.
445,000 5.500%,  4/15/2029
c
411,443
New Enterprise Stone and Lime
Company, Inc.
509,000 5.250%,  7/15/2028
c
485,540
Northrop Grumman Corporation
63,000 4.700%,  3/15/2033 63,535
OI European Group BV
473,000 4.750%,  2/15/2030
c
442,354
Otis Worldwide Corporation
230,000 2.056%,  4/5/2025 221,103
Owens-Brockway Glass Container,
Inc.
216,000 6.625%,  5/13/2027
c
216,027
Pactiv Evergreen Group
305,000 4.375%,  10/15/2028
c
285,143
Parker-Hannifin Corporation
141,000 4.250%,  9/15/2027 139,764
Patrick Industries, Inc., Convertible
205,000 1.750%,  12/1/2028 232,675
PGT Innovations, Inc.
408,000 4.375%,  10/1/2029
c
406,545
Republic Services, Inc.
131,000 3.950%,  5/15/2028 128,408
131,000 5.000%,  12/15/2033 133,754
Roller Bearing Company of
America, Inc.
336,000 4.375%,  10/15/2029
c
310,944
Rolls-Royce plc
180,000 5.750%,  10/15/2027
c
180,309
RTX Corporation
204,000 5.750%,  1/15/2029 213,231

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Capital Goods (2.0%) - continued
Sealed Air Corporation
$ 373,000 6.125%,  2/1/2028
c
$ 376,212
Silgan Holdings, Inc.
179,000 4.125%,  2/1/2028
e
170,952
Smyrna Ready Mix Concrete, LLC
343,000 8.875%,  11/15/2031
c
360,553
Spirit AeroSystems, Inc.
245,000 9.750%,  11/15/2030
c
263,369
SRM Escrow Issuer, LLC
213,000 6.000%,  11/1/2028
c
209,715
Summit Materials, LLC/Summit
Materials Finance Corporation
98,000 7.250%,  1/15/2031
c
103,263
Textron, Inc.
196,000 3.650%,  3/15/2027 188,104
Titan Acquisition, Ltd./Titan Co-
Borrower, LLC
160,000 7.750%,  4/15/2026
c
161,008
TransDigm, Inc.
250,000 6.250%,  3/15/2026
c
249,568
643,000 5.500%,  11/15/2027 629,965
416,000 7.125%,  12/1/2031
c
435,933
Triumph Group, Inc.
382,000 9.000%,  3/15/2028
c
406,198
United Rentals North America, Inc.
310,000 4.000%,  7/15/2030 285,540
Veralto Corporation
139,000 5.350%,  9/18/2028
c
142,225
Waste Connections, Inc.
70,000 3.200%,  6/1/2032 62,899
Waste Management, Inc.
147,000 4.875%,  2/15/2029 150,439
Waste Pro USA, Inc.
185,000 5.500%,  2/15/2026
c
178,062
Total 20,550,768
Collateralized Mortgage Obligations (5.3%)
A&D Mortgage Trust
1,061,579
6.733%,  7/25/2068, Ser.
2023-NQM3, Class A1
c,d
1,070,462
Alternative Loan Trust
557,030
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 317,415
Banc of America Alternative Loan
Trust
530,137
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 458,983
Banc of America Mortgage
Securities Trust
415,017
5.502%,  9/25/2035, Ser.
2005-H, Class 3A1
b
377,989
Bear Stearns Adjustable Rate
Mortgage Trust
90,786
7.670%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
b
84,893
CAFL Issuer, LLC
1,350,000
2.239%,  3/28/2029, Ser.
2021-RTL1, Class A1
c,d
1,270,348
Principal
Amount Long-Term Fixed Income (67.2%) Value
Collateralized Mortgage Obligations (5.3%) -
continued
CHL Mortgage Pass-Through Trust
$ 193,256
5.771%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
b
$ 185,920
883,795
6.000%,  11/25/2037, Ser.
2007-18, Class 1A2 350,151
CHNGE Mortgage Trust
1,383,185
3.757%,  3/25/2067, Ser.
2022-2, Class A1
b,c
1,300,899
1,469,241
5.000%,  5/25/2067, Ser.
2022-3, Class A1
b,c
1,448,681
1,553,926
6.525%,  6/25/2058, Ser.
2023-2, Class A1
c,d
1,544,923
880,198
5.820%,  6/25/2067, Ser.
2022-NQM1, Class A3
c,d
869,153
1,142,250
7.100%,  7/25/2058, Ser.
2023-3, Class A1
c,d
1,150,919
990,733
6.000%,  10/25/2057, Ser.
2022-4, Class A1
c,d
986,920
CIM Trust
1,514,306
7.100%,  4/25/2058, Ser.
2023-I1, Class A3
c,d
1,514,576
Citigroup Mortgage Loan Trust,
Inc.
102,422
5.500%,  8/25/2034, Ser.
2004-NCM2, Class 1CB1 90,190
950,443
4.752%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
b
810,435
Countrywide Alternative Loan Trust
458,898
5.000%,  3/25/2035, Ser.
2005-3CB, Class 1A1 372,972
241,010
4.014%,  10/25/2035, Ser.
2005-43, Class 4A1
b
194,793
159,022
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 124,266
Countrywide Home Loan
Mortgage Pass Through Trust
480,974
4.638%,  11/25/2035, Ser.
2005-22, Class 2A1
b
387,462
Credit Suisse Mortgage Trust
812,451
6.567%,  8/25/2067, Ser.
2022-ATH3, Class A3
b,c
803,498
580,334
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
b,c
479,889
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
737,919
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 657,001
314,241
3.727%,  8/25/2035, Ser.
2005-AR1, Class 2A3
b
274,733
Federal Home Loan Mortgage
Corporation
1,594,222
3.500%,  8/15/2035, Ser.
345, Class C8
f
164,626
Federal Home Loan Mortgage
Corporation - REMIC
2,937,998
4.000%,  1/25/2051, Ser.
5249, Class LA 2,848,862
1,862,179
Zero Coupon,  9/25/2053,
Ser. 5334, Class BO 1,490,483
6,229,831
1.500%,  12/25/2050, Ser.
5107, Class IO
f
523,160
144,231
2.500%,  5/15/2027, Ser.
4106, Class HI
f
2,256

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Collateralized Mortgage Obligations (5.3%) -
continued
$ 692,056
3.000%,  5/15/2027, Ser.
4046, Class GI
f
$ 19,996
726,384
3.000%,  7/15/2027, Ser.
4084, Class NI
f
24,725
1,019,292
3.000%,  7/15/2027, Ser.
4074, Class IO
f
35,755
388,795
2.500%,  2/15/2028, Ser.
4162, Class AI
f
12,861
770,378
2.500%,  2/15/2028, Ser.
4161, Class UI
f
25,373
1,250,382
2.500%,  3/15/2028, Ser.
4177, Class EI
f
44,144
1,360,745
3.500%,  10/15/2032, Ser.
4119, Class KI
f
126,477
915,272
3.000%,  2/15/2033, Ser.
4170, Class IG
f
73,912
1,358,032
3.000%,  4/15/2033, Ser.
4203, Class DI
f
66,196
Federal National Mortgage
Association - REMIC
1,575,736
4.500%,  6/25/2052, Ser.
2022-43, Class MA 1,538,956
3,179,483
4.000%,  7/25/2052, Ser.
2022-37, Class PE 3,069,611
1,203,181
3.000%,  7/25/2027, Ser.
2012-73, Class DI
f
36,274
781,430
3.000%,  7/25/2027, Ser.
2012-74, Class AI
f
24,090
1,376,338
3.000%,  8/25/2027, Ser.
2012-95, Class HI
f
32,192
770,519
3.500%,  9/25/2027, Ser.
2012-98, Class YI
f
26,490
2,319,327
3.000%,  11/25/2027, Ser.
2012-121, Class BI
f
84,676
1,682,237
3.000%,  12/25/2027, Ser.
2012-139, Class DI
f
56,313
569,138
2.500%,  1/25/2028, Ser.
2012-152, Class AI
f
18,260
1,517,645
3.000%,  1/25/2028, Ser.
2012-147, Class EI
f
45,925
501,576
2.500%,  2/25/2028, Ser.
2013-46, Class CI
f
12,455
524,239
3.000%,  2/25/2028, Ser.
2013-2, Class GI
f
19,301
333,252
3.000%,  4/25/2028, Ser.
2013-30, Class DI
f
12,757
966,640
3.000%,  11/25/2031, Ser.
2013-69, Class IO
f
23,149
1,243,579
3.000%,  2/25/2033, Ser.
2013-1, Class YI
f
104,508
1,385,992
4.500%,  1/25/2046, Ser.
2022-68, Class BA 1,365,268
First Horizon Alternative Mortgage
Securities Trust
166,611
7.123%,  3/25/2035, Ser.
2005-AA2, Class 1A1
b
160,755
164,721
6.475%,  7/25/2035, Ser.
2005-AA5, Class 2A1
b
149,108
Flagstar Mortgage Trust
524,261
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
b,c
449,792
GCAT Trust
1,150,000
4.250%,  5/25/2067, Ser.
2023-NQM4, Class A2
b,g
1,041,157
Principal
Amount Long-Term Fixed Income (67.2%) Value
Collateralized Mortgage Obligations (5.3%) -
continued
$ 747,685
5.730%,  8/25/2067, Ser.
2022-NQM4, Class A3
c,d
$ 736,503
GMAC Mortgage Corporation
Loan Trust
329,020
3.531%,  5/25/2035, Ser.
2005-AR2, Class 4A
b
268,519
Government National Mortgage
Association
199,041
4.000%,  1/16/2027, Ser.
2012-3, Class IO
f
4,803
GS Mortgage-Backed Securities
Trust
1,092,870
5.500%,  10/27/2053, Ser.
2023-PJ3, Class A16
b,c
1,082,540
Home RE, Ltd.
1,550,000
9.928%,  (SOFR30A +
4.600%), 10/25/2033, Ser.
2023-1, Class M1B
b,c
1,560,578
1,350,000
8.837%,  (SOFR30A +
3.500%), 10/25/2034, Ser.
2022-1, Class M1B
b,c
1,376,397
IndyMac IMJA Mortgage Loan
Trust
948,451
6.250%,  11/25/2037, Ser.
2007-A3, Class A1 422,454
J.P. Morgan Mortgage Trust
762,997
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
b,c
620,855
1,226,589
5.000%,  10/25/2053, Ser.
2023-3, Class A4A
b,c
1,199,848
79,961
6.500%,  1/25/2035, Ser.
2005-S1, Class 1A2 80,518
401,056
4.658%,  2/25/2036, Ser.
2006-A1, Class 2A2
b
290,662
Merrill Lynch Alternative Note
Asset Trust
896,192
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 337,700
MortgageIT Trust
1,792,546
5.930%,  (TSFR1M +
0.574%), 6/25/2047, Ser.
2007-1, Class 1A1
b
1,469,377
OBX Trust
408,685
5.700%,  8/25/2062, Ser.
2022-NQM7, Class A3
c,d
402,810
PRKCM Trust
1,630,354
7.087%,  6/25/2058, Ser.
2023-AFC2, Class A3
c
1,638,274
1,375,797
7.627%,  11/25/2058, Ser.
2023-AFC4, Class A2
c,d
1,415,919
Residential Accredit Loans, Inc.
Trust
455,766
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 387,466
308,641
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 237,741
563,265
6.250%,  4/25/2037, Ser.
2007-QS6, Class A6 453,391
Residential Asset Securitization
Trust
491,870
4.142%,  1/25/2034, Ser.
2004-IP1, Class A1
b
451,539

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Collateralized Mortgage Obligations (5.3%) -
continued
Residential Funding Mortgage
Security I Trust
$ 384,856
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 $ 294,292
ROC Securities Trust Series
1,151,057
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
b,c
1,134,273
Sequoia Mortgage Trust
478,454
3.627%,  9/20/2046, Ser.
2007-1, Class 4A1
b
326,205
Structured Adjustable Rate
Mortgage Loan Trust
198,811
4.562%,  7/25/2035, Ser.
2005-15, Class 4A1
b
168,186
Triangle Re, Ltd.
1,750,000
8.721%,  (SOFR30A +
3.400%), 11/25/2033, Ser.
2023-1, Class M1A
b,c
1,752,354
177,892
7.237%,  (SOFR30A +
1.900%), 2/25/2034, Ser.
2021-3, Class M1A
b,c
178,041
TVC Mortgage Trust
1,500,000
8.250%,  11/25/2027, Ser.
2023-RTL1, Class A1
c,d
1,509,988
Verus Securitization Trust
1,269,653
2.491%,  11/25/2066, Ser.
2021-8, Class A3
b,c
1,068,383
1,308,886
6.560%,  12/25/2067, Ser.
2023-1, Class A2
c,d
1,309,580
1,000,000
6.664%,  12/25/2068, Ser.
2023-8, Class A2
c,d
1,007,032
WaMu Mortgage Pass-Through
Certificates
159,450
4.768%,  5/25/2033, Ser.
2003-AR4, Class A7
b
153,666
Washington Mutual Mortgage
Pass-Through Certificates
320,526
6.000%,  3/25/2035, Ser.
2005-1, Class 2A 263,932
Total 54,461,160
Commercial Mortgage-Backed Securities (0.6%)
BANK5 2023-5YR1
2,000,000
6.411%,  4/15/2056, Ser.
2023-5YR1, Class AS
b
2,038,810
BBCMS Mortgage Trust
1,789,743
0.717%,  2/15/2055, Ser.
2022-C14, Class XA
b,f
70,716
5,983,935
1.151%,  9/15/2055, Ser.
2022-C17, Class XA
b,f
458,240
BFLD Trust
1,250,000
7.176%,  (TSFR1M +
1.814%), 10/15/2035, Ser.
2020-EYP, Class B
b,c
627,964
SCOTT Trust
1,000,000
5.910%,  3/15/2040, Ser.
2023-SFS, Class A
c
1,004,454
Silver Hill Trust
314,492
3.102%,  11/25/2049, Ser.
2019-1, Class A1
b,c
300,573
Principal
Amount Long-Term Fixed Income (67.2%) Value
Commercial Mortgage-Backed Securities (0.6%)
- continued
Velocity Commercial Capital Loan
Trust
$ 1,442,301
7.670%,  11/25/2053, Ser.
2023-4, Class A
b,c
$ 1,478,321
Total 5,979,078
Communications Services (2.5%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
359,000 10.500%,  2/15/2028
c
192,004
Altice Financing SA
289,000 5.750%,  8/15/2029
c
256,461
Altice France SA/France
130,000 8.125%,  2/1/2027
c
119,838
485,000 5.125%,  7/15/2029
c
377,339
410,000 5.500%,  10/15/2029
c
321,491
AMC Networks, Inc.
148,000 4.750%,  8/1/2025 144,124
557,000 4.250%,  2/15/2029 425,023
American Tower Corporation
260,000 4.400%,  2/15/2026 256,674
135,000 1.450%,  9/15/2026 122,996
191,000 5.500%,  3/15/2028 195,221
136,000 5.800%,  11/15/2028 141,279
196,000 3.800%,  8/15/2029 186,070
AT&T, Inc.
407,000 4.300%,  2/15/2030 398,537
136,000 5.400%,  2/15/2034 140,260
Bell Telephone Company of
Canada
134,000 5.100%,  5/11/2033 137,501
Cable One, Inc., Convertible
396,000 1.125%,  3/15/2028 299,970
CCO Holdings, LLC/CCO Holdings
Capital Corporation
125,000 5.500%,  5/1/2026
c
124,168
620,000 5.125%,  5/1/2027
c
599,025
255,000 5.000%,  2/1/2028
c
243,980
214,000 6.375%,  9/1/2029
c
211,039
16,000 4.750%,  3/1/2030
c
14,620
695,000 4.500%,  8/15/2030
c
626,532
291,000 4.250%,  2/1/2031
c
254,314
375,000 4.750%,  2/1/2032
c
330,735
360,000 4.250%,  1/15/2034
c
292,546
CenterPoint Energy, Inc.,
Convertible
11,324 3.369%,  9/15/2029 440,164
Charter Communications
Operating, LLC/Charter
Communications Operating
Capital Corporation
123,000 6.150%,  11/10/2026 125,746
196,000 5.050%,  3/30/2029 193,922
Cimpress plc
270,000 7.000%,  6/15/2026 263,925
Clear Channel Outdoor Holdings,
Inc.
197,000 7.500%,  6/1/2029
c,e
163,800
Clear Channel Worldwide
Holdings, Inc.
721,000 5.125%,  8/15/2027
c,e
688,257

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Communications Services (2.5%) - continued
Comcast Corporation
$ 156,000 2.350%,  1/15/2027 $ 146,444
326,000 3.400%,  4/1/2030 305,137
Connect Finco SARL/Connect US
Finco, LLC
230,000 6.750%,  10/1/2026
c
228,622
Crown Castle, Inc.
218,000 2.900%,  3/15/2027 203,863
CSC Holdings, LLC
760,000 5.375%,  2/1/2028
c
671,333
460,000 6.500%,  2/1/2029
c
405,996
84,000 4.125%,  12/1/2030
c
63,903
Deutsche Telekom International
Finance BV
368,000 8.750%,  6/15/2030 443,204
DIRECTV Financing, LLC/DIRECTV
Financing Co-Obligor, Inc.
676,000 5.875%,  8/15/2027
c
635,154
DISH DBS Corporation
153,000 5.875%,  11/15/2024 143,478
184,000 5.250%,  12/1/2026
c
157,642
145,000 7.375%,  7/1/2028 86,678
50,000 5.750%,  12/1/2028
c
39,880
234,000 5.125%,  6/1/2029 120,601
DISH Network Corporation
256,000 11.750%,  11/15/2027
c
267,227
Frontier Communications
Holdings, LLC
450,000 5.875%,  10/15/2027
c
434,746
283,000 6.750%,  5/1/2029
c,e
253,059
109,000 8.750%,  5/15/2030
c
112,129
GCI, LLC
352,000 4.750%,  10/15/2028
c
322,956
Gray Escrow II, Inc.
581,000 5.375%,  11/15/2031
c
438,364
Gray Television, Inc.
370,000 4.750%,  10/15/2030
c
278,517
iHeartCommunications, Inc.
221,000 6.375%,  5/1/2026 188,420
Iliad Holding SASU
544,000 6.500%,  10/15/2026
c
542,936
Lamar Media Corporation
238,000 3.625%,  1/15/2031 211,463
LCPR Senior Secured Financing
DAC
501,000 6.750%,  10/15/2027
c
490,709
Level 3 Financing, Inc.
585,000 4.625%,  9/15/2027
c
351,000
202,000 4.250%,  7/1/2028
c
99,990
213,000 10.500%,  5/15/2030
c,e
206,543
McGraw-Hill Education, Inc.
298,000 5.750%,  8/1/2028
c
287,346
80,000 8.000%,  8/1/2029
c
74,400
Meta Platforms, Inc.
132,000 3.850%,  8/15/2032 125,551
News Corporation
427,000 3.875%,  5/15/2029
c
392,614
NTT Finance Corporation
156,000 1.162%,  4/3/2026
c
143,880
Principal
Amount Long-Term Fixed Income (67.2%) Value
Communications Services (2.5%) - continued
Outfront Media Capital, LLC/
Outfront Media Capital
Corporation
$ 162,000 4.625%,  3/15/2030
c
$ 144,422
Paramount Global
315,000 6.375%,  3/30/2062
b
283,500
Playtika Holding Corporation
357,000 4.250%,  3/15/2029
c
311,500
Radiate Holdco, LLC/Radiate
Finance, Inc.
210,000 6.500%,  9/15/2028
c
102,897
Rogers Communications, Inc.
250,000 5.250%,  3/15/2082
b,c
239,917
Scripps Escrow II, Inc.
165,000 3.875%,  1/15/2029
c
145,931
Sirius XM Radio, Inc.
495,000 5.000%,  8/1/2027
c
478,167
275,000 4.000%,  7/15/2028
c
254,332
Sprint Capital Corporation
424,000 6.875%,  11/15/2028 459,417
208,000 8.750%,  3/15/2032 256,727
TEGNA, Inc.
389,000 4.625%,  3/15/2028 363,353
Telecom Italia Capital SA
136,000 6.000%,  9/30/2034 129,156
Telecom Italia SPA/Milano
186,000 5.303%,  5/30/2024
c
185,135
Telesat Canada/Telesat, LLC
205,000 4.875%,  6/1/2027
c
121,149
75,000 6.500%,  10/15/2027
c
35,059
T-Mobile USA, Inc.
275,000 3.375%,  4/15/2029 255,503
United States Cellular Corporation
181,000 6.700%,  12/15/2033 184,443
Uniti Group, Inc., Convertible
295,000 7.500%,  12/1/2027
c
290,132
Uniti Group, LP/Uniti Group
Finance, Inc./CSL Capital, LLC
570,000 4.750%,  4/15/2028
c
491,280
Univision Communications, Inc.
200,000 6.625%,  6/1/2027
c
199,455
204,000 4.500%,  5/1/2029
c,e
182,020
Verizon Communications, Inc.
260,000 2.100%,  3/22/2028 235,197
196,000 3.150%,  3/22/2030 179,146
346,000 2.550%,  3/21/2031 298,338
311,000 2.355%,  3/15/2032 258,681
Virgin Media Finance plc
150,000 5.000%,  7/15/2030
c
132,249
Virgin Media Secured Finance plc
315,000 5.500%,  5/15/2029
c
304,366
Vodafone Group plc
300,000 7.000%,  4/4/2079
b
309,301
VZ Secured Financing BV
373,000 5.000%,  1/15/2032
c
318,438
Walt Disney Company
130,000 3.800%,  3/22/2030 126,198
Warnermedia Holdings, Inc.
148,000 3.638%,  3/15/2025 144,788
348,000 4.054%,  3/15/2029 330,179

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Communications Services (2.5%) - continued
YPSO Finance BIS SA
$ 189,000 10.500%,  5/15/2027
c
$ 122,400
Total 25,034,122
Consumer Cyclical (3.5%)
1011778 B.C., ULC/New Red
Finance, Inc.
560,000 4.375%,  1/15/2028
c
534,845
Adient Global Holdings, Ltd.
240,000 4.875%,  8/15/2026
c
234,687
Allied Universal Holdco, LLC/Allied
Universal Finance Corporation
195,000 6.625%,  7/15/2026
c
193,976
379,000 6.000%,  6/1/2029
c,e
308,996
Allied Universal Holdco, LLC/Allied
Universal Finance Corporation/
Atlas Luxco 4 SARL
300,000 4.625%,  6/1/2028
c
272,727
260,000 4.625%,  6/1/2028
c
237,605
Allison Transmission, Inc.
244,000 3.750%,  1/30/2031
c,e
215,586
Amazon.com, Inc.
131,000 1.500%,  6/3/2030 110,953
274,000 4.700%,  12/1/2032 281,546
American Axle & Manufacturing,
Inc.
581,000 6.500%,  4/1/2027
e
583,348
American Honda Finance
Corporation
201,000 5.650%,  11/15/2028 210,362
240,000 5.850%,  10/4/2030 255,815
Arko Corporation
255,000 5.125%,  11/15/2029
c
220,640
Ashton Woods USA, LLC/Ashton
Woods Finance Company
240,000 4.625%,  8/1/2029
c
213,421
200,000 4.625%,  4/1/2030
c
179,158
Best Buy Company, Inc.
131,000 1.950%,  10/1/2030 108,793
Bloomin' Brands, Inc., Convertible
87,000 5.000%,  5/1/2025 219,675
Booking Holdings, Inc.,
Convertible
259,000 0.750%,  5/1/2025 487,904
Boyd Gaming Corporation
370,000 4.750%,  6/15/2031
c
339,595
Boyne USA, Inc.
163,000 4.750%,  5/15/2029
c
153,284
Brookfield Residential Properties,
Inc./Brookfield Residential US,
LLC
271,000 6.250%,  9/15/2027
c
262,568
Burlington Stores, Inc., Convertible
425,000 2.250%,  4/15/2025 456,875
173,000 1.250%,  12/15/2027
c
194,712
Caesars Entertainment, Inc.
505,000 6.250%,  7/1/2025
c
506,373
120,000 8.125%,  7/1/2027
c
123,012
408,000 4.625%,  10/15/2029
c
368,019
Carnival Corporation
206,000 7.625%,  3/1/2026
c,e
209,725
634,000 5.750%,  3/1/2027
c
618,425
Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Cyclical (3.5%) - continued
$ 174,000 4.000%,  8/1/2028
c
$ 161,774
Cedar Fair, LP
339,000 5.250%,  7/15/2029
e
319,801
Churchill Downs, Inc.
245,000 4.750%,  1/15/2028
c
234,807
179,000 6.750%,  5/1/2031
c
181,673
Cinemark USA, Inc.
501,000 5.875%,  3/15/2026
c,e
490,359
Clarios Global, LP/Clarios US
Finance Company, Inc.
185,000 8.500%,  5/15/2027
c
185,645
550,000 6.750%,  5/15/2028
c
561,118
D.R. Horton, Inc.
75,000 2.600%,  10/15/2025 71,909
Daimler Trucks Finance North
America, LLC
150,000 5.400%,  9/20/2028
c
152,906
Expedia Group, Inc.
229,000 3.250%,  2/15/2030 209,926
Expedia Group, Inc., Convertible
587,000 Zero Coupon,  2/15/2026 555,009
Ford Motor Company
1,041,000 3.250%,  2/12/2032 865,803
Ford Motor Company, Convertible
849,000 Zero Coupon,  3/15/2026 844,755
Ford Motor Credit Company, LLC
208,000 2.300%,  2/10/2025 200,028
245,000 4.134%,  8/4/2025 238,127
600,000 2.700%,  8/10/2026 555,713
250,000 2.900%,  2/10/2029 218,952
225,000 7.122%,  11/7/2033 242,423
Forestar Group, Inc.
330,000 3.850%,  5/15/2026
c
314,350
General Motors Financial
Company, Inc.
311,000 3.950%,  4/13/2024 309,141
158,000 1.200%,  10/15/2024 152,474
199,000 2.900%,  2/26/2025 193,074
149,000 2.750%,  6/20/2025 143,260
220,000 5.800%,  6/23/2028 226,064
159,000 5.800%,  1/7/2029 162,714
270,000 5.700%,  9/30/2030
b,h
249,342
Genuine Parts Company
137,000 6.500%,  11/1/2028 145,483
Goodyear Tire & Rubber Company
250,000 5.000%,  7/15/2029
e
236,207
Hanesbrands, Inc.
352,000 4.875%,  5/15/2026
c,e
339,544
Hilton Domestic Operating
Company, Inc.
488,000 4.875%,  1/15/2030 472,949
174,000 3.625%,  2/15/2032
c
151,851
Hilton Grand Vacations Borrower
Escrow, LLC/Hilton Grand
Vacations Borrower Escrow, Inc.
283,000 5.000%,  6/1/2029
c
261,080
Home Depot, Inc.
214,000 3.250%,  4/15/2032 197,609
Hyatt Hotels Corporation
141,000 5.750%,  1/30/2027 144,092
Hyundai Capital America
85,000 5.500%,  3/30/2026
c
85,441

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Cyclical (3.5%) - continued
$ 196,000 3.000%,  2/10/2027
c
$ 183,167
136,000 6.500%,  1/16/2029
c
143,574
International Game Technology plc
510,000 5.250%,  1/15/2029
c
499,391
Jacobs Entertainment, Inc.
228,000 6.750%,  2/15/2029
c
214,320
KB Home
360,000 4.800%,  11/15/2029 343,980
Kohl's Corporation
125,000 4.625%,  5/1/2031 98,125
L Brands, Inc.
575,000 6.625%,  10/1/2030
c
587,680
130,000 6.875%,  11/1/2035 131,629
Lennar Corporation
148,000 4.750%,  5/30/2025 147,028
Light & Wonder International, Inc.
377,000 7.250%,  11/15/2029
c
386,014
Live Nation Entertainment, Inc.,
Convertible
424,000 2.000%,  2/15/2025 446,006
648,000 3.125%,  1/15/2029
c
735,869
Lowe's Companies, Inc.
330,000 4.500%,  4/15/2030 328,083
Macy's Retail Holdings, LLC
365,000 5.875%,  4/1/2029
c,e
350,377
Marriott International, Inc./MD
124,000 4.900%,  4/15/2029 124,806
198,000 4.625%,  6/15/2030 194,434
Marriott Vacations Worldwide
Corporation, Convertible
382,000 Zero Coupon,  1/15/2026 335,396
404,000 3.250%,  12/15/2027 357,338
Mattamy Group Corporation
324,000 5.250%,  12/15/2027
c
314,993
McDonald's Corporation
136,000 4.950%,  8/14/2033
e
139,785
Mercedes-Benz Finance North
America, LLC
191,000 1.450%,  3/2/2026
c
178,113
150,000 5.200%,  8/3/2026
c
152,002
Michaels Companies, Inc.
277,000 5.250%,  5/1/2028
c,e
218,992
NCL Corporation, Ltd.
162,000 3.625%,  12/15/2024
c
157,377
146,000 5.875%,  3/15/2026
c
142,665
264,000 5.875%,  2/15/2027
c
261,721
Nissan Motor Company, Ltd.
156,000 3.522%,  9/17/2025
c
150,172
162,000 4.345%,  9/17/2027
c
154,966
202,000 4.810%,  9/17/2030
c
188,851
Nordstrom, Inc.
142,000 4.375%,  4/1/2030
e
123,522
201,000 4.250%,  8/1/2031
e
167,228
PENN Entertainment, Inc.
370,000 4.125%,  7/1/2029
c
316,350
PetSmart, Inc./PetSmart Finance
Corporation
480,000 4.750%,  2/15/2028
c
452,536
303,000 7.750%,  2/15/2029
c
294,764
Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Cyclical (3.5%) - continued
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
$ 545,000 5.750%,  4/15/2026
c
$ 547,953
328,000 6.250%,  1/15/2028
c,e
326,087
Raising Cane's Restaurants, LLC
146,000 9.375%,  5/1/2029
c
155,809
Realogy Group, LLC/Realogy
Group Co-Issuer Corporation
349,000 5.750%,  1/15/2029
c,e
271,230
Royal Caribbean Cruises, Ltd.
788,000 4.250%,  7/1/2026
c
761,109
77,000 9.250%,  1/15/2029
c
82,823
227,000 7.250%,  1/15/2030
c
237,074
Scientific Games Holdings, LP/
Scientific Games US FinCo, Inc.
48,000 6.625%,  3/1/2030
c
45,381
SeaWorld Parks and
Entertainment, Inc.
270,000 5.250%,  8/15/2029
c,e
252,400
Six Flags Theme Parks, Inc.
121,000 7.000%,  7/1/2025
c
121,524
Staples, Inc.
328,000 7.500%,  4/15/2026
c
305,180
219,000 10.750%,  4/15/2027
c
159,571
Station Casinos, LLC
304,000 4.625%,  12/1/2031
c,e
274,109
Tapestry, Inc.
198,000 7.350%,  11/27/2028 207,701
Target Corporation
266,000 2.350%,  2/15/2030 237,336
Tenneco, Inc.
268,000 8.000%,  11/17/2028
c
228,805
Toyota Motor Credit Corporation
136,000 5.550%,  11/20/2030 143,280
Tractor Supply Company
136,000 5.250%,  5/15/2033 139,511
Tripadvisor, Inc.
90,000 7.000%,  7/15/2025
c
90,214
Uber Technologies, Inc.
270,000 6.250%,  1/15/2028
c
270,677
Uber Technologies, Inc.,
Convertible
802,000 Zero Coupon,  12/15/2025 815,521
249,000 0.875%,  12/1/2028
c
270,788
Vail Resorts, Inc., Convertible
601,000 Zero Coupon,  1/1/2026 534,514
VICI Properties, LP/VICI Note
Company, Inc.
486,000 5.750%,  2/1/2027
c
487,442
Victoria's Secret & Company
148,000 4.625%,  7/15/2029
c
123,624
Viking Cruises, Ltd.
579,000 5.875%,  9/15/2027
c
558,735
Volkswagen Group of America
Finance, LLC
74,000 3.350%,  5/13/2025
c
72,048
Wabash National Corporation
409,000 4.500%,  10/15/2028
c
369,047
Wyndham Hotels & Resorts, Inc.
195,000 4.375%,  8/15/2028
c
182,354

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Cyclical (3.5%) - continued
Yum! Brands, Inc.
$ 421,000 4.750%,  1/15/2030
c
$ 408,084
ZF North America Capital, Inc.
242,000 7.125%,  4/14/2030
c
257,922
Total 36,137,135
Consumer Non-Cyclical (2.9%)
1375209 B.C., Ltd.
119,000 9.000%,  1/30/2028
c,e
116,037
AdaptHealth, LLC
216,000 4.625%,  8/1/2029
c
166,698
Albertsons Companies, Inc./
Safeway, Inc./New Albertsons,
LP/Albertsons, LLC
537,000 4.625%,  1/15/2027
c
522,073
434,000 3.500%,  3/15/2029
c
394,064
Altria Group, Inc.
132,000 6.200%,  11/1/2028 138,435
Amgen, Inc.
196,000 5.150%,  3/2/2028 200,655
332,000 5.250%,  3/2/2030 341,295
Anheuser-Busch InBev Worldwide,
Inc.
286,000 4.000%,  4/13/2028 282,484
261,000 4.750%,  1/23/2029 265,056
Archer-Daniels-Midland Company
133,000 4.500%,  8/15/2033 133,004
AstraZeneca Finance, LLC
306,000 1.750%,  5/28/2028 273,788
B&G Foods, Inc.
179,000 5.250%,  9/15/2027
e
162,614
317,000 8.000%,  9/15/2028
c
332,864
BAT Capital Corporation
172,000 6.343%,  8/2/2030 180,583
140,000 7.750%,  10/19/2032 158,043
Bausch & Lomb Escrow
Corporation
74,000 8.375%,  10/1/2028
c
78,066
Bausch Health Companies, Inc.
162,000 5.500%,  11/1/2025
c,e
148,193
445,000 4.875%,  6/1/2028
c
267,998
94,000 11.000%,  9/30/2028
c
68,336
Becton, Dickinson and Company
134,000 4.693%,  2/13/2028 134,570
196,000 2.823%,  5/20/2030 175,178
BellRing Brands, Inc.
250,000 7.000%,  3/15/2030
c
258,742
BioMarin Pharmaceutical, Inc.,
Convertible
594,000 1.250%,  5/15/2027
e
609,979
Bio-Rad Laboratories, Inc.
220,000 3.300%,  3/15/2027 209,028
Bristol-Myers Squibb Company
135,000 5.750%,  2/1/2031 144,566
67,000 5.900%,  11/15/2033 72,998
Cargill, Inc.
289,000 2.125%,  11/10/2031
c
241,202
Catalent Pharma Solutions, Inc.
270,000 3.125%,  2/15/2029
c
236,282
Central Garden & Pet Company
460,000 4.125%,  10/15/2030
e
418,387
Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Non-Cyclical (2.9%) - continued
Cheplapharm Arzneimittel GmbH
$ 60,000 5.500%,  1/15/2028
c
$ 56,730
Chobani, LLC/Chobani Finance
Corporation, Inc.
418,000 4.625%,  11/15/2028
c,e
390,750
CHS/Community Health Systems,
Inc.
298,000 5.625%,  3/15/2027
c
276,882
148,000 8.000%,  12/15/2027
c
142,831
402,000 6.000%,  1/15/2029
c
361,852
100,000 5.250%,  5/15/2030
c
83,635
174,000 4.750%,  2/15/2031
c
136,787
Cigna Group
208,000 2.400%,  3/15/2030 182,124
Constellation Brands, Inc.
261,000 3.150%,  8/1/2029 242,567
87,000 4.900%,  5/1/2033 87,525
Coty, Inc./HFC Prestige Products,
Inc./HFC Prestige International
US, LLC
496,000 4.750%,  1/15/2029
c
473,090
97,000 6.625%,  7/15/2030
c
99,649
CVS Health Corporation
120,000 5.000%,  2/20/2026 120,567
102,000 4.300%,  3/25/2028 100,271
120,000 5.125%,  2/21/2030 121,861
136,000 5.300%,  6/1/2033 139,566
Diageo Capital plc
148,000 2.000%,  4/29/2030 127,820
250,000 5.625%,  10/5/2033 269,642
Edgewell Personal Care Company
260,000 5.500%,  6/1/2028
c
255,125
Eli Lilly & Company
265,000 4.700%,  2/27/2033 271,742
Embecta Corporation
134,000 6.750%,  2/15/2030
c
116,580
Encompass Health Corporation
544,000 4.500%,  2/1/2028 520,477
Energizer Holdings, Inc.
445,000 4.375%,  3/31/2029
c
398,313
Envista Holdings Corporation,
Convertible
369,000 1.750%,  8/15/2028 335,790
Fortrea Holdings, Inc.
108,000 7.500%,  7/1/2030
c,e
110,913
General Mills, Inc.
53,000 4.950%,  3/29/2033 53,731
Gilead Sciences, Inc.
131,000 5.250%,  10/15/2033 136,538
Grifols SA
378,000 4.750%,  10/15/2028
c,e
342,797
HLF Financing SARL, LLC/
Herbalife International, Inc.
588,000 4.875%,  6/1/2029
c
461,703
Imperial Brands Finance plc
164,000 3.125%,  7/26/2024
c
161,274
Integer Holdings Corporation,
Convertible
552,000 2.125%,  2/15/2028
c
704,352
Jazz Investments I, Ltd.,
Convertible
568,000 2.000%,  6/15/2026
e
572,828

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Non-Cyclical (2.9%) - continued
Jazz Securities DAC
$ 239,000 4.375%,  1/15/2029
c
$ 222,608
JBS USA LUX SA/JBS USA Food
Company/JBS Luxembourg
SARL
127,000 6.750%,  3/15/2034
c
133,811
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
348,000 2.500%,  1/15/2027 320,250
165,000 3.625%,  1/15/2032 141,450
Kenvue, Inc.
57,000 5.000%,  3/22/2030 58,832
Keurig Dr. Pepper, Inc.
160,000 3.200%,  5/1/2030 147,092
Kraft Heinz Foods Company
147,000 3.875%,  5/15/2027 144,181
134,000 6.750%,  3/15/2032 150,860
Kroger Company
130,000 4.500%,  1/15/2029 129,117
Lamb Weston Holdings, Inc.
259,000 4.125%,  1/31/2030
c
238,780
Legacy LifePoint Health, LLC
162,000 4.375%,  2/15/2027
c
149,565
LifePoint Health, Inc.
151,000 11.000%,  10/15/2030
c
159,026
Mattel, Inc.
430,000 3.375%,  4/1/2026
c
408,915
McKesson Corporation
148,000 0.900%,  12/3/2025 137,215
197,000 1.300%,  8/15/2026 180,618
Medtronic Global Holdings SCA
127,000 4.500%,  3/30/2033 127,041
ModivCare Escrow Issuer, Inc.
134,000 5.000%,  10/1/2029
c,e
109,524
ModivCare, Inc.
107,000 5.875%,  11/15/2025
c
105,662
Mozart Debt Merger Sub, Inc.
362,000 3.875%,  4/1/2029
c
327,300
283,000 5.250%,  10/1/2029
c
266,749
Nestle Holdings, Inc.
267,000 4.950%,  3/14/2030
c
275,026
Newell Brands, Inc.
334,000 5.200%,  4/1/2026 329,394
Organon & Company/Organon
Foreign Debt Co-Issuer BV
384,000 4.125%,  4/30/2028
c
353,457
223,000 5.125%,  4/30/2031
c
190,630
Owens & Minor, Inc.
366,000 6.625%,  4/1/2030
c,e
349,462
Perrigo Finance Unlimited
Company
182,000 4.375%,  3/15/2026 175,975
207,000 3.150%,  6/15/2030 188,287
Pfizer Investment Enterprises Pte,
Ltd.
210,000 4.450%,  5/19/2026 209,406
135,000 4.750%,  5/19/2033 135,303
Philip Morris International, Inc.
260,000 4.875%,  2/15/2028 262,778
140,000 5.625%,  11/17/2029 146,805
Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Non-Cyclical (2.9%) - continued
$ 140,000 5.750%,  11/17/2032 $ 146,925
Post Holdings, Inc.
330,000 4.500%,  9/15/2031
c
295,728
Post Holdings, Inc., Convertible
374,000 2.500%,  8/15/2027 377,927
Primo Water Holdings, Inc.
441,000 4.375%,  4/30/2029
c
406,334
Procter & Gamble Company
130,000 1.200%,  10/29/2030 107,687
RegionalCare Hospital Partners
Holdings, Inc./LifePoint Health,
Inc.
162,000 9.750%,  12/1/2026
c
160,717
Roche Holdings, Inc.
140,000 1.930%,  12/13/2028
c
124,986
200,000 2.076%,  12/13/2031
c
168,387
Royalty Pharma plc
296,000 1.200%,  9/2/2025 276,175
Scotts Miracle-Gro Company
151,000 4.500%,  10/15/2029 134,165
SEG Holding, LLC
540,000 5.625%,  10/15/2028
c
542,025
Simmons Foods, Inc.
380,000 4.625%,  3/1/2029
c
328,768
Spectrum Brands, Inc.
310,000 5.000%,  10/1/2029
c
295,779
200,000 5.500%,  7/15/2030
c
194,074
Star Parent, Inc.
247,000 9.000%,  10/1/2030
c
260,302
Sysco Corporation
131,000 5.950%,  4/1/2030 139,231
Takeda Pharmaceutical Company,
Ltd.
291,000 5.000%,  11/26/2028 295,325
Teleflex, Inc.
318,000 4.250%,  6/1/2028
c
301,396
Tenet Healthcare Corporation
1,055,000 5.125%,  11/1/2027 1,031,316
374,000 6.125%,  10/1/2028
e
372,942
Teva Pharmaceutical Finance
Netherlands III BV
292,000 3.150%,  10/1/2026 270,363
Thermo Fisher Scientific, Inc.
140,000 5.000%,  12/5/2026 142,102
Topgolf Callaway Brands
Corporation, Convertible
214,000 2.750%,  5/1/2026 228,552
TreeHouse Foods, Inc.
369,000 4.000%,  9/1/2028 326,637
Unilever Capital Corporation
175,000 5.000%,  12/8/2033 181,520
Utah Acquisition Sub, Inc.
201,000 3.950%,  6/15/2026 194,245
Viterra Finance BV
275,000 3.200%,  4/21/2031
c
236,986
Winnebago Industries, Inc.,
Convertible
292,000 1.500%,  4/1/2025 365,438
Wyeth, LLC
326,000 6.500%,  2/1/2034 367,518

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Consumer Non-Cyclical (2.9%) - continued
Zoetis, Inc.
$ 202,000 5.600%,  11/16/2032 $ 216,523
Total 29,352,722
Energy (2.7%)
Antero Midstream Partners, LP/
Antero Midstream Finance
Corporation
254,000 5.375%,  6/15/2029
c
244,188
Antero Resources Corporation
139,000 5.375%,  3/1/2030
c
133,226
Apache Corporation
201,000 4.375%,  10/15/2028 190,325
Archrock Partners, LP/Archrock
Partners Finance Corporation
530,000 6.250%,  4/1/2028
c
522,050
Baytex Energy Corporation
269,000 8.500%,  4/30/2030
c
278,391
Borr IHC, Ltd./Borr Finance, LLC
270,000 10.375%,  11/15/2030
c
278,100
BP Capital Markets America, Inc.
423,000 4.234%,  11/6/2028 420,413
187,000 4.812%,  2/13/2033 188,536
BP Capital Markets plc
495,000 4.875%,  3/22/2030
b,h
470,150
Buckeye Partners, LP
385,000 3.950%,  12/1/2026 363,825
Callon Petroleum Company
271,000 7.500%,  6/15/2030
c,e
273,309
Cheniere Energy Partners, LP
132,000 4.500%,  10/1/2029 126,254
133,000 3.250%,  1/31/2032 113,320
208,000 5.950%,  6/30/2033
c
213,562
Chesapeake Energy Corporation
204,000 6.750%,  4/15/2029
c
205,898
Chord Energy Corporation
203,000 6.375%,  6/1/2026
c
203,000
Civitas Resources, Inc.
122,000 8.375%,  7/1/2028
c
127,361
87,000 8.625%,  11/1/2030
c
92,283
301,000 8.750%,  7/1/2031
c
320,429
CNX Resources Corporation
155,000 6.000%,  1/15/2029
c
148,588
CNX Resources Corporation,
Convertible
342,000 2.250%,  5/1/2026
e
553,630
Columbia Pipelines Holding
Company, LLC
143,000 6.055%,  8/15/2026
c
146,379
271,000 6.042%,  8/15/2028
c
279,700
Comstock Resources, Inc.
80,000 6.750%,  3/1/2029
c
73,161
252,000 5.875%,  1/15/2030
c
218,560
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
309,000 5.500%,  6/15/2031
c
292,810
Crescent Energy Finance, LLC
298,000 9.250%,  2/15/2028
c
309,196
Diamond Foreign Asset Company/
Diamond Finance, LLC
98,000 8.500%,  10/1/2030
c
100,215
Principal
Amount Long-Term Fixed Income (67.2%) Value
Energy (2.7%) - continued
Diamondback Energy, Inc.
$ 338,000 3.125%,  3/24/2031 $ 300,422
DT Midstream, Inc.
201,000 4.125%,  6/15/2029
c
184,917
125,000 4.375%,  6/15/2031
c
112,754
Enbridge, Inc.
260,000 7.375%,  1/15/2083
b
255,672
263,000 7.625%,  1/15/2083
b
263,399
136,000 5.900%,  11/15/2026 139,633
66,000 5.700%,  3/8/2033 68,600
Enerflex, Ltd.
240,000 9.000%,  10/15/2027
c
231,517
Energy Transfer, LP
290,000 6.500%,  11/15/2026
b,h
275,581
134,000 4.400%,  3/15/2027 131,001
196,000 3.750%,  5/15/2030 182,011
136,000 6.400%,  12/1/2030 145,411
EnLink Midstream Partners, LP
406,000 4.850%,  7/15/2026 397,756
Enterprise Products Operating,
LLC
130,000 4.150%,  10/16/2028 128,352
280,000
8.638%,  (TSFR3M +
3.248%), 8/16/2077
b
278,254
EQM Midstream Partners, LP
742,000 4.750%,  1/15/2031
c
690,541
EQT Corporation, Convertible
148,000 1.750%,  5/1/2026 392,851
Ferrellgas, LP/Ferrellgas Finance
Corporation
297,000 5.375%,  4/1/2026
c
290,657
Genesis Energy LP/Genesis
Energy Finance Corporation
397,000 8.875%,  4/15/2030 410,498
Harvest Midstream, LP
301,000 7.500%,  9/1/2028
c
299,218
Hess Midstream Operations, LP
241,000 5.625%,  2/15/2026
c
239,236
Hilcorp Energy I, LP/Hilcorp
Finance Company
400,000 5.750%,  2/1/2029
c
386,278
275,000 6.250%,  4/15/2032
c
264,525
Howard Midstream Energy
Partners, LLC
412,000 6.750%,  1/15/2027
c
407,415
ITT Holdings, LLC
435,000 6.500%,  8/1/2029
c
384,818
Laredo Petroleum, Inc.
455,000 7.750%,  7/31/2029
c
435,027
Marathon Oil Corporation
130,000 4.400%,  7/15/2027 126,788
MEG Energy Corporation
351,000 5.875%,  2/1/2029
c
341,046
MPLX, LP
325,000 1.750%,  3/1/2026 304,016
65,000 5.000%,  3/1/2033 63,674
Murphy Oil Corporation
180,000 5.875%,  12/1/2027 179,085
Nabors Industries, Ltd.
470,000 7.250%,  1/15/2026
c
451,769

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Energy (2.7%) - continued
National Fuel Gas Company
$ 295,000 5.500%,  1/15/2026 $ 295,320
New Fortress Energy, Inc.
180,000 6.750%,  9/15/2025
c
178,564
Noble Finance II, LLC
297,000 8.000%,  4/15/2030
c
309,044
Northern Oil and Gas, Inc.
270,000 8.750%,  6/15/2031
c
281,231
Northern Oil and Gas, Inc.,
Convertible
373,000 3.625%,  4/15/2029 439,767
Northriver Midstream Finance, LP
146,000 5.625%,  2/15/2026
c
141,540
NuStar Logistics, LP
218,000 5.750%,  10/1/2025 216,623
Occidental Petroleum Corporation
268,000 8.875%,  7/15/2030 313,615
ONEOK, Inc.
194,000 2.200%,  9/15/2025 184,356
140,000 5.550%,  11/1/2026 142,464
134,000 5.650%,  11/1/2028 138,716
Ovintiv, Inc.
166,000 5.650%,  5/15/2028 169,377
137,000 6.250%,  7/15/2033 141,626
PBF Holding Company, LLC/PBF
Finance Corporation
197,000 6.000%,  2/15/2028 191,784
Permian Resources Operating,
LLC
370,000 7.000%,  1/15/2032
c
381,719
Permian Resources Operating,
LLC, Convertible
168,000 3.250%,  4/1/2028 389,239
Pioneer Natural Resources
Company
195,000 1.900%,  8/15/2030 165,557
Pioneer Natural Resources
Company, Convertible
248,000 0.250%,  5/15/2025 602,640
Plains All American Pipeline, LP
150,000
9.751%,  (TSFR3M +
4.372%), 2/2/2024
b,h
144,937
Plains All American Pipeline, LP/
PAA Finance Corporation
317,000 4.650%,  10/15/2025 313,570
Precision Drilling Corporation
390,000 6.875%,  1/15/2029
c
376,089
Range Resources Corporation
217,000 4.750%,  2/15/2030
c,e
200,593
Rockcliff Energy II, LLC
287,000 5.500%,  10/15/2029
c
271,247
Rockies Express Pipeline, LLC
190,000 4.950%,  7/15/2029
c
181,673
Schlumberger Holdings
Corporation
81,000 4.300%,  5/1/2029
c
80,126
SM Energy Company
118,000 6.625%,  1/15/2027 117,332
185,000 6.500%,  7/15/2028
e
185,085
Southwestern Energy Company
227,000 5.375%,  3/15/2030 221,655
192,000 4.750%,  2/1/2032 177,641
Principal
Amount Long-Term Fixed Income (67.2%) Value
Energy (2.7%) - continued
Suncor Energy, Inc.
$ 131,000 7.150%,  2/1/2032 $ 146,043
Sunoco, LP/Sunoco Finance
Corporation
200,000 5.875%,  3/15/2028 199,734
277,000 4.500%,  4/30/2030 256,450
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
494,000 5.500%,  1/15/2028
c
466,834
Targa Resources Partners, LP
359,000 4.875%,  2/1/2031 348,736
Teine Energy, Ltd.
250,000 6.875%,  4/15/2029
c
234,722
TransCanada Trust
600,000 5.875%,  8/15/2076
b
567,167
Transocean, Inc.
330,000 11.500%,  1/30/2027
c
344,850
141,550 8.750%,  2/15/2030
c
147,886
USA Compression Partners, LP/
USA Compression Finance
Corporation
387,000 6.875%,  4/1/2026 385,368
Valaris, Ltd.
268,000 8.375%,  4/30/2030
c
274,577
Venture Global Calcasieu Pass,
LLC
374,000 3.875%,  8/15/2029
c
339,330
170,000 6.250%,  1/15/2030
c
169,080
220,000 4.125%,  8/15/2031
c
193,821
Venture Global LNG, Inc.
549,000 8.375%,  6/1/2031
c
548,716
190,000 9.875%,  2/1/2032
c
197,911
Weatherford International, Ltd.
219,000 8.625%,  4/30/2030
c
228,649
Williams Companies, Inc.
131,000 2.600%,  3/15/2031 112,008
Total 27,764,593
Financials (7.9%)
Acrisure, LLC/Acrisure Finance,
Inc.
86,000 6.000%,  8/1/2029
c
78,144
AerCap Holdings NV
300,000 5.875%,  10/10/2079
b
296,219
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
121,000 3.150%,  2/15/2024 120,520
200,000 6.500%,  7/15/2025 202,534
150,000 6.100%,  1/15/2027 153,201
207,000 5.750%,  6/6/2028 211,852
362,000 3.000%,  10/29/2028 330,502
Air Lease Corporation
152,000 2.300%,  2/1/2025 146,644
270,000 4.650%,  6/15/2026
b,h
242,405
162,000 3.125%,  12/1/2030 141,694
Aircastle, Ltd.
274,000 5.250%,  6/15/2026
b,c,h
234,903
163,000 2.850%,  1/26/2028
c
145,400
Alliant Holdings Intermediate, LLC/
Alliant Holdings Co-Issuer, Inc.
207,000 6.750%,  10/15/2027
c
206,268

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
Ally Financial, Inc.
$ 200,000 5.750%,  11/20/2025 $ 198,754
525,000 4.700%,  5/15/2026
b,h
393,782
130,000 8.000%,  11/1/2031 142,415
78,000 6.700%,  2/14/2033 78,092
American Express Company
214,000 3.950%,  8/1/2025 210,539
255,000 3.550%,  9/15/2026
b,h
218,611
275,000 6.338%,  10/30/2026
b
280,377
351,000 2.550%,  3/4/2027 328,823
American Homes 4 Rent, LP
157,000 2.375%,  7/15/2031 129,508
American International Group, Inc.
271,000 5.125%,  3/27/2033 275,005
AmWINS Group, Inc.
272,000 4.875%,  6/30/2029
c
248,400
Arbor Realty Trust, Inc.,
Convertible
145,000 7.500%,  8/1/2025 147,030
Ares Capital Corporation
76,000 4.250%,  3/1/2025 74,294
340,000 2.150%,  7/15/2026 309,935
Ares Capital Corporation,
Convertible
235,000 4.625%,  3/1/2024 241,903
Assurant, Inc.
193,000 6.100%,  2/27/2026 196,069
Australia & New Zealand Banking
Group, Ltd.
288,000 2.950%,  7/22/2030
b,c
273,491
Aviation Capital Group, LLC
131,000 4.875%,  10/1/2025
c
128,389
Avolon Holdings Funding, Ltd.
301,000 4.250%,  4/15/2026
c
290,710
BAC Capital Trust XIV
332,000
6.046%,  (TSFR3M +
0.662%), 1/18/2024
b,h
268,920
Banco Santander Mexico SA
89,000 5.375%,  4/17/2025
c
88,856
Banco Santander SA
110,000 4.750%,  11/12/2026
b,h
92,702
200,000 5.294%,  8/18/2027 200,603
200,000 4.175%,  3/24/2028
b
192,468
200,000 6.921%,  8/8/2033 213,133
Bank of America Corporation
325,000 4.200%,  8/26/2024 321,951
750,000 6.250%,  9/5/2024
b,h
743,092
160,000 3.458%,  3/15/2025
b
159,237
320,000 6.100%,  3/17/2025
b,h
316,963
373,000 1.319%,  6/19/2026
b
351,042
298,000 1.197%,  10/24/2026
b
276,710
325,000 6.125%,  4/27/2027
b,e,h
325,780
196,000 1.734%,  7/22/2027
b
179,566
278,000 4.376%,  4/27/2028
b
271,689
392,000 3.593%,  7/21/2028
b
371,811
214,000 4.948%,  7/22/2028
b
213,971
230,000 5.819%,  9/15/2029
b
237,423
523,000 3.974%,  2/7/2030
b
495,018
454,000 2.687%,  4/22/2032
b
383,372
204,000 2.572%,  10/20/2032
b
169,131
290,000 2.972%,  2/4/2033
b
246,738
141,000 3.846%,  3/8/2037
b
123,799
Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
Bank of Montreal
$ 256,000 5.266%,  12/11/2026 $ 259,519
195,000 5.203%,  2/1/2028 198,637
140,000 3.088%,  1/10/2037
b
112,914
Bank of New York Mellon
Corporation
132,000 6.317%,  10/25/2029
b
140,209
214,000 4.596%,  7/26/2030
b
212,515
134,000 6.474%,  10/25/2034
b
148,430
Bank of Nova Scotia
208,000 5.250%,  12/6/2024 207,856
450,000 4.900%,  6/4/2025
b,h
429,818
132,000 1.050%,  3/2/2026 121,638
Barclays plc
179,000 2.852%,  5/7/2026
b
172,583
200,000 5.501%,  8/9/2028
b
200,926
193,000 4.972%,  5/16/2029
b
189,462
200,000 6.224%,  5/9/2034
b
207,435
136,000 7.119%,  6/27/2034
b
144,939
Berkshire Hathaway Finance
Corporation
421,000 2.875%,  3/15/2032 379,483
Blackstone Mortgage Trust, Inc.,
Convertible
252,000 5.500%,  3/15/2027 228,690
Blue Owl Capital Corporation II
136,000 8.450%,  11/15/2026
c
140,113
Blue Owl Credit Income
Corporation
214,000 4.700%,  2/8/2027 202,139
Blue Owl Technology Finance
Corporation
68,000 4.750%,  12/15/2025
c
64,304
196,000 3.750%,  6/17/2026
c
179,205
BNP Paribas SA
188,000 2.819%,  11/19/2025
b,c
183,188
200,000 3.132%,  1/20/2033
b,c
169,946
BPCE SA
152,000 2.375%,  1/14/2025
c
146,952
Bread Financial Holdings, Inc.
148,000 9.750%,  3/15/2029
c
153,428
Bread Financial Holdings, Inc.,
Convertible
183,000 4.250%,  6/15/2028
c,e
194,218
Brixmor Operating Partnership, LP
262,000 2.250%,  4/1/2028 232,656
Brookfield Property REIT, Inc./BPR
Cumulus, LLC/BPR Nimbus,
LLC/GGSI Sellco, LLC
86,000 4.500%,  4/1/2027
c
77,400
Burford Capital Global Finance,
LLC
300,000 9.250%,  7/1/2031
c
318,840
Camden Property Trust
134,000 5.850%,  11/3/2026 138,006
Canadian Imperial Bank of
Commerce
214,000 3.945%,  8/4/2025 210,584
120,000 5.926%,  10/2/2026 123,454
Capital One Financial Corporation
140,000 3.950%,  9/1/2026
b,h
112,201
217,000 3.273%,  3/1/2030
b
193,803

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
Capital One NA
$ 228,000 2.280%,  1/28/2026
b
$ 219,878
Castlelake Aviation Finance DAC
131,000 5.000%,  4/15/2027
c
122,638
Centene Corporation
544,000 3.000%,  10/15/2030 471,128
Charles Schwab Corporation
537,000 5.375%,  6/1/2025
b,e,h
529,546
255,000 0.900%,  3/11/2026 233,760
300,000 4.000%,  6/1/2026
b,h
264,444
140,000 5.875%,  8/24/2026 143,590
125,000 5.000%,  6/1/2027
b,h
112,846
196,000 2.000%,  3/20/2028 174,359
135,000 6.136%,  8/24/2034
b
142,300
Citigroup, Inc.
154,000 5.000%,  9/12/2024
b,h
149,487
180,000 3.352%,  4/24/2025
b
178,621
365,000 5.500%,  9/13/2025 366,662
218,000 1.281%,  11/3/2025
b
209,745
315,000 4.000%,  12/10/2025
b,h
289,930
515,000 3.875%,  2/18/2026
b,h
455,942
205,000 4.150%,  11/15/2026
b,h
175,938
451,000 1.122%,  1/28/2027
b
414,379
263,000 1.462%,  6/9/2027
b
240,682
286,000 3.070%,  2/24/2028
b
269,491
133,000 7.375%,  5/15/2028
b,e,h
134,609
271,000 7.625%,  11/15/2028
b,e,h
276,718
522,000 4.075%,  4/23/2029
b
502,391
136,000 6.174%,  5/25/2034
b
140,729
Citizens Financial Group, Inc.
275,000 4.000%,  10/6/2026
b,h
217,331
CNA Financial Corporation
190,000 3.950%,  5/15/2024 188,609
Coinbase Global, Inc., Convertible
878,000 0.500%,  6/1/2026 795,117
Comerica, Inc.
160,000 5.625%,  7/1/2025
b,h
150,694
Commonwealth Bank of Australia
156,000 2.688%,  3/11/2031
c
128,275
Cooperatieve Rabobank UA
149,000 1.339%,  6/24/2026
b,c
140,449
Corebridge Financial, Inc.
196,000 6.875%,  12/15/2052
b
195,335
134,000 6.050%,  9/15/2033
c
139,553
123,000 5.750%,  1/15/2034 125,726
Corporate Office Properties, LP
265,000 2.250%,  3/15/2026 247,071
Corporate Office Properties, LP,
Convertible
168,000 5.250%,  9/15/2028
c
176,988
Credit Acceptance Corporation
345,000 9.250%,  12/15/2028
c
367,753
Credit Agricole SA
270,000 8.125%,  12/23/2025
b,c,h
274,974
131,000 3.250%,  1/14/2030
c
115,636
Credit Suisse Group AG
130,000 7.250%,  9/12/2025
b,c,h,i
14,950
150,000 7.500%,  12/29/2049
*,b,h,i
17,250
Dai-ichi Life Insurance Company,
Ltd.
388,000 5.100%,  10/28/2024
b,c,e,h
384,167
Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
Deutsche Bank AG/New York, NY
$ 444,000 2.129%,  11/24/2026
b
$ 416,169
250,000 2.311%,  11/16/2027
b
228,598
190,000 6.819%,  11/20/2029
b
200,040
214,000 3.742%,  1/7/2033
b
175,676
Discover Bank
260,000
5.974%,  (USISOA05 +
1.730%), 8/9/2028
b
250,429
Discover Financial Services
71,000 6.700%,  11/29/2032 74,375
Drawbridge Special Opportunities
Fund, LP
540,000 3.875%,  2/15/2026
c
496,745
Elevance Health, Inc.
198,000 5.350%,  10/15/2025 199,384
411,000 2.550%,  3/15/2031 356,859
Enact Holdings, Inc.
219,000 6.500%,  8/15/2025
c
218,321
Encore Capital Group, Inc.,
Convertible
278,000 4.000%,  3/15/2029
c
273,830
Extra Space Storage, LP
121,000 5.900%,  1/15/2031 126,290
135,000 2.400%,  10/15/2031 111,370
Fifth Third Bancorp
320,000 4.500%,  9/30/2025
b,h
296,819
144,000 4.772%,  7/28/2030
b
140,635
Fifth Third Bank NA
343,000 3.850%,  3/15/2026 329,805
First Horizon Bank
198,000 5.750%,  5/1/2030
e
186,679
Five Corners Funding Trust III
180,000 5.791%,  2/15/2033
c
191,145
Fortress Transportation and
Infrastructure Investors, LLC
369,000 6.500%,  10/1/2025
c
367,819
142,000 9.750%,  8/1/2027
c
147,680
6,000 5.500%,  5/1/2028
c
5,770
Freedom Mortgage Corporation
122,000 7.625%,  5/1/2026
c
120,408
98,000 12.000%,  10/1/2028
c
107,028
FS KKR Capital Corporation
132,000 3.400%,  1/15/2026 124,908
132,000 2.625%,  1/15/2027 118,481
Global Net Lease, Inc./Global Net
Lease Operating Partnership,
LP
469,000 3.750%,  12/15/2027
c
391,902
goeasy, Ltd.
196,000 9.250%,  12/1/2028
c
209,322
Goldman Sachs Group, Inc.
190,000 5.500%,  8/10/2024
b,h
187,345
148,000 3.500%,  4/1/2025 144,634
223,000 4.250%,  10/21/2025 218,884
222,000 0.855%,  2/12/2026
b
210,501
195,000 3.650%,  8/10/2026
b,h
172,920
255,000 4.125%,  11/10/2026
b,h
227,090
456,000 1.948%,  10/21/2027
b
417,158
140,000 2.640%,  2/24/2028
b
129,781
155,000 3.615%,  3/15/2028
b
148,666
278,000 4.482%,  8/23/2028
b
273,092
261,000 3.814%,  4/23/2029
b
247,785

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
$ 131,000 3.800%,  3/15/2030 $ 123,084
131,000 2.615%,  4/22/2032
b
109,963
132,000 2.383%,  7/21/2032
b
108,455
Hartford Financial Services Group,
Inc.
130,000 2.800%,  8/19/2029 118,045
125,000
7.766%,  (TSFR3M +
2.387%), 2/12/2047
b,c
107,247
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
30,000 Zero Coupon,  5/1/2025
c
30,189
348,000 3.750%,  8/15/2028
c
405,002
HSBC Holdings plc
143,000 3.803%,  3/11/2025
b
142,413
150,000 6.375%,  3/30/2025
b,h
148,087
187,000 2.633%,  11/7/2025
b
182,322
178,000 1.589%,  5/24/2027
b
163,258
350,000 2.251%,  11/22/2027
b
321,255
200,000 6.161%,  3/9/2029
b
206,518
365,000 4.583%,  6/19/2029
b
353,907
95,000 4.600%,  12/17/2030
b,h
79,231
159,000 2.804%,  5/24/2032
b
132,735
HUB International, Ltd.
431,000 5.625%,  12/1/2029
c
411,162
Huntington Bancshares, Inc.
415,000 4.450%,  10/15/2027
b,h
363,950
Icahn Enterprises, LP/Icahn
Enterprises Finance Corporation
253,000 6.375%,  12/15/2025 248,377
279,000 5.250%,  5/15/2027 250,604
ING Groep NV
258,000 1.726%,  4/1/2027
b
238,674
200,000 6.083%,  9/11/2027
b
204,101
Intercontinental Exchange, Inc.
215,000 4.350%,  6/15/2029 213,688
Invitation Homes Operating
Partnership, LP
227,000 2.000%,  8/15/2031 180,638
J.P. Morgan Chase & Company
320,000
8.939%,  (TSFR3M +
3.562%), 2/1/2024
b,e,h
322,800
544,000 5.000%,  8/1/2024
b,h
534,081
210,000 4.600%,  2/1/2025
b,h
202,507
310,000 1.561%,  12/10/2025
b
298,468
149,000 2.083%,  4/22/2026
b
142,720
295,000 3.650%,  6/1/2026
b,h
269,965
371,000 1.045%,  11/19/2026
b
343,558
261,000 1.578%,  4/22/2027
b
240,857
289,000 2.947%,  2/24/2028
b
271,903
392,000 4.005%,  4/23/2029
b
377,160
133,000 2.069%,  6/1/2029
b
117,925
523,000 4.493%,  3/24/2031
b
509,924
140,000 2.963%,  1/25/2033
b
119,957
145,000 4.912%,  7/25/2033
b
143,366
140,000 5.717%,  9/14/2033
b
144,858
149,000 5.350%,  6/1/2034
b
151,121
147,000 6.254%,  10/23/2034
b
159,346
J.P. Morgan Chase Bank NA
250,000 5.110%,  12/8/2026 252,243
Jefferies Finance, LLC/JFIN Co-
Issuer Corporation
120,000 5.000%,  8/15/2028
c
107,409
Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
KeyBank NA/Cleveland, OH
$ 196,000 3.900%,  4/13/2029 $ 170,799
250,000 5.000%,  1/26/2033 233,710
Kilroy Realty, LP
196,000 4.250%,  8/15/2029 179,639
Lincoln National Corporation
300,000
7.989%,  (TSFR3M +
2.619%), 2/20/2024
b
211,308
Lloyds Banking Group plc
440,000 1.627%,  5/11/2027
b
403,150
M&T Bank Corporation
406,000 3.500%,  9/1/2026
b,h
297,950
Macquarie Group, Ltd.
264,000 1.629%,  9/23/2027
b,c
237,526
Manufacturers & Traders Trust
Company
260,000 4.700%,  1/27/2028 252,586
Marsh & McLennan Companies,
Inc.
135,000 2.375%,  12/15/2031 114,995
MetLife, Inc.
320,000 3.850%,  9/15/2025
b,h
302,911
205,000 5.875%,  3/15/2028
b,h
200,928
261,000 6.400%,  12/15/2036 269,161
Metropolitan Life Global Funding I
244,000 2.950%,  4/9/2030
c
216,726
Mid-America Apartments, LP
261,000 4.200%,  6/15/2028 254,957
Mitsubishi UFJ Financial Group,
Inc.
179,000 1.412%,  7/17/2025 168,912
260,000 1.538%,  7/20/2027
b
237,567
Mizuho Financial Group, Inc.
343,000 1.554%,  7/9/2027
b
313,437
278,000 2.564%,  9/13/2031 226,129
135,000 5.748%,  7/6/2034
b
139,667
Molina Healthcare, Inc.
312,000 4.375%,  6/15/2028
c
295,083
Morgan Stanley
160,000 2.720%,  7/22/2025
b
157,359
268,000 1.164%,  10/21/2025
b
257,921
104,000 5.000%,  11/24/2025 103,846
250,000 2.630%,  2/18/2026
b
241,955
302,000 2.188%,  4/28/2026
b
290,118
214,000 6.138%,  10/16/2026
b
217,851
148,000 0.985%,  12/10/2026
b
136,163
260,000 1.593%,  5/4/2027
b
239,561
262,000 1.512%,  7/20/2027
b
239,312
98,000 5.123%,  2/1/2029
b
98,446
392,000 3.622%,  4/1/2031
b
361,121
140,000 2.943%,  1/21/2033
b
119,092
144,000 4.889%,  7/20/2033
b
140,410
132,000 5.250%,  4/21/2034
b
131,987
156,000 5.424%,  7/21/2034
b
158,321
283,000 2.484%,  9/16/2036
b
224,302
MPT Operating Partnership, LP/
MPT Finance Corporation
231,000 5.250%,  8/1/2026
e
206,500
104,000 4.625%,  8/1/2029 74,782
Nasdaq, Inc.
143,000 5.350%,  6/28/2028 147,282

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
Nationstar Mortgage Holdings,
Inc.
$ 289,000 6.000%,  1/15/2027
c
$ 286,833
NatWest Group plc
182,000 4.269%,  3/22/2025
b
181,354
131,000 4.892%,  5/18/2029
b
128,600
197,000 3.754%,  11/1/2029
b
192,166
Necessity Retail REIT, Inc./
American Finance Operating
Partner, LP
332,000 4.500%,  9/30/2028
c
279,571
New York Life Global Funding
134,000 4.550%,  1/28/2033
c
132,070
NFP Corporation
162,000 6.875%,  8/15/2028
c
164,689
Nippon Life Insurance Company
640,000 5.100%,  10/16/2044
b,c
633,351
NNN REIT, Inc.
131,000 2.500%,  4/15/2030 112,572
Nomura Holdings, Inc.
200,000 2.172%,  7/14/2028 175,698
Northern Trust Corporation
212,000 4.000%,  5/10/2027 209,131
Office Properties Income Trust
129,000 2.650%,  6/15/2026 79,952
Omega Healthcare Investors, Inc.
127,000 4.750%,  1/15/2028 122,083
130,000 3.375%,  2/1/2031 110,451
OneMain Finance Corporation
831,000 6.875%,  3/15/2025 841,205
93,000 3.875%,  9/15/2028 82,282
Park Intermediate Holdings, LLC
477,000 4.875%,  5/15/2029
c
441,528
Pebblebrook Hotel Trust,
Convertible
768,000 1.750%,  12/15/2026 683,981
Pine Street Trust I
130,000 4.572%,  2/15/2029
c
123,617
PNC Bank NA
130,000 2.700%,  10/22/2029 113,955
PNC Financial Services Group,
Inc.
270,000 5.671%,  10/28/2025
b
269,862
250,000 3.400%,  9/15/2026
b,h
199,981
261,000 6.200%,  9/15/2027
b,h
253,754
145,000 5.582%,  6/12/2029
b
148,093
266,000 6.250%,  3/15/2030
b,h
247,957
134,000 6.875%,  10/20/2034
b
148,758
PRA Group, Inc.
242,000 7.375%,  9/1/2025
c
240,148
199,000 8.375%,  2/1/2028
c
191,580
Principal Life Global Funding II
197,000 1.250%,  8/16/2026
c
178,554
Prologis, LP
229,000 3.375%,  12/15/2027 218,624
Provident Financing Trust I
155,000 7.405%,  3/15/2038 165,158
Prudential Financial, Inc.
142,000 5.125%,  3/1/2052
b
133,453
198,000 6.750%,  3/1/2053
b
206,299
636,000 5.200%,  3/15/2044
b
632,820
Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
$ 160,000 3.700%,  10/1/2050
b
$ 138,711
Public Storage Operating
Company
134,000 5.100%,  8/1/2033 138,717
QBE Insurance Group, Ltd.
140,000 5.875%,  5/12/2025
b,c,e,h
136,401
Radian Group, Inc.
330,000 4.875%,  3/15/2027 318,980
Realty Income Corporation
132,000 4.875%,  6/1/2026 132,104
196,000 3.950%,  8/15/2027 190,526
Redwood Trust, Inc., Convertible
42,000 7.750%,  6/15/2027 38,509
Regions Financial Corporation
129,000 2.250%,  5/18/2025 122,941
245,000 5.750%,  6/15/2025
b,h
237,524
Reinsurance Group of America,
Inc.
134,000 6.000%,  9/15/2033 140,499
RLJ Lodging Trust, LP
150,000 3.750%,  7/1/2026
c
142,124
334,000 4.000%,  9/15/2029
c
300,143
Rocket Mortgage, LLC/Rocket
Mortgage Co-Issuer, Inc.
310,000 3.625%,  3/1/2029
c
280,577
Royal Bank of Canada
205,000 0.750%,  10/7/2024 197,893
Santander Holdings USA, Inc.
144,000 2.490%,  1/6/2028
b
131,829
Santander UK Group Holdings plc
262,000 1.673%,  6/14/2027
b
238,176
Service Properties Trust
203,000 7.500%,  9/15/2025 205,256
260,000 5.500%,  12/15/2027 238,045
135,000 8.625%,  11/15/2031
c
141,403
Simon Property Group, LP
264,000 2.650%,  7/15/2030 233,622
134,000 6.250%,  1/15/2034 145,633
SLM Corporation
150,000 4.200%,  10/29/2025 145,500
Societe Generale SA
188,000 2.625%,  10/16/2024
c
183,541
177,000 1.488%,  12/14/2026
b,c
162,908
Spirit Realty, LP
282,000 3.200%,  1/15/2027 266,795
Standard Chartered plc
177,000 0.991%,  1/12/2025
b,c
176,742
130,000 6.000%,  7/26/2025
b,c,h
127,541
206,000 2.608%,  1/12/2028
b,c
188,378
Starwood Property Trust, Inc.,
Convertible
397,000 6.750%,  7/15/2027 426,577
State Street Corporation
144,000 5.272%,  8/3/2026 146,093
144,000 4.421%,  5/13/2033
b
140,013
Sumitomo Life Insurance Company
420,000 3.375%,  4/15/2081
b,c
358,499
Sumitomo Mitsui Financial Group,
Inc.
188,000 2.448%,  9/27/2024 183,916
206,000 2.174%,  1/14/2027 190,433

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
$ 200,000 5.716%,  9/14/2028 $ 207,113
196,000 2.142%,  9/23/2030 162,378
200,000 5.766%,  1/13/2033 211,344
Sumitomo Mitsui Trust Bank, Ltd.
149,000 1.050%,  9/12/2025
c
139,001
Summit Hotel Properties, Inc.,
Convertible
310,000 1.500%,  2/15/2026 274,815
Synchrony Financial
160,000 4.250%,  8/15/2024 158,241
76,000 7.250%,  2/2/2033 75,395
Synovus Bank
135,000 5.625%,  2/15/2028 129,708
Toronto-Dominion Bank
160,000 8.125%,  10/31/2082
b
166,526
124,000 5.156%,  1/10/2028 125,870
209,000 5.523%,  7/17/2028 215,174
144,000 4.456%,  6/8/2032 139,917
Truist Bank
134,000 2.250%,  3/11/2030 111,063
Truist Financial Corporation
282,000 6.047%,  6/8/2027
b
286,967
132,000 1.887%,  6/7/2029
b
114,066
490,000 5.100%,  3/1/2030
b,h
444,040
U.S. Bancorp
204,000 5.727%,  10/21/2026
b
205,320
214,000 4.548%,  7/22/2028
b
210,844
70,000 5.836%,  6/12/2034
b
72,207
UBS AG
235,000 5.125%,  5/15/2024 232,881
UBS Group AG
157,000 2.593%,  9/11/2025
b,c
153,591
255,000 2.193%,  6/5/2026
b,c
242,501
400,000 4.875%,  2/12/2027
b,c,h
360,289
200,000 6.327%,  12/22/2027
b,c
206,129
287,000 3.869%,  1/12/2029
b,c
270,545
UDR, Inc.
295,000 3.000%,  8/15/2031 260,602
United Wholesale Mortgage, LLC
95,000 5.500%,  11/15/2025
c
94,399
231,000 5.500%,  4/15/2029
c
218,690
UnitedHealth Group, Inc.
276,000 4.200%,  5/15/2032 270,073
USB Realty Corporation
194,000
6.802%,  (TSFR3M +
1.409%), 1/15/2027
b,c,h
142,590
Ventas Realty, LP
163,000 3.750%,  5/1/2024 161,849
Ventas Realty, LP, Convertible
474,000 3.750%,  6/1/2026
c
500,070
Wells Fargo & Company
311,000 2.406%,  10/30/2025
b
302,530
490,000 3.900%,  3/15/2026
b,h
452,739
226,000 2.188%,  4/30/2026
b
216,591
307,000
6.155%,  (TSFR3M +
0.762%), 1/15/2027
b
290,485
145,000 3.526%,  3/24/2028
b
138,333
309,000 3.584%,  5/22/2028
b
294,343
214,000 4.808%,  7/25/2028
b
212,432
277,000 7.625%,  9/15/2028
b,h
290,659
308,000 4.478%,  4/4/2031
b
297,542
Principal
Amount Long-Term Fixed Income (67.2%) Value
Financials (7.9%) - continued
$ 93,000 5.389%,  4/24/2034
b
$ 93,404
187,000 5.557%,  7/25/2034
b
190,386
132,000 6.491%,  10/23/2034
b
143,601
Welltower OP, LLC, Convertible
695,000 2.750%,  5/15/2028
c
768,392
Westpac Banking Corporation
196,000 4.110%,  7/24/2034
b
179,189
Willis North America, Inc.
261,000 4.500%,  9/15/2028 254,055
XHR, LP
150,000 6.375%,  8/15/2025
c
149,620
243,000 4.875%,  6/1/2029
c
223,678
Total 81,025,312
Foreign Government (<0.1%)
NBN Company, Ltd.
235,000 2.625%,  5/5/2031
c
201,507
Total 201,507
Mortgage-Backed Securities (22.5%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
735,035 2.000%,  1/1/2052 603,248
8,264,203 2.500%,  5/1/2051 7,085,951
5,815,933 3.500%,  5/1/2052 5,336,334
4,587,464 4.000%,  5/1/2052 4,379,020
13,935,884 3.500%,  6/1/2052 12,795,514
6,130,566 5.000%,  7/1/2053 6,093,774
9,159,621 5.500%,  7/1/2053 9,258,221
487,793 5.000%,  8/1/2053 486,319
1,769,812 5.500%,  9/1/2053 1,800,404
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
4,782,926 2.500%,  7/1/2030 4,532,915
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
4,958,734 3.500%,  5/1/2040 4,746,606
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
10,855,274 3.000%,  1/1/2052 9,684,354
1,008,501 2.000%,  2/1/2051 828,259
1,591,049 2.000%,  2/1/2051 1,307,999
4,691,206 2.500%,  2/1/2051 4,023,987
6,158,222 2.500%,  2/1/2051 5,247,937
11,379,107 2.000%,  3/1/2051 9,342,478
6,438,517 4.000%,  3/1/2051 6,199,294
11,353,682 3.000%,  3/1/2052 10,064,901
9,079,492 2.000%,  4/1/2051 7,448,815
6,619,353 3.000%,  4/1/2051 5,867,940
6,876,853 3.000%,  5/1/2050 6,146,185
1,856,822 2.000%,  5/1/2051 1,521,818
4,109,501 3.000%,  5/1/2051 3,700,284
4,375,524 3.000%,  6/1/2050 3,963,941
1,768,022 4.000%,  6/1/2052 1,672,352
3,222,406 5.000%,  6/1/2053 3,210,048
9,312,066 2.500%,  7/1/2051 8,011,702
3,996,758 3.500%,  7/1/2051 3,720,041
5,025,871 4.000%,  7/1/2052 4,753,927

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Mortgage-Backed Securities (22.5%) -
continued
$ 1,794,853 2.500%,  8/1/2050 $ 1,555,299
7,864,536 3.500%,  8/1/2050 7,337,432
4,246,493 4.500%,  8/1/2052 4,136,591
640,068 5.000%,  8/1/2053 637,613
5,336,499 3.500%,  9/1/2052 4,921,158
551,805 5.000%,  9/1/2052 546,621
4,648,308 4.500%,  9/1/2053 4,507,651
1,145,350 4.500%,  9/1/2053 1,113,899
7,610,418 4.000%,  10/1/2052 7,228,313
1,856,275 2.000%,  11/1/2051 1,519,263
7,566,335 2.000%,  12/1/2050 6,246,701
17,494,289 4.500%,  12/1/2052 17,047,977
3,000,000 5.000%,  2/1/2042
g
2,969,297
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
10,530,450 2.500%,  3/1/2062 8,700,671
3,661,790 3.500%,  7/1/2061 3,321,838
3,923,620 4.000%,  12/1/2061 3,709,462
Total 229,334,354
Technology (2.2%)
Advanced Micro Devices, Inc.
145,000 3.924%,  6/1/2032 140,234
Akamai Technologies, Inc.,
Convertible
206,000 0.125%,  5/1/2025 261,620
481,000 0.375%,  9/1/2027 535,593
344,000 1.125%,  2/15/2029
c
372,036
Analog Devices, Inc.
68,000 2.100%,  10/1/2031 57,868
Apple, Inc.
392,000 2.200%,  9/11/2029 354,460
285,000 1.650%,  2/8/2031 240,273
AthenaHealth Group, Inc.
400,000 6.500%,  2/15/2030
c,e
362,871
Block, Inc., Convertible
139,000 0.125%,  3/1/2025 135,789
791,000 0.250%,  11/1/2027 649,609
Broadcom Corporation/Broadcom
Cayman Finance, Ltd.
196,000 3.875%,  1/15/2027 191,278
Broadcom, Inc.
146,000 4.000%,  4/15/2029
c
140,928
Cloud Software Group, Inc.
335,000 6.500%,  3/31/2029
c
319,068
119,000 9.000%,  9/30/2029
c
113,104
CommScope, Inc.
270,000 7.125%,  7/1/2028
c
128,250
CSG Systems International, Inc.,
Convertible
414,000 3.875%,  9/15/2028
c
415,822
Dell International, LLC/EMC
Corporation
193,000 5.250%,  2/1/2028 197,799
100,000 5.300%,  10/1/2029 102,980
Euronet Worldwide, Inc.,
Convertible
150,000 0.750%,  3/15/2049 140,250
Fiserv, Inc.
207,000 2.750%,  7/1/2024 203,903
Principal
Amount Long-Term Fixed Income (67.2%) Value
Technology (2.2%) - continued
$ 309,000 4.200%,  10/1/2028 $ 301,983
65,000 5.600%,  3/2/2033 67,852
Gartner, Inc.
245,000 3.625%,  6/15/2029
c
221,133
415,000 3.750%,  10/1/2030
c
366,848
Global Payments, Inc.
82,000 2.650%,  2/15/2025 79,457
208,000 4.950%,  8/15/2027 208,331
131,000 3.200%,  8/15/2029 118,724
GTCR W-2 Merger Sub, LLC
200,000 7.500%,  1/15/2031
c
211,344
II-VI, Inc.
128,000 5.000%,  12/15/2029
c,e
121,569
Intel Corporation
265,000 5.125%,  2/10/2030 274,827
InterDigital, Inc., Convertible
610,000 3.500%,  6/1/2027 893,284
Iron Mountain, Inc.
859,000 4.875%,  9/15/2027
c
838,221
150,000 4.875%,  9/15/2029
c
142,063
380,000 4.500%,  2/15/2031
c
344,097
Jabil, Inc.
133,000 5.450%,  2/1/2029 135,888
Lumentum Holdings, Inc.,
Convertible
990,000 0.500%,  6/15/2028 779,031
169,000 1.500%,  12/15/2029
c
167,986
Marvell Technology, Inc.
132,000 2.950%,  4/15/2031 115,350
Mastercard, Inc.
146,000 2.000%,  11/18/2031 123,140
Microchip Technology, Inc.,
Convertible
745,000 0.125%,  11/15/2024
e
813,912
Moody's Corporation
140,000 4.250%,  8/8/2032 136,183
NCR Voyix Corporation
452,000 5.125%,  4/15/2029
c
429,672
NVIDIA Corporation
65,000 2.850%,  4/1/2030 60,114
NXP BV/NXP Funding, LLC
122,000 4.875%,  3/1/2024 121,765
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
72,000 2.700%,  5/1/2025 69,396
131,000 4.300%,  6/18/2029 127,269
ON Semiconductor Corporation,
Convertible
532,000 Zero Coupon,  5/1/2027 869,820
99,000 0.500%,  3/1/2029
c
105,187
Open Text Corporation
380,000 3.875%,  12/1/2029
c
340,797
420,000 4.125%,  2/15/2030
c
380,131
Oracle Corporation
140,000 6.150%,  11/9/2029 150,605
327,000 2.950%,  4/1/2030 295,133
219,000 6.250%,  11/9/2032 238,247
PayPal Holdings, Inc.
129,000 2.850%,  10/1/2029 117,994
215,000 2.300%,  6/1/2030 187,925

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Technology (2.2%) - continued
Progress Software Corporation,
Convertible
$ 187,000 1.000%,  4/15/2026 $ 197,004
PTC, Inc.
210,000 3.625%,  2/15/2025
c
205,296
215,000 4.000%,  2/15/2028
c
203,753
Rackspace Technology Global,
Inc.
365,000 5.375%,  12/1/2028
c
131,035
RingCentral, Inc.
261,000 8.500%,  8/15/2030
c,e
266,872
S&P Global, Inc.
144,000 2.900%,  3/1/2032 128,531
Salesforce.com, Inc.
374,000 1.950%,  7/15/2031 319,432
Seagate HDD Cayman
161,000 8.500%,  7/15/2031
c,e
174,734
280,480 9.625%,  12/1/2032 320,729
Semtech Corporation, Convertible
283,000 1.625%,  11/1/2027
e
241,824
34,000 4.000%,  11/1/2028
c
43,469
Sensata Technologies, Inc.
341,000 3.750%,  2/15/2031
c
300,329
Shift4 Payments, LLC/Shift4
Payments Finance Sub, Inc.
140,000 4.625%,  11/1/2026
c
136,137
SS&C Technologies, Inc.
910,000 5.500%,  9/30/2027
c
897,017
Verint Systems, Inc., Convertible
398,000 0.250%,  4/15/2026
e
349,494
Viavi Solutions, Inc.
306,000 3.750%,  10/1/2029
c
267,885
Viavi Solutions, Inc., Convertible
201,000 1.625%,  3/15/2026
c
200,397
Vishay Intertechnology, Inc.,
Convertible
756,000 2.250%,  9/15/2030
c
742,392
VMware, LLC
262,000 1.400%,  8/15/2026 239,647
192,000 2.200%,  8/15/2031 159,094
Western Digital Corporation,
Convertible
719,000 3.000%,  11/15/2028
c
879,337
Xilinx, Inc.
90,000 2.375%,  6/1/2030 79,594
Ziff Davis, Inc., Convertible
548,000 1.750%,  11/1/2026 517,860
Total 22,020,875
Transportation (0.7%)
Air Transport Services Group, Inc.,
Convertible
345,000 3.875%,  8/15/2029
c
306,187
American Airlines Group, Inc.
104,000 3.750%,  3/1/2025
c,e
101,349
American Airlines, Inc.
271,000 8.500%,  5/15/2029
c
286,176
American Airlines, Inc./
AAdvantage Loyalty IP, Ltd.
725,834 5.500%,  4/20/2026
c
720,598
Principal
Amount Long-Term Fixed Income (67.2%) Value
Transportation (0.7%) - continued
Avis Budget Car Rental, LLC/Avis
Budget Finance, Inc.
$ 156,000 5.375%,  3/1/2029
c
$ 144,307
Canadian Pacific Railway
Company
267,000 1.750%,  12/2/2026 246,263
CSX Corporation
131,000 4.250%,  3/15/2029 130,865
Delta Air Lines, Inc.
288,000 4.375%,  4/19/2028
e
278,646
Delta Air Lines, Inc./SkyMiles IP,
Ltd.
198,422 4.500%,  10/20/2025
c
195,407
ERAC USA Finance, LLC
211,000 3.850%,  11/15/2024
c
207,939
Hawaiian Brand Intellectual
Property, Ltd.
343,000 5.750%,  1/20/2026
c
323,155
Hertz Corporation
262,000 4.625%,  12/1/2026
c,e
234,893
152,000 5.000%,  12/1/2029
c
124,687
Mileage Plus Holdings, LLC
278,600 6.500%,  6/20/2027
c
279,391
Norfolk Southern Corporation
195,000 4.450%,  3/1/2033 192,461
Penske Truck Leasing Company,
LP/PTL Finance Corporation
148,000 1.200%,  11/15/2025
c
137,217
137,000 5.750%,  5/24/2026
c
138,085
128,000 1.700%,  6/15/2026
c
117,661
Rand Parent, LLC
312,000 8.500%,  2/15/2030
c,e
298,374
RXO, Inc.
359,000 7.500%,  11/15/2027
c
370,438
Ryder System, Inc.
161,000 2.850%,  3/1/2027 151,350
Southwest Airlines Company
133,000 5.125%,  6/15/2027 133,592
Southwest Airlines Company,
Convertible
820,000 1.250%,  5/1/2025 828,610
Spirit Loyalty Cayman, Ltd.
145,000 8.000%,  9/20/2025
c
104,279
Union Pacific Corporation
131,000 2.150%,  2/5/2027 122,245
United Airlines, Inc.
324,000 4.375%,  4/15/2026
c
315,707
VistaJet Malta Finance plc/Vista
Management Holding, Inc.
81,000 7.875%,  5/1/2027
c,e
69,667
360,000 6.375%,  2/1/2030
c,e
251,414
Total 6,810,963
U.S. Government & Agencies (6.2%)
U.S. Treasury Bonds
30,000,000 3.625%,  5/15/2053 27,735,937
3,600,000 4.000%,  11/15/2052 3,551,906
9,500,000 4.750%,  11/15/2053 10,653,359
U.S. Treasury Notes
4,100,000 5.000%,  10/31/2025 4,146,766
14,300,000 4.125%,  7/31/2028 14,447,469

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
U.S. Government & Agencies (6.2%) -
continued
$ 2,414,000 3.375%,  5/15/2033 $ 2,316,686
Total 62,852,123
Utilities (1.9%)
AEP Texas, Inc.
138,000 4.700%,  5/15/2032 134,767
AES Corporation
254,000 3.950%,  7/15/2030
c
234,517
Algonquin Power & Utilities
Corporation
225,000 4.750%,  1/18/2082
b
190,125
Alliant Energy Corporation,
Convertible
346,000 3.875%,  3/15/2026
c
343,405
Ameren Corporation
161,000 1.750%,  3/15/2028 142,234
American Electric Power
Company, Inc.
209,000 2.031%,  3/15/2024 207,282
130,000 5.200%,  1/15/2029 131,751
131,000 2.300%,  3/1/2030 111,846
66,000 5.625%,  3/1/2033 68,758
American Water Capital
Corporation, Convertible
509,000 3.625%,  6/15/2026
c
508,236
Arizona Public Service Company
138,000 5.550%,  8/1/2033 142,589
Atmos Energy Corporation
132,000 5.900%,  11/15/2033 143,212
Calpine Corporation
298,000 4.500%,  2/15/2028
c
283,443
CenterPoint Energy, Inc.
164,000 2.500%,  9/1/2024 160,507
198,000 1.450%,  6/1/2026 182,294
197,000 2.650%,  6/1/2031 167,966
CenterPoint Energy, Inc.,
Convertible
510,000 4.250%,  8/15/2026
c
512,295
CMS Energy Corporation,
Convertible
420,000 3.375%,  5/1/2028
c
415,380
Constellation Energy Generation,
LLC
133,000 5.800%,  3/1/2033 139,793
Dominion Energy, Inc.
163,000 3.071%,  8/15/2024 160,297
270,000 4.350%,  1/15/2027
b,h
239,413
161,000 3.375%,  4/1/2030 148,220
DTE Energy Company
209,000 4.220%,  11/1/2024 206,564
140,000 4.875%,  6/1/2028 141,214
Duke Energy Corporation
240,000 3.250%,  1/15/2082
b
185,578
150,000 4.875%,  9/16/2024
b,h
147,688
343,000 2.450%,  6/1/2030 299,021
139,000 4.500%,  8/15/2032 134,545
125,000 5.750%,  9/15/2033 132,227
Duke Energy Corporation,
Convertible
918,000 4.125%,  4/15/2026
c
920,295
Principal
Amount Long-Term Fixed Income (67.2%) Value
Utilities (1.9%) - continued
Edison International
$ 137,000 7.875%,  6/15/2054
b
$ 138,027
185,000 4.950%,  4/15/2025 183,697
240,000 5.000%,  12/15/2026
b,h
223,465
Enel Finance International NV
260,000 1.375%,  7/12/2026
c
236,821
Entergy Corporation
149,000 0.900%,  9/15/2025 138,549
130,000 1.900%,  6/15/2028 115,139
Evergy, Inc.
162,000 2.450%,  9/15/2024 158,319
Eversource Energy
293,000 4.600%,  7/1/2027 290,618
134,000 5.125%,  5/15/2033 134,677
Exelon Corporation
130,000 4.050%,  4/15/2030 124,016
Fells Point Funding Trust
266,000 3.046%,  1/31/2027
c
250,691
FirstEnergy Corporation,
Convertible
921,000 4.000%,  5/1/2026
c
912,250
Georgia Power Company
82,000 4.950%,  5/17/2033 82,661
ITC Holdings Corporation
140,000 4.950%,  9/22/2027
c
140,759
Jersey Central Power & Light
Company
280,000 2.750%,  3/1/2032
c
236,315
National Rural Utilities Cooperative
Finance Corporation
247,000 3.450%,  6/15/2025 241,851
141,000 5.050%,  9/15/2028 144,659
NextEra Energy Capital Holdings,
Inc.
210,000 3.800%,  3/15/2082
b
177,875
131,000 6.051%,  3/1/2025 132,167
206,000 5.749%,  9/1/2025 207,949
130,000 2.250%,  6/1/2030 111,206
NextEra Energy Operating
Partners, LP
550,000 3.875%,  10/15/2026
c
523,666
NextEra Energy Partners, LP,
Convertible
204,000 Zero Coupon,  6/15/2024
c
197,268
618,000 Zero Coupon,  11/15/2025
c
539,823
NiSource, Inc.
130,000 2.950%,  9/1/2029 118,727
NRG Energy, Inc.
167,000 2.000%,  12/2/2025
c
156,571
189,000 10.250%,  3/15/2028
b,c,h
196,765
120,000 3.375%,  2/15/2029
c
105,989
185,000 5.250%,  6/15/2029
c
179,151
NRG Energy, Inc., Convertible
710,000 2.750%,  6/1/2048 912,350
Pacific Gas and Electric Company
270,000 6.950%,  3/15/2034 296,571
PG&E Corporation
374,000 5.000%,  7/1/2028 363,895
PPL Capital Funding, Inc.,
Convertible
533,000 2.875%,  3/15/2028
c
516,210

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (67.2%) Value
Utilities (1.9%) - continued
Public Service Enterprise Group,
Inc.
$ 130,000 5.875%,  10/15/2028 $ 136,217
131,000 1.600%,  8/15/2030 107,161
Sempra
320,000 4.875%,  10/15/2025
b,h
313,044
Southern California Edison
Company
71,000 5.950%,  11/1/2032 76,277
Southern Company
140,000 4.475%,  8/1/2024 138,839
170,000 5.700%,  10/15/2032 178,464
149,000 4.000%,  1/15/2051
b
141,676
432,000 3.750%,  9/15/2051
b
393,337
Southern Company, Convertible
922,000 3.875%,  12/15/2025
c
922,461
TerraForm Power Operating, LLC
480,000 5.000%,  1/31/2028
c
466,278
Vistra Operations Company, LLC
280,000 5.125%,  5/13/2025
c
277,277
508,000 5.000%,  7/31/2027
c
494,589
Xcel Energy, Inc.
157,000 4.000%,  6/15/2028 153,187
213,000 4.600%,  6/1/2032 207,646
Total 19,430,612
Total Long-Term Fixed Income
(cost $705,533,280) 685,471,565
Shares Common Stock ( 15.0% ) Value
Communications Services (1.0%)
5,569 Alphabet, Inc., Class A
j
777,934
23,452 Alphabet, Inc., Class C
j
3,305,090
15,368 Comcast Corporation 673,887
1,341 Electronic Arts, Inc. 183,462
706 Emerald Holding, Inc.
j
4,222
1,870 Integral Ad Science Holding
Corporation
j
26,909
396 Liberty Latin America, Ltd., Class
A
j
2,895
7,097 Meta Platforms, Inc.
j
2,512,054
336 Netflix, Inc.
j
163,592
2,090 Paramount Global 30,911
17,902 QuinStreet, Inc.
j
229,504
35,625 Verizon Communications, Inc. 1,343,062
22,239 Warner Brothers Discovery, Inc.
j
253,080
4,897 Windstream Services, LLC
j
45,297
5,231 Ziff Davis, Inc.
j
351,471
Total 9,903,370
Consumer Discretionary (1.7%)
603 Airbnb, Inc.
j
82,092
23,000 Amazon.com, Inc.
j
3,494,620
7,723 Aptiv plc
j
692,908
1,334 Bloomin' Brands, Inc. 37,552
365 Booking Holdings, Inc.
j
1,294,735
1,743 Boot Barn Holdings, Inc.
j
133,793
3,124 Brunswick Corporation 302,247
234 Chipotle Mexican Grill, Inc.
j
535,149
4,214 Columbia Sportswear Company 335,182
15,175 Cooper-Standard Holdings, Inc.
j
296,519
4,415 Crocs, Inc.
j
412,405
Shares Common Stock (15.0%) Value
Consumer Discretionary (1.7%) - continued
3,023 D.R. Horton, Inc. $ 459,435
1,196 Domino's Pizza, Inc. 493,027
1,745 Expedia Group, Inc.
j
264,873
1,476 Grand Canyon Education, Inc.
j
194,891
1,765 Hilton Worldwide Holdings, Inc. 321,389
3,685 Home Depot, Inc. 1,277,037
3,280 Lowe's Companies, Inc. 729,964
605 Lululemon Athletica, Inc.
j
309,330
3,096 McDonald's Corporation 917,995
957 Meritage Homes Corporation 166,709
7,133 Mobileye Global, Inc.
j
309,002
126 NVR, Inc.
j
882,057
2,972 Papa John's International, Inc. 226,556
4,931 SharkNinja, Inc. 252,319
6,708 Skyline Champion Corporation
j
498,136
4,795 Sony Group Corporation ADR 454,039
13,630 Stoneridge, Inc.
j
266,739
5,714 Tesla, Inc.
j
1,419,815
36,965 ThredUp, Inc.
j
83,171
Total 17,143,686
Consumer Staples (0.8%)
5,592 Altria Group, Inc. 225,581
8,397 BJ's Wholesale Club Holdings,
Inc.
j
559,744
1,148 Casey's General Stores, Inc. 315,402
12,404 Coca-Cola Company 730,968
648 Constellation Brands, Inc. 156,654
30,925 Coty, Inc.
j
384,088
3,228 John B. Sanfilippo & Son, Inc. 332,613
17,968 Kenvue, Inc. 386,851
2,822 Kimberly-Clark Corporation 342,901
4,821 Lamb Weston Holdings, Inc. 521,102
4,177 Mondelez International, Inc. 302,540
109 PepsiCo, Inc. 18,513
7,812 Philip Morris International, Inc. 734,953
9,892 Pilgrim's Pride Corporation
j
273,613
1,908 Procter & Gamble Company 279,598
6,994 Sysco Corporation 511,471
8,112 Turning Point Brands, Inc. 213,508
6,232 Tyson Foods, Inc. 334,970
5,431 US Foods Holding Corporation
j
246,622
6,190 Walmart, Inc. 975,853
Total 7,847,545
Energy (0.7%)
246 Baker Hughes Company 8,408
9,665 Chesapeake Energy Corporation 743,625
310 Chevron Corporation 46,240
6,240 ConocoPhillips 724,277
3,455 Coterra Energy, Inc. 88,172
17,932 Devon Energy Corporation 812,320
18,599 Enterprise Products Partners, LP 490,084
3,606 EOG Resources, Inc. 436,146
9,910 Exxon Mobil Corporation 990,802
15,576 Halliburton Company 563,072
2,624 Marathon Petroleum Corporation 389,297
3,601 Matador Resources Company 204,753
31,512 NOV, Inc. 639,063
3,438 Pioneer Natural Resources
Company 773,137
2,377 Schlumberger NV 123,699
3,123 Shell plc NVDR 205,493

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (15.0%) Value
Energy (0.7%) - continued
8,195 TechnipFMC plc $ 165,047
Total 7,403,635
Financials (2.3%)
1,754 Allstate Corporation 245,525
26,479 Ally Financial, Inc. 924,647
2,758 American Express Company 516,684
7,702 American International Group, Inc. 521,811
1,866 Ameriprise Financial, Inc. 708,763
6,244 Arch Capital Group, Ltd.
j
463,742
26,216 Bank of America Corporation 882,693
121 Bank of Marin Bancorp 2,664
6,947 Bank of N.T. Butterfield & Son, Ltd. 222,373
10,148 Bank of New York Mellon
Corporation 528,203
1,728 Berkshire Hathaway, Inc.
j
616,309
284 BlackRock, Inc. 230,551
16,252 Bridgewater Bancshares, Inc.
j
219,727
1,918 Brown & Brown, Inc. 136,389
2,648 Capital One Financial Corporation 347,206
5,915 Carlyle Group, Inc. 240,681
1,146 Cboe Global Markets, Inc. 204,630
1,585 Central Pacific Financial
Corporation 31,193
9,608 Charles Schwab Corporation 661,030
3,572 Chubb, Ltd. 807,272
1,351 Cincinnati Financial Corporation 139,774
2,278 Citigroup, Inc. 117,180
6,464 Comerica, Inc. 360,756
741 Community Trust Bancorp, Inc. 32,500
2,411 Discover Financial Services 270,996
1,323 Ellington Residential Mortgage
REIT 8,110
21,548 F.N.B. Corporation 296,716
709 FactSet Research Systems, Inc. 338,228
234 Financial Institutions, Inc. 4,984
132 First Bancshares, Inc. 3,872
25 First Citizens BancShares, Inc./NC 35,474
168 First Mid-Illinois Bancshares, Inc. 5,823
1,156 Fiserv, Inc.
j
153,563
7,048 Glacier Bancorp, Inc. 291,223
1,308 Global Payments, Inc. 166,116
581 Great Southern Bancorp, Inc. 34,482
1,823 Hanmi Financial Corporation 35,366
8,971 Heartland Financial USA, Inc. 337,399
570 Heritage Financial Corporation 12,192
617 Hometrust Bancshares, Inc. 16,610
1,965 Hope Bancorp, Inc. 23,737
3,692 Houlihan Lokey, Inc. 442,708
337 Independent Bank Corporation/MI 8,769
9,534 Intercontinental Exchange, Inc. 1,224,452
9,691 J.P. Morgan Chase & Company 1,648,439
8,962 KeyCorp 129,053
2,913 Kinsale Capital Group, Inc. 975,593
2,415 M&T Bank Corporation 331,048
2,075 Marsh & McLennan Companies,
Inc. 393,150
1,318 Mastercard, Inc. 562,140
5,734 MetLife, Inc. 379,189
3,523 MGIC Investment Corporation 67,959
1,247 MidWestOne Financial Group, Inc. 33,557
3,206 Morgan Stanley 298,960
458 MSCI, Inc. 259,068
5,451 Nasdaq, Inc. 316,921
Shares Common Stock (15.0%) Value
Financials (2.3%) - continued
7,038 New York Community Bancorp,
Inc. $ 71,999
3,542 Northern Trust Corporation 298,874
4,205 NU Holdings, Ltd./Cayman Islands
j
35,028
6,796 PayPal Holdings, Inc.
j
417,342
111 PNC Financial Services Group,
Inc. 17,188
2,856 Prosperity Bancshares, Inc. 193,437
9,909 Radian Group, Inc. 282,902
6,338 Raymond James Financial, Inc. 706,687
3,570 RLI Corporation 475,238
284 SEI Investments Company 18,048
420 Tradeweb Markets, Inc. 38,170
4,193 Triumph Financial, Inc.
j
336,195
242 Truist Financial Corporation 8,935
144 TrustCo Bank Corporation NY 4,471
540 U.S. Bancorp 23,371
322 Visa, Inc. 83,833
6,887 Voya Financial, Inc. 502,476
23,896 Wells Fargo & Company 1,176,161
9,536 Western Alliance Bancorp 627,373
6,650 Zions Bancorp NA 291,736
Total 23,877,664
Health Care (1.8%)
5,415 Abbott Laboratories 596,029
1,769 Agilent Technologies, Inc. 245,944
1,875 Align Technology, Inc.
j
513,750
1,401 Amgen, Inc. 403,516
5,296 AstraZeneca plc ADR 356,686
14,896 Avantor, Inc.
j
340,076
1,288 Biogen, Inc.
j
333,296
3,496 Bio-Techne Corporation 269,751
6,876 Centene Corporation
j
510,268
1,415 Charles River Laboratories
International, Inc.
j
334,506
1,236 Cigna Group 370,120
178 Cooper Companies, Inc. 67,362
5,067 CVS Health Corporation 400,090
3,147 Danaher Corporation 728,027
5,021 Edwards Lifesciences Corporation
j
382,851
2,603 Elanco Animal Health, Inc.
j
38,785
1,238 Elevance Health, Inc. 583,791
256 Eli Lilly & Company 149,228
7,671 Enovis Corporation
j
429,730
162 Exelixis, Inc.
j
3,886
6,714 Gilead Sciences, Inc. 543,901
8,494 Halozyme Therapeutics, Inc.
j
313,938
1,348 HCA Healthcare, Inc. 364,877
1,370 Intuitive Surgical, Inc.
j
462,183
3,580 Johnson & Johnson 561,129
3,080 Laboratory Corporation of America
Holdings 700,053
4,456 Masimo Corporation
j
522,288
10,998 Medtronic plc 906,015
9,091 Merck & Company, Inc. 991,101
869 Molina Healthcare, Inc.
j
313,978
4,862 Novo Nordisk AS ADR
j
502,974
11,794 Option Care Health, Inc.
j
397,340
10,941 Pfizer, Inc. 314,991
6,060 Progyny, Inc.
j
225,311
2,379 QuidelOrtho Corporation
j
175,332
2,710 Sarepta Therapeutics, Inc.
j
261,325
743 Stryker Corporation 222,499
1,020 Thermo Fisher Scientific, Inc. 541,406

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (15.0%) Value
Health Care (1.8%) - continued
1,927 UnitedHealth Group, Inc. $ 1,014,508
4,721 Varex Imaging Corporation
j
96,781
323 Vertex Pharmaceuticals, Inc.
j
131,426
20,318 Viemed Healthcare, Inc.
j
159,496
471 Waters Corporation
j
155,067
3,866 Zimmer Biomet Holdings, Inc. 470,492
4,707 Zoetis, Inc. 929,021
Total 18,335,124
Industrials (2.1%)
4,935 Advanced Drainage Systems, Inc. 694,058
211 AECOM 19,503
11,383 Air Lease Corporation 477,403
1,966 AMETEK, Inc. 324,174
403 Armstrong World Industries, Inc. 39,623
2,601 ASGN, Inc.
j
250,138
1,630 Automatic Data Processing, Inc. 379,741
928 Axon Enterprise, Inc.
j
239,730
17,572 Badger Infrastructure Solutions,
Ltd. 539,871
910 Carlisle Companies, Inc. 284,311
1,248 Caterpillar, Inc. 368,996
345 Chart Industries, Inc.
j
47,034
2,362 Cimpress plc
j
189,078
34,219 CNH Industrial NV 416,787
21,774 CSX Corporation 754,905
801 Cummins, Inc. 191,896
1,031 Curtiss-Wright Corporation 229,697
575 Deere & Company 229,925
9,945 Delta Air Lines, Inc. 400,087
8,489 ExlService Holdings, Inc.
j
261,886
12,977 Fastenal Company 840,520
1,814 Ferguson plc 350,229
7,707 Flowserve Corporation 317,683
8,387 Fluor Corporation
j
328,519
2,172 General Dynamics Corporation 564,003
1,810 General Electric Company 231,010
97 Gorman-Rupp Company 3,446
43 Graco, Inc. 3,731
6,293 Greenbrier Companies, Inc. 278,025
6,693 Helios Technologies, Inc. 303,528
2,522 Honeywell International, Inc. 528,889
17,283 Howmet Aerospace, Inc. 935,356
24,242 Janus International Group, Inc.
j
316,358
1,962 JB Hunt Transport Services, Inc. 391,890
2,064 L3Harris Technologies, Inc. 434,720
1,548 Lincoln Electric Holdings, Inc. 336,628
3,140 ManpowerGroup, Inc. 249,536
19,619 Masterbrand, Inc.
j
291,342
4,614 Maximus, Inc. 386,930
6,424 Miller Industries, Inc. 271,671
1,830 Moog, Inc. 264,947
778 Northrop Grumman Corporation 364,213
1,741 Old Dominion Freight Line, Inc. 705,680
613 Oshkosh Corporation 66,455
1,740 Owens Corning, Inc. 257,920
1,182 Parker-Hannifin Corporation 544,547
2,852 Pentair plc 207,369
2,141 Quanta Services, Inc. 462,028
12,518 Schneider National, Inc. 318,583
769 Simpson Manufacturing Company,
Inc. 152,247
3,954 Tennant Company 366,496
9,260 Timken Company 742,189
1,490 Trane Technologies plc 363,411
Shares Common Stock (15.0%) Value
Industrials (2.1%) - continued
11,661 Uber Technologies, Inc.
j
$ 717,968
5,671 United Parcel Service, Inc. 891,651
1,991 United Rentals, Inc. 1,141,679
247 Veralto Corporation 20,318
Total 21,290,558
Information Technology (3.1%)
1,854 Adobe, Inc.
j
1,106,096
4,291 Advanced Micro Devices, Inc.
j
632,536
2,066 Amphenol Corporation 204,803
1,120 ANSYS, Inc.
j
406,426
18,273 Apple, Inc. 3,518,101
3,991 Applied Materials, Inc. 646,821
1,264 Arista Networks, Inc.
j
297,685
1,103 Autodesk, Inc.
j
268,558
283 Broadcom, Inc. 315,899
2,413 Calix, Inc.
j
105,424
1,588 CDW Corporation 360,984
10,776 Ciena Corporation
j
485,028
23,443 Cisco Systems, Inc. 1,184,340
7,573 Cohu, Inc.
j
268,008
2,147 Crane NXT Company 122,100
23,512 Dropbox, Inc.
j
693,134
2,274 Enphase Energy, Inc.
j
300,486
1,710 FormFactor, Inc.
j
71,324
6,100 Fortinet, Inc.
j
357,033
16,729 Gilat Satellite Networks, Ltd.
j
102,214
3,540 Guidewire Software, Inc.
j
386,002
893 Insight Enterprises, Inc.
j
158,231
198 JFrog, Ltd.
j
6,853
435 KLA Corporation 252,865
17,946 Knowles Corporation
j
321,413
161 Lam Research Corporation 126,105
1,035 Littelfuse, Inc. 276,925
16,476 Microsoft Corporation 6,195,635
592 NetApp, Inc. 52,191
1,911 NICE, Ltd. ADR
e,j
381,264
5,720 NVIDIA Corporation 2,832,658
3,492 ON Semiconductor Corporation
j
291,687
3,964 Plexus Corporation
j
428,627
11,247 QUALCOMM, Inc. 1,626,654
1,375 RingCentral, Inc.
j
46,681
3,837 Salesforce, Inc.
j
1,009,668
12,998 Samsung Electronics Company,
Ltd. 788,938
2,132 Semtech Corporation
j
46,712
1,333 ServiceNow, Inc.
j
941,751
1,542 Shopify, Inc.
j
120,122
1,640 Silicon Laboratories, Inc.
j
216,923
4,262 Sprout Social, Inc.
j
261,857
2,308 TE Connectivity, Ltd. 324,274
2,169 Texas Instruments, Inc. 369,728
7,866 Trimble, Inc.
j
418,471
41,795 TTM Technologies, Inc.
j
660,779
751 Tyler Technologies, Inc.
j
314,008
755 Universal Display Corporation 144,401
5,843 Varonis Systems, Inc.
j
264,571
1,478 VeriSign, Inc.
j
304,409
5,855 Wolfspeed, Inc.
j
254,751
2,033 Workiva, Inc.
j
206,410
Total 31,478,564
Materials (0.6%)
6,173 Alcoa Corporation 209,882

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (15.0%) Value
Materials (0.6%) - continued
782 Allegheny Technologies, Inc.
j
$ 35,558
11,479 Axalta Coating Systems, Ltd.
j
389,942
9,282 Ball Corporation 533,901
1,927 Berry Plastics Group, Inc. 129,860
2,588 Carpenter Technology Corporation 183,230
5,885 CF Industries Holdings, Inc. 467,857
128 Eagle Materials, Inc. 25,963
3,629 Eastman Chemical Company 325,957
6,403 Ingevity Corporation
j
302,350
22,078 Ivanhoe Mines, Ltd.
j
214,107
649 Linde plc 266,551
4,324 Nucor Corporation 752,549
1,955 PPG Industries, Inc. 292,370
5,940 Steel Dynamics, Inc. 701,514
21,963 Tronox Holdings plc 310,996
1,799 United States Lime & Minerals, Inc. 414,400
Total 5,556,987
Real Estate (0.5%)
5,464 Agree Realty Corporation 343,959
3,387 Alexandria Real Estate Equities,
Inc. 429,370
2,180 AvalonBay Communities, Inc. 408,140
2,408 CBRE Group, Inc.
j
224,161
37,746 Cushman and Wakefield plc
j
407,657
1,548 Equity Commonwealth 29,722
5,279 Essential Properties Realty Trust,
Inc. 134,931
1,543 Extra Space Storage, Inc. 247,389
19,562 Healthcare Realty Trust, Inc. 337,053
20,433 Host Hotels & Resorts, Inc. 397,830
18,730 Independence Realty Trust, Inc. 286,569
8,216 Invitation Homes, Inc. 280,248
2,752 Kite Realty Group Trust 62,911
12,439 National Storage Affiliates Trust 515,845
502 NNN REIT, Inc. 21,636
1,515 Phillips Edison and Company, Inc. 55,267
3,827 SBA Communications Corporation 970,872
1,311 Terreno Realty Corporation 82,160
Total 5,235,720
Utilities (0.4%)
2,444 ALLETE, Inc. 149,475
7,865 Alliant Energy Corporation 403,475
1,838 American Electric Power
Company, Inc. 149,282
13,667 CenterPoint Energy, Inc. 390,466
4,378 Constellation Energy Corporation 511,744
4,571 Duke Energy Corporation 443,570
3,232 Entergy Corporation 327,046
6,821 Evergy, Inc. 356,056
27,082 NiSource, Inc. 719,027
2,097 Northwestern Energy Group, Inc. 106,716
4,338 Portland General Electric
Company 188,009
4,959 Public Service Enterprise Group,
Inc. 303,243
2,881 Spire, Inc. 179,602
Total 4,227,711
Total Common Stock
(cost $108,452,418) 152,300,564
Shares
Registered Investment
Companies ( 11.7% ) Value
U.S. Affiliated  (9.0%)
9,974,151 Thrivent Core Emerging Markets
Debt Fund $ 79,693,468
1,171,355 Thrivent Core International Equity
Fund 11,854,112
Total 91,547,580
U.S. Unaffiliated  (2.7%)
90,022 Aberdeen Asia-Pacific Income
Fund, Inc. 243,960
34,150 AllianceBernstein Global High
Income Fund, Inc. 345,598
43,550 Allspring Income Opportunities
Fund 283,946
12,162 BlackRock Core Bond Trust 132,687
35,585 BlackRock Corporate High Yield
Fund, Inc. 335,567
31,155 BlackRock Credit Allocation
Income Trust 321,520
4,344 BlackRock Debt Strategies Fund,
Inc. 46,872
28,892 BlackRock Enhanced Global
Dividend Trust 286,609
7,900 BlackRock Enhanced International
Dividend Trust 41,633
1,025 BlackRock Floating Rate Income
Strategies Fund, Inc. 12,976
6,166 BlackRock Income Trust, Inc. 75,102
11,897 BlackRock Multi-Sector Income
Trust 178,455
24,550 Blackstone Strategic Credit 2027
Term Fund 277,906
34,123 Eaton Vance Limited Duration
Income Fund 326,898
2,410 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 18,605
24,223 First Trust High Income Long/Short
Fund 292,856
7,731 Invesco Dynamic Credit
Opportunities Fund
k
82,115
47,487 iShares iBoxx $ Investment Grade
Corporate Bond ETF
e
5,254,911
19,309 iShares Preferred and Income
Securities ETF
e
602,248
1,559 iShares Russell 2000 Index Fund 312,907
66,250 Nuveen Credit Strategies Income
Fund 345,825
18,261 Nuveen Preferred Income
Opportunities Fund 123,444
28,182 PGIM Global High Yield Fund, Inc. 320,148
28,708 PGIM High Yield Bond Fund, Inc. 353,683
8,227 Pimco Dynamic Income Fund 147,675
14,391 SPDR Bloomberg High Yield Bond
ETF
e
1,363,259
2,923 SPDR S&P Biotech ETF
e
260,995
2,017 Tri-Continental Corporation 58,150
160,640 Vanguard Intermediate-Term
Corporate Bond ETF 13,056,819
14,250 Vanguard Short-Term Corporate
Bond ETF 1,102,522
8,800 Virtus Convertible & Income Fund 29,656
17,103 Virtus Dividend, Interest &
Premium Strategy Fund 215,498
2,300 Virtus Equity & Convertible Income
Fund
e
48,093

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (11.7%) Value
U.S. Unaffiliated  (2.7%)- continued
44,194 Voya Global Equity Dividend &
Premium Opportunity Fund $ 219,644
68,335 Western Asset High Income
Opportunity Fund, Inc. 263,773
Total 27,382,555
Total Registered Investment
Companies (cost $133,123,288) 118,930,135
Shares
Collateral Held for Securities
Loaned ( 2.5% ) Value
25,760,439 Thrivent Cash Management Trust 25,760,439
Total Collateral Held for
Securities Loaned
(cost $25,760,439) 25,760,439
Shares Preferred Stock ( 1.2% ) Value
Communications Services (0.1%)
35,275 AT&T, Inc., 4.750%
h
695,976
3,800 Paramount Global, Convertible,
5.750% 71,060
15,250 Telephone and Data Systems, Inc.,
6.000%
h
234,240
Total 1,001,276
Energy (0.1%)
6,975 Energy Transfer, LP, 7.600%
b,h
172,980
6,317 Nustar Logistics, LP, 12.389%
b
163,484
1,110 UGI Corporation, Convertible,
7.250% 65,423
Total 401,887
Financials (0.8%)
10,000 Aegon Funding Corporation II,
5.100% 217,400
20,000 Allstate Corporation, 5.100%
h
424,200
15,091 Apollo Global Management, Inc.,
Convertible, 6.750% 850,981
28,275 Bank of America Corporation,
4.250%
h
523,653
839 Bank of America Corporation,
Convertible, 7.250%
h
1,011,230
19,925 Capital One Financial Corporation,
5.000%
h
367,616
9,000 Equitable Holdings, Inc., 5.250%
h
191,880
585 First Horizon Bank, 6.518%
*,b,h
360,506
23,000 J.P. Morgan Chase & Company,
4.200%
h
437,230
16,250 J.P. Morgan Chase & Company,
4.750%
h
347,750
15,950 KeyCorp, 6.200%
b,h
342,287
13,050 Morgan Stanley, 4.250%
e,h
248,864
10,400 Morgan Stanley, 5.850%
b,h
251,888
13,084 Morgan Stanley, 7.125%
b,h
328,278
14,525 Public Storage, 4.125%
h
271,327
5,025 Public Storage, 4.625%
h
107,485
1,275 Public Storage, 4.700%
h
27,272
3,900 Regions Financial Corporation,
5.700%
b,h
83,109
3,500 Synovus Financial Corporation,
5.875%
b,h
81,725
13,100 U.S. Bancorp, 4.000%
e,h
229,512
21,000 Wells Fargo & Company, 4.250%
h
373,380
Shares Preferred Stock (1.2%) Value
Financials (0.8%) - continued
11,800 Wells Fargo & Company, 4.750%
h
$ 235,174
1,023 Wells Fargo & Company,
Convertible, 7.500%
h
1,223,119
Total 8,535,866
Utilities (0.2%)
10,242 AES Corporation, Convertible,
6.875% 779,211
23,000 CMS Energy Corporation, 4.200%
h
457,010
19,396 NextEra Energy, Inc., Convertible,
6.926%
e
739,376
13,600 Southern Company, 4.950% 305,728
Total 2,281,325
Total Preferred Stock
(cost $14,249,625) 12,220,354
Shares or
Principal
Amount Short-Term Investments ( 4.6% ) Value
Federal Home Loan Bank Discount
Notes
900,000 5.260%, 1/10/2024
l,m
898,437
800,000 5.338%, 1/17/2024
l,m
797,800
1,300,000 5.256%, 3/6/2024
l,m
1,287,317
100,000 5.230%, 3/20/2024
l,m
98,823
800,000 5.205%, 4/12/2024
l,m
788,042
Thrivent Core Short-Term Reserve
Fund
4,244,626 5.730% 42,446,262
U.S. Treasury Bills
400,000 5.250%, 2/13/2024
l,n
397,537
Total Short-Term Investments
(cost $46,714,662) 46,714,218
Total Investments (cost
$1,034,064,734) 102.2% $1,041,608,053
Other Assets and Liabilities, Net
(2.2%) (22,055,361)
Total Net Assets 100.0% $1,019,552,692
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b Denotes variable rate securities. The rate shown is as of
December 31, 2023. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2023, the value of these investments was $214,075,580 or
21.0% of total net assets.
d Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2023.
e All or a portion of the security is on loan.

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

,,
f Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
g Denotes investments purchased on a when-issued or
delayed-delivery basis.
h Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
i Defaulted security.  Interest is not being accrued.
j Non-income producing security.
k Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
l The interest rate shown reflects the yield.
m All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
n All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities Act of
1933. The value of all restricted securities held in Diversified
Income Plus Fund as of December 31, 2023 was $377,756
or 0.04% of total net assets. The following table indicates
the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2023.
Security
Acquisition
Date Cost
Credit Suisse Group AG,
12/29/2049 12/4/2013 $ 150,000
First Horizon Bank, 6.518%,
3/5/2019 6/21/2017 440,212
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus
Fund as of December 31, 2023:
Securities Lending Transactions
Long-Term Fixed Income $ 16,428,037
Common Stock 8,624,424
Total lending $25,052,461
Gross amount payable upon return of
collateral for securities loaned $25,760,439
Net amounts due to counterparty $707,978
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
NVDR - Non-Voting Depository Receipts
REMIC - Real Estate Mortgage Investment Conduit
plc - Public Limited Company
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
CMT 1Y - Constant Maturity Treasury Yield 1 Year
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month
TSFR6M - CME Term SOFR 6 Month
USISOA05 - USD SOFR Spread-Adjusted ICE Swap Rate 5
Year
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $57,573,161
Gross unrealized depreciation (54,735,115)
Net unrealized appreciation (depreciation) $2,838,046
Cost for federal income tax purposes $1,039,055,091

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2023, in valuing Diversified Income Plus Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 210,778 – 210,778 –
Long-Term Fixed Income
Asset-Backed Securities 53,363,559 – 53,363,559 –
Basic Materials 11,152,682 – 11,152,682 –
Capital Goods 20,550,768 – 20,550,768 –
Collateralized Mortgage Obligations 54,461,160 – 54,461,160 –
Commercial Mortgage-Backed Securities 5,979,078 – 5,979,078 –
Communications Services 25,034,122 – 25,034,122 –
Consumer Cyclical 36,137,135 – 36,137,135 –
Consumer Non-Cyclical 29,352,722 – 29,352,722 –
Energy 27,764,593 – 27,764,593 –
Financials 81,025,312 – 81,025,312 –
Foreign Government 201,507 – 201,507 –
Mortgage-Backed Securities 229,334,354 – 229,334,354 –
Technology 22,020,875 – 22,020,875 –
Transportation 6,810,963 – 6,810,963 –
U.S. Government & Agencies 62,852,123 – 62,852,123 –
Utilities 19,430,612 – 19,430,612 –
Common Stock
Communications Services 9,903,370 9,858,073 45,297 –
Consumer Discretionary 17,143,686 17,143,686 – –
Consumer Staples 7,847,545 7,847,545 – –
Energy 7,403,635 7,403,635 – –
Financials 23,877,664 23,877,664 – –
Health Care 18,335,124 18,335,124 – –
Industrials 21,290,558 20,750,687 539,871 –
Information Technology 31,478,564 30,689,626 788,938 –
Materials 5,556,987 5,342,880 214,107 –
Real Estate 5,235,720 5,235,720 – –
Utilities 4,227,711 4,227,711 – –
Registered Investment Companies
U.S. Unaffiliated 27,382,555 27,300,440 – 82,115
Preferred Stock
Communications Services 1,001,276 1,001,276 – –
Energy 401,887 401,887 – –
Financials 8,535,866 8,175,360 360,506 –
Utilities 2,281,325 2,281,325 – –
Short-Term Investments 4,267,956 – 4,267,956 –
Subtotal Investments in Securities $881,853,772 $189,872,639 $691,899,018 $82,115
Other Investments  * Total
U.S. Affiliated Registered Investment Cos. 91,547,580
Affiliated Short-Term Investments 42,446,262
Collateral Held for Securities Loaned 25,760,439
Subtotal Other Investments $159,754,281
Total Investments at Value $1,041,608,053
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in the table above are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
The following table is a summary of the inputs used, as of December 31, 2023, in valuing Diversified Income Plus Fund's other financial instrument assets carried at fair value.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 2,883,349 2,883,349 – –
Total Asset Derivatives $2,883,349 $2,883,349 $– $–
Liability Derivatives
Futures Contracts 2,307,880 2,307,880 – –
Credit Default Swaps 290,385 – 290,385 –
Total Liability Derivatives $2,598,265 $2,307,880 $290,385 $–
The following table presents Diversified Income Plus Fund's futures contracts held as of December 31, 2023. Investments and/or cash totaling
$3,870,419 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CBOT 2-Yr. U.S. Treasury Note 52 March 2024 $ 10,589,855 $ 117,676
CME E-mini S&P 500 Index 157 March 2024 36,450,503 1,386,497
CME Ultra Long Term U.S. Treasury Bond 20 March 2024 2,413,496 258,379
ICE mini MSCI EAFE Index 200 March 2024 21,632,412 891,588
ICE US mini MSCI Emerging Markets Index 58 March 2024 2,854,616 143,114
Ultra 10-Yr. U.S. Treasury Note 15 March 2024 1,684,139 86,095
Total Futures Long Contracts $ 75,625,021 $ 2,883,349
CME E-mini Russell 2000 Index (219) March 2024 ( $ 20,689,513) ( $ 1,732,802)
CME E-mini S&P Mid-Cap 400 Index (18) March 2024 (4,769,207) (287,893)
CME Euro Foreign Exchange Currency (84) March 2024 (11,349,816) (278,934)
Eurex Euro STOXX 50 Index (231) March 2024 (11,622,842) (8,251)
Total Futures Short Contracts ( $ 48,431,378) ($2,307,880)
Total Futures Contracts $ 27,193,643 $575,469

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Diversified Income Plus Fund's swaps contracts held as of December 31, 2023. Investments totaling $397,537 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 41, 5 Year, at 5.00%, Quarterly Buy 12/20/2028 $ 5,776,650 $ – ( $ 290,385) ( $ 290,385)
Total Credit Default Swaps $– ($290,385) ($290,385)
1 As the buyer of protection, Diversified Income Plus Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Diversified Income Plus Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Diversified Income Plus Fund could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2023, for Diversified Income
Plus Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 2,421,199
Total Equity Contracts 2,421,199
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 462,150
Total Interest Rate Contracts 462,150
Total Asset Derivatives $2,883,349
Liability Derivatives
Foreign Exchange Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 278,934
Total Foreign Exchange Contracts 278,934
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 2,028,946
Total Equity Contracts 2,028,946
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 290,385
Total Credit Contracts 290,385
Total Liability Derivatives $2,598,265
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2023, for
Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Options Written Net realized gains/(losses) on Written option contracts 169,015
Futures Net realized gains/(losses) on Futures contracts (5,530,431)
Total Interest Rate Contracts (5,361,416)
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts 4,947,378
Total Equity Contracts 4,947,378
Foreign Exchange Contracts
Futures Net realized gains/(losses) on Futures contracts 348,892
Total Foreign Exchange Contracts 348,892
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (727,429)
Total Credit Contracts (727,429)
Total ($792,575)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2023, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Foreign Exchange Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (278,934)
Total Foreign Exchange Contracts (278,934)
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 690,475
Total Equity Contracts 690,475
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts (95,970)
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 360,506
Total Interest Rate Contracts 264,536
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements 203,797
Total Credit Contracts 203,797
Total $879,874
The following table presents Diversified Income Plus Fund's average volume of derivative activity during the period ended December 31, 2023.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $54,228,416
Futures - Short (33,384,875)
Interest Rate Contracts
Futures - Long 52,509,027
Futures - Short (6,351,336)
Options Written (4,739,689)
Foreign Exchange Contracts
Futures - Short (7,580,170)
Credit Contracts
Credit Default Swaps - Buy Protection (137,960)

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Diversified Income Plus
Fund, is as follows:
Fund
Value
12/31/2022
Gross
Purchases
Gross
Sales
Value
12/31/2023
Shares Held at
12/31/2023
% of Net
Assets
12/31/2023
U.S. Affiliated Registered Investment Companies
Core Emerging Markets Debt $91,053 $4,822 $20,350 $79,693 9,974 7.8%
Core International Equity 23,318 405 14,000 11,854 1,171 1.2
Total U.S. Affiliated Registered Investment
Companies 114,371 91,547 9.0
Affiliated Short-Term Investments
Core Short-Term Reserve, 5.730% 99,203 455,551 512,308 42,446 4,245 4.2
Total Affiliated Short-Term Investments 99,203 42,446 4.2
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   19,586 203,551 197,377 25,760 25,760 2.5
Total Collateral Held for Securities Loaned 19,586 25,760 2.5
Total Value $233,160 $159,753
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2023
- 12/31/2023
U.S. Affiliated Registered Investment Companies
Core Emerging Markets Debt ($5,940) $10,108 $– $4,823
Core International Equity (366) 2,497 – 405
Affiliated Short-Term Investments
Core Short-Term Reserve, 5.730% 14 (14) – 3,193
Total Income/Non Cash Income from Affiliated Investments $8,421
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – – 192
Total Affiliated Income from Securities Loaned, Net $192
Total ($6,292) $12,591 $–

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 75.3% ) Value
Basic Materials (2.0%)
ATI, Inc.
$ 33,000 7.250%,  8/15/2030 $ 34,333
ATI, Inc., Convertible
12,000 3.500%,  6/15/2025 35,538
Cascades, Inc./Cascades USA,
Inc.
40,000 5.125%,  1/15/2026
a
38,900
Chemours Company
60,000 5.750%,  11/15/2028
a
57,150
Cleveland-Cliffs, Inc.
27,000 5.875%,  6/1/2027 26,904
40,000 4.625%,  3/1/2029
a
36,967
Consolidated Energy Finance SA
113,000 5.625%,  10/15/2028
a
95,686
First Quantum Minerals, Ltd.
76,000 6.875%,  10/15/2027
a
64,588
Hecla Mining Company
25,000 7.250%,  2/15/2028 25,110
Hudbay Minerals, Inc.
45,000 4.500%,  4/1/2026
a
43,527
Illuminate Buyer, LLC/Illuminate
Holdings IV, Inc.
38,000 9.000%,  7/1/2028
a
36,336
Methanex Corporation
59,000 4.250%,  12/1/2024 58,036
Mineral Resources, Ltd.
10,000 9.250%,  10/1/2028
a
10,638
Novelis Corporation
35,000 3.250%,  11/15/2026
a
32,949
20,000 4.750%,  1/30/2030
a
18,809
15,000 3.875%,  8/15/2031
a
13,219
Olin Corporation
41,000 5.125%,  9/15/2027 39,751
25,000 5.625%,  8/1/2029 24,602
Peabody Energy Corporation,
Convertible
15,000 3.250%,  3/1/2028
b
21,450
SCIL IV, LLC/SCIL USA Holdings,
LLC
48,000 5.375%,  11/1/2026
a
46,077
SNF Group SACA
50,000 3.375%,  3/15/2030
a
42,963
SunCoke Energy, Inc.
56,000 4.875%,  6/30/2029
a
50,367
Taseko Mines, Ltd.
42,000 7.000%,  2/15/2026
a
39,803
Unifrax Escrow Issuer Corporation
44,000 5.250%,  9/30/2028
a
31,773
United States Steel Corporation
63,000 6.875%,  3/1/2029 64,453
United States Steel Corporation,
Convertible
14,000 5.000%,  11/1/2026 50,848
Total 1,040,777
Capital Goods (4.1%)
Advanced Drainage Systems, Inc.
35,000 6.375%,  6/15/2030
a
35,262
AECOM
90,000 5.125%,  3/15/2027 89,352
Principal
Amount Long-Term Fixed Income (75.3%) Value
Capital Goods (4.1%) - continued
Amsted Industries, Inc.
$ 65,000 5.625%,  7/1/2027
a
$ 64,767
15,000 4.625%,  5/15/2030
a
13,728
ARD Finance SA
20,000 6.500%,  6/30/2027
a
9,344
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
37,000 5.250%,  8/15/2027
a
28,744
16,000 5.250%,  8/15/2027
a
12,430
Bombardier, Inc.
42,000 7.875%,  4/15/2027
a
42,007
53,000 6.000%,  2/15/2028
a
51,637
Brand Industrial Services, Inc.
16,000 10.375%,  8/1/2030
a
16,920
Builders FirstSource, Inc.
25,000 5.000%,  3/1/2030
a
24,141
Canpack SA/Canpack US, LLC
60,000 3.125%,  11/1/2025
a
56,851
Chart Industries, Inc.
53,000 7.500%,  1/1/2030
a
55,398
Chart Industries, Inc., Convertible
10,000 1.000%,  11/15/2024 23,238
Clean Harbors, Inc.
35,000 6.375%,  2/1/2031
a
35,562
Clydesdale Acquisition Holdings,
Inc.
8,000 6.625%,  4/15/2029
a
7,869
17,000 8.750%,  4/15/2030
a
15,850
Cornerstone Building Brands, Inc.
43,000 6.125%,  1/15/2029
a
35,260
Covanta Holding Corporation
40,000 4.875%,  12/1/2029
a
34,948
CP Atlas Buyer, Inc.
40,000 7.000%,  12/1/2028
a
34,821
Crown Cork & Seal Company, Inc.
50,000 7.375%,  12/15/2026 52,500
Fluor Corporation, Convertible
43,000 1.125%,  8/15/2029
a
46,762
GFL Environmental, Inc.
62,000 4.000%,  8/1/2028
a
57,312
26,000 3.500%,  9/1/2028
a
24,026
Greenbrier Companies, Inc.,
Convertible
19,000 2.875%,  4/15/2028 18,639
H&E Equipment Services, Inc.
114,000 3.875%,  12/15/2028
a
103,662
Herc Holdings, Inc.
45,000 5.500%,  7/15/2027
a
44,429
Howmet Aerospace, Inc.
130,000 3.000%,  1/15/2029 118,787
Kaman Corporation, Convertible
10,000 3.250%,  5/1/2024 9,700
Mauser Packaging Solutions
Holding Company
26,000 9.250%,  4/15/2027
a
25,520
MIWD Holdco II, LLC
24,000 5.500%,  2/1/2030
a
21,240
Mueller Water Products, Inc.
32,000 4.000%,  6/15/2029
a
29,152

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Capital Goods (4.1%) - continued
Nesco Holdings II, Inc.
$ 60,000 5.500%,  4/15/2029
a
$ 55,475
New Enterprise Stone and Lime
Company, Inc.
89,000 5.250%,  7/15/2028
a
84,898
OI European Group BV
60,000 4.750%,  2/15/2030
a
56,113
Owens-Brockway Glass Container,
Inc.
27,000 6.625%,  5/13/2027
a
27,003
Pactiv Evergreen Group
40,000 4.375%,  10/15/2028
a
37,396
Patrick Industries, Inc., Convertible
10,000 1.750%,  12/1/2028 11,350
PGT Innovations, Inc.
50,000 4.375%,  10/1/2029
a
49,822
Rolls-Royce plc
23,000 5.750%,  10/15/2027
a
23,040
Sealed Air Corporation
44,000 6.125%,  2/1/2028
a
44,379
Silgan Holdings, Inc.
22,000 4.125%,  2/1/2028 21,011
Smyrna Ready Mix Concrete, LLC
44,000 8.875%,  11/15/2031
a
46,252
Spirit AeroSystems, Inc.
32,000 9.750%,  11/15/2030
a
34,399
SRM Escrow Issuer, LLC
27,000 6.000%,  11/1/2028
a
26,584
Summit Materials, LLC/Summit
Materials Finance Corporation
12,000 7.250%,  1/15/2031
a
12,644
Titan Acquisition, Ltd./Titan Co-
Borrower, LLC
30,000 7.750%,  4/15/2026
a
30,189
TransDigm, Inc.
5,000 6.250%,  3/15/2026
a
4,991
82,000 5.500%,  11/15/2027 80,338
53,000 7.125%,  12/1/2031
a
55,539
Triumph Group, Inc.
45,000 9.000%,  3/15/2028
a
47,851
United Rentals North America, Inc.
70,000 4.875%,  1/15/2028 68,337
30,000 4.000%,  7/15/2030 27,633
Waste Pro USA, Inc.
15,000 5.500%,  2/15/2026
a
14,438
WESCO Distribution, Inc.
75,000 7.250%,  6/15/2028
a
77,087
Total 2,176,627
Collateralized Mortgage Obligations (0.1%)
GMACM Mortgage Loan Trust
12,823
3.637%,  11/19/2035, Ser.
2005-AR6, Class 1A1
c
11,463
Residential Accredit Loans, Inc.
Trust
39,321
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 30,288
Total 41,751
Principal
Amount Long-Term Fixed Income (75.3%) Value
Communications Services (4.7%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
$ 45,000 10.500%,  2/15/2028
a
$ 24,067
Altice Financing SA
37,000 5.750%,  8/15/2029
a
32,834
Altice France SA/France
29,000 5.125%,  7/15/2029
a
22,563
125,000 5.500%,  10/15/2029
a
98,016
AMC Networks, Inc.
19,000 4.750%,  8/1/2025 18,502
69,000 4.250%,  2/15/2029 52,651
Cable One, Inc., Convertible
22,000 1.125%,  3/15/2028 16,665
CCO Holdings, LLC/CCO Holdings
Capital Corporation
32,000 5.500%,  5/1/2026
a
31,787
10,000 5.125%,  5/1/2027
a
9,662
89,000 6.375%,  9/1/2029
a
87,768
30,000 4.750%,  3/1/2030
a
27,413
23,000 4.250%,  2/1/2031
a
20,100
128,000 4.750%,  2/1/2032
a
112,891
55,000 4.250%,  1/15/2034
a
44,695
CenterPoint Energy, Inc.,
Convertible
695 3.369%,  9/15/2029 27,015
Cimpress plc
33,000 7.000%,  6/15/2026 32,258
Clear Channel Outdoor Holdings,
Inc.
25,000 7.500%,  6/1/2029
a
20,787
Clear Channel Worldwide
Holdings, Inc.
92,000 5.125%,  8/15/2027
a
87,822
Connect Finco SARL/Connect US
Finco, LLC
27,000 6.750%,  10/1/2026
a
26,838
CSC Holdings, LLC
110,000 5.375%,  2/1/2028
a
97,167
41,000 6.500%,  2/1/2029
a
36,187
11,000 4.125%,  12/1/2030
a
8,368
DIRECTV Financing, LLC/DIRECTV
Financing Co-Obligor, Inc.
87,000 5.875%,  8/15/2027
a
81,743
DISH DBS Corporation
20,000 5.875%,  11/15/2024 18,755
21,000 5.250%,  12/1/2026
a
17,992
21,000 7.375%,  7/1/2028 12,553
29,000 5.750%,  12/1/2028
a
23,130
31,000 5.125%,  6/1/2029 15,977
DISH Network Corporation
12,000 11.750%,  11/15/2027
a
12,526
Frontier Communications
Holdings, LLC
57,000 5.875%,  10/15/2027
a
55,068
37,000 6.750%,  5/1/2029
a,b
33,086
16,000 8.750%,  5/15/2030
a
16,459
GCI, LLC
45,000 4.750%,  10/15/2028
a
41,287
Gray Escrow II, Inc.
75,000 5.375%,  11/15/2031
a
56,587
Gray Television, Inc.
50,000 4.750%,  10/15/2030
a
37,638

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Communications Services (4.7%) - continued
iHeartCommunications, Inc.
$ 28,000 6.375%,  5/1/2026 $ 23,872
Iliad Holding SASU
73,000 6.500%,  10/15/2026
a
72,857
LCPR Senior Secured Financing
DAC
63,000 6.750%,  10/15/2027
a
61,706
Level 3 Financing, Inc.
50,000 4.625%,  9/15/2027
a
30,000
49,000 4.250%,  7/1/2028
a
24,255
28,000 10.500%,  5/15/2030
a,b
27,151
McGraw-Hill Education, Inc.
36,000 5.750%,  8/1/2028
a
34,713
10,000 8.000%,  8/1/2029
a
9,300
News Corporation
51,000 3.875%,  5/15/2029
a
46,893
Outfront Media Capital, LLC/
Outfront Media Capital
Corporation
20,000 4.625%,  3/15/2030
a
17,830
Paramount Global
50,000 6.250%,  2/28/2057
c
43,791
75,000 6.375%,  3/30/2062
c
67,500
Playtika Holding Corporation
50,000 4.250%,  3/15/2029
a
43,627
Radiate Holdco, LLC/Radiate
Finance, Inc.
35,000 6.500%,  9/15/2028
a
17,149
Rogers Communications, Inc.
80,000 5.250%,  3/15/2082
a,c
76,773
Sirius XM Radio, Inc.
44,000 5.000%,  8/1/2027
a
42,504
25,000 4.000%,  7/15/2028
a
23,121
30,000 4.125%,  7/1/2030
a
26,732
TEGNA, Inc.
50,000 4.625%,  3/15/2028 46,704
Telecom Italia Capital SA
17,000 6.000%,  9/30/2034 16,145
Telecom Italia SPA/Milano
23,000 5.303%,  5/30/2024
a
22,893
Telesat Canada/Telesat, LLC
20,000 4.875%,  6/1/2027
a
11,819
10,000 6.500%,  10/15/2027
a
4,675
United States Cellular Corporation
23,000 6.700%,  12/15/2033 23,437
Uniti Group, Inc., Convertible
15,000 7.500%,  12/1/2027
a
14,753
Uniti Group, LP/Uniti Group
Finance, Inc./CSL Capital, LLC
76,000 4.750%,  4/15/2028
a
65,504
Univision Communications, Inc.
25,000 6.625%,  6/1/2027
a
24,932
25,000 4.500%,  5/1/2029
a
22,306
Virgin Media Finance plc
19,000 5.000%,  7/15/2030
a
16,752
Virgin Media Secured Finance plc
39,000 5.500%,  5/15/2029
a
37,683
Vodafone Group plc
88,000 7.000%,  4/4/2079
c
90,728
VZ Secured Financing BV
40,000 5.000%,  1/15/2032
a
34,149
Principal
Amount Long-Term Fixed Income (75.3%) Value
Communications Services (4.7%) - continued
YPSO Finance BIS SA
$ 25,000 10.500%,  5/15/2027
a
$ 16,191
Total 2,497,302
Consumer Cyclical (6.1%)
1011778 B.C., ULC/New Red
Finance, Inc.
105,000 4.375%,  1/15/2028
a
100,283
Allied Universal Holdco, LLC/Allied
Universal Finance Corporation
25,000 6.625%,  7/15/2026
a
24,869
35,000 6.000%,  6/1/2029
a
28,535
Allied Universal Holdco, LLC/Allied
Universal Finance Corporation/
Atlas Luxco 4 SARL
50,000 4.625%,  6/1/2028
a
45,455
30,000 4.625%,  6/1/2028
a
27,416
American Axle & Manufacturing,
Inc.
74,000 6.500%,  4/1/2027 74,299
Arko Corporation
32,000 5.125%,  11/15/2029
a
27,688
Ashton Woods USA, LLC/Ashton
Woods Finance Company
30,000 4.625%,  8/1/2029
a
26,678
28,000 4.625%,  4/1/2030
a
25,082
Bloomin' Brands, Inc., Convertible
2,000 5.000%,  5/1/2025 5,050
Booking Holdings, Inc.,
Convertible
12,000 0.750%,  5/1/2025 22,606
Boyd Gaming Corporation
50,000 4.750%,  6/15/2031
a
45,891
Boyne USA, Inc.
20,000 4.750%,  5/15/2029
a
18,808
Brookfield Residential Properties,
Inc./Brookfield Residential US,
LLC
32,000 6.250%,  9/15/2027
a
31,004
Burlington Stores, Inc., Convertible
21,000 2.250%,  4/15/2025 22,575
9,000 1.250%,  12/15/2027
a
10,129
Caesars Entertainment, Inc.
52,000 6.250%,  7/1/2025
a
52,141
12,000 8.125%,  7/1/2027
a
12,301
70,000 4.625%,  10/15/2029
a
63,140
Carnival Corporation
55,000 7.625%,  3/1/2026
a
55,994
85,000 5.750%,  3/1/2027
a
82,912
Cedar Fair, LP
43,000 5.250%,  7/15/2029 40,565
Churchill Downs, Inc.
25,000 4.750%,  1/15/2028
a
23,960
21,000 6.750%,  5/1/2031
a
21,314
Cinemark USA, Inc.
61,000 5.875%,  3/15/2026
a
59,704
Clarios Global, LP/Clarios US
Finance Company, Inc.
15,000 8.500%,  5/15/2027
a
15,052
Expedia Group, Inc., Convertible
30,000 Zero Coupon,  2/15/2026 28,365

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Consumer Cyclical (6.1%) - continued
Ford Motor Company
$ 88,000 3.250%,  2/12/2032 $ 73,190
Ford Motor Company, Convertible
44,000 Zero Coupon,  3/15/2026 43,780
Ford Motor Credit Company, LLC
119,000 2.300%,  2/10/2025 114,439
31,000 4.134%,  8/4/2025 30,130
51,000 2.700%,  8/10/2026 47,236
Forestar Group, Inc.
40,000 3.850%,  5/15/2026
a
38,103
General Motors Financial
Company, Inc.
50,000 5.700%,  9/30/2030
c,d
46,175
Goodyear Tire & Rubber Company
40,000 5.000%,  7/15/2029 37,793
Hanesbrands, Inc.
43,000 4.875%,  5/15/2026
a
41,478
Hilton Domestic Operating
Company, Inc.
23,000 3.625%,  2/15/2032
a
20,072
Hilton Grand Vacations Borrower
Escrow, LLC/Hilton Grand
Vacations Borrower Escrow, Inc.
37,000 5.000%,  6/1/2029
a
34,134
Hilton Worldwide Finance, LLC
70,000 4.875%,  4/1/2027 68,955
International Game Technology plc
81,000 5.250%,  1/15/2029
a
79,315
Jacobs Entertainment, Inc.
32,000 6.750%,  2/15/2029
a
30,080
KB Home
45,000 4.800%,  11/15/2029 42,998
L Brands, Inc.
80,000 6.625%,  10/1/2030
a
81,764
10,000 6.875%,  11/1/2035 10,125
Light & Wonder International, Inc.
46,000 7.250%,  11/15/2029
a
47,100
Live Nation Entertainment, Inc.,
Convertible
23,000 2.000%,  2/15/2025 24,194
32,000 3.125%,  1/15/2029
a
36,339
Macy's Retail Holdings, LLC
70,000 5.875%,  4/1/2029
a,b
67,196
Marriott Vacations Worldwide
Corporation, Convertible
21,000 Zero Coupon,  1/15/2026 18,438
19,000 3.250%,  12/15/2027 16,806
Mattamy Group Corporation
47,000 5.250%,  12/15/2027
a
45,693
Michaels Companies, Inc.
40,000 5.250%,  5/1/2028
a,b
31,623
NCL Corporation, Ltd.
21,000 3.625%,  12/15/2024
a
20,401
21,000 5.875%,  3/15/2026
a
20,520
35,000 5.875%,  2/15/2027
a
34,698
Nissan Motor Company, Ltd.
18,000 3.522%,  9/17/2025
a
17,328
19,000 4.345%,  9/17/2027
a
18,175
24,000 4.810%,  9/17/2030
a
22,438
PENN Entertainment, Inc.
55,000 4.125%,  7/1/2029
a
47,025
Principal
Amount Long-Term Fixed Income (75.3%) Value
Consumer Cyclical (6.1%) - continued
PetSmart, Inc./PetSmart Finance
Corporation
$ 65,000 4.750%,  2/15/2028
a
$ 61,281
33,000 7.750%,  2/15/2029
a
32,103
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
62,000 5.750%,  4/15/2026
a
62,336
44,000 6.250%,  1/15/2028
a
43,743
Raising Cane's Restaurants, LLC
19,000 9.375%,  5/1/2029
a
20,277
Realogy Group, LLC/Realogy
Group Co-Issuer Corporation
45,000 5.750%,  1/15/2029
a
34,972
Royal Caribbean Cruises, Ltd.
86,000 4.250%,  7/1/2026
a
83,065
37,000 9.250%,  1/15/2029
a
39,798
29,000 7.250%,  1/15/2030
a
30,287
Scientific Games Holdings, LP/
Scientific Games US FinCo, Inc.
5,000 6.625%,  3/1/2030
a
4,727
SeaWorld Parks and
Entertainment, Inc.
32,000 5.250%,  8/15/2029
a
29,914
Six Flags Theme Parks, Inc.
18,000 7.000%,  7/1/2025
a
18,078
Staples, Inc.
47,000 7.500%,  4/15/2026
a
43,730
32,000 10.750%,  4/15/2027
a
23,316
Station Casinos, LLC
39,000 4.625%,  12/1/2031
a
35,165
Tenneco, Inc.
33,000 8.000%,  11/17/2028
a
28,174
Tripadvisor, Inc.
12,000 7.000%,  7/15/2025
a
12,029
Uber Technologies, Inc.
35,000 6.250%,  1/15/2028
a
35,088
Uber Technologies, Inc.,
Convertible
40,000 Zero Coupon,  12/15/2025 40,674
14,000 0.875%,  12/1/2028
a
15,225
Vail Resorts, Inc., Convertible
31,000 Zero Coupon,  1/1/2026 27,571
Victoria's Secret & Company
19,000 4.625%,  7/15/2029
a
15,871
Viking Cruises, Ltd.
20,000 5.875%,  9/15/2027
a
19,300
Wabash National Corporation
51,000 4.500%,  10/15/2028
a
46,018
Wyndham Hotels & Resorts, Inc.
30,000 4.375%,  8/15/2028
a
28,055
Yum! Brands, Inc.
52,000 4.750%,  1/15/2030
a
50,405
ZF North America Capital, Inc.
29,000 7.125%,  4/14/2030
a
30,908
Total 3,211,667
Consumer Non-Cyclical (3.9%)
1375209 B.C., Ltd.
15,000 9.000%,  1/30/2028
a,b
14,626
AdaptHealth, LLC
27,000 4.625%,  8/1/2029
a
20,837

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Consumer Non-Cyclical (3.9%) - continued
Albertsons Companies, Inc./
Safeway, Inc./New Albertsons,
LP/Albertsons, LLC
$ 75,000 4.625%,  1/15/2027
a
$ 72,915
45,000 3.500%,  3/15/2029
a
40,859
B&G Foods, Inc.
24,000 5.250%,  9/15/2027 21,803
41,000 8.000%,  9/15/2028
a
43,052
Bausch & Lomb Escrow
Corporation
10,000 8.375%,  10/1/2028
a
10,549
Bausch Health Companies, Inc.
23,000 5.500%,  11/1/2025
a
21,040
7,000 4.875%,  6/1/2028
a
4,216
51,000 11.000%,  9/30/2028
a
37,076
BellRing Brands, Inc.
32,000 7.000%,  3/15/2030
a
33,119
BioMarin Pharmaceutical, Inc.,
Convertible
30,000 1.250%,  5/15/2027
b
30,807
Catalent Pharma Solutions, Inc.
33,000 3.125%,  2/15/2029
a
28,879
Central Garden & Pet Company
65,000 4.125%,  10/15/2030 59,120
Cheplapharm Arzneimittel GmbH
10,000 5.500%,  1/15/2028
a
9,455
Chobani, LLC/Chobani Finance
Corporation, Inc.
60,000 4.625%,  11/15/2028
a
56,089
CHS/Community Health Systems,
Inc.
18,000 5.625%,  3/15/2027
a
16,724
19,000 8.000%,  12/15/2027
a
18,336
50,000 6.000%,  1/15/2029
a
45,006
21,000 4.750%,  2/15/2031
a
16,509
Coty, Inc./HFC Prestige Products,
Inc./HFC Prestige International
US, LLC
64,000 4.750%,  1/15/2029
a
61,044
10,000 6.625%,  7/15/2030
a
10,273
Edgewell Personal Care Company
45,000 5.500%,  6/1/2028
a
44,156
Embecta Corporation
20,000 6.750%,  2/15/2030
a
17,400
Encompass Health Corporation
68,000 4.500%,  2/1/2028 65,060
Energizer Holdings, Inc.
15,000 4.750%,  6/15/2028
a
13,867
40,000 4.375%,  3/31/2029
a
35,803
Envista Holdings Corporation,
Convertible
18,000 1.750%,  8/15/2028 16,380
Fortrea Holdings, Inc.
14,000 7.500%,  7/1/2030
a
14,378
Grifols SA
47,000 4.750%,  10/15/2028
a
42,623
HLF Financing SARL, LLC/
Herbalife International, Inc.
73,000 4.875%,  6/1/2029
a
57,320
Integer Holdings Corporation,
Convertible
28,000 2.125%,  2/15/2028
a
35,728
Principal
Amount Long-Term Fixed Income (75.3%) Value
Consumer Non-Cyclical (3.9%) - continued
Jazz Investments I, Ltd.,
Convertible
$ 30,000 2.000%,  6/15/2026 $ 30,255
Jazz Securities DAC
31,000 4.375%,  1/15/2029
a
28,874
Legacy LifePoint Health, LLC
20,000 4.375%,  2/15/2027
a
18,465
LifePoint Health, Inc.
20,000 11.000%,  10/15/2030
a
21,063
ModivCare Escrow Issuer, Inc.
17,000 5.000%,  10/1/2029
a
13,895
ModivCare, Inc.
13,000 5.875%,  11/15/2025
a
12,837
Mozart Debt Merger Sub, Inc.
41,000 3.875%,  4/1/2029
a
37,070
41,000 5.250%,  10/1/2029
a
38,646
Organon & Company/Organon
Foreign Debt Co-Issuer BV
48,000 4.125%,  4/30/2028
a
44,182
28,000 5.125%,  4/30/2031
a
23,936
Owens & Minor, Inc.
45,000 6.625%,  4/1/2030
a
42,967
Perrigo Finance Unlimited
Company
23,000 4.375%,  3/15/2026 22,239
27,000 3.150%,  6/15/2030 24,559
Post Holdings, Inc.
46,000 4.500%,  9/15/2031
a
41,223
Post Holdings, Inc., Convertible
19,000 2.500%,  8/15/2027 19,199
RegionalCare Hospital Partners
Holdings, Inc./LifePoint Health,
Inc.
20,000 9.750%,  12/1/2026
a
19,842
Scotts Miracle-Gro Company
19,000 4.500%,  10/15/2029 16,882
SEG Holding, LLC
100,000 5.625%,  10/15/2028
a
100,375
Simmons Foods, Inc.
49,000 4.625%,  3/1/2029
a
42,394
Spectrum Brands, Inc.
45,000 5.000%,  10/1/2029
a
42,936
10,000 5.500%,  7/15/2030
a
9,704
Star Parent, Inc.
32,000 9.000%,  10/1/2030
a
33,723
Teleflex, Inc.
61,000 4.250%,  6/1/2028
a
57,815
Tenet Healthcare Corporation
123,000 5.125%,  11/1/2027 120,239
62,000 6.125%,  10/1/2028 61,824
Teva Pharmaceutical Finance
Netherlands III BV
36,000 3.150%,  10/1/2026 33,332
Topgolf Callaway Brands
Corporation, Convertible
11,000 2.750%,  5/1/2026 11,748
TreeHouse Foods, Inc.
45,000 4.000%,  9/1/2028 39,834

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Consumer Non-Cyclical (3.9%) - continued
Winnebago Industries, Inc.,
Convertible
$ 15,000 1.500%,  4/1/2025 $ 18,772
Total 2,043,879
Energy (5.7%)
Antero Midstream Partners, LP/
Antero Midstream Finance
Corporation
33,000 5.375%,  6/15/2029
a
31,725
Antero Resources Corporation
19,000 5.375%,  3/1/2030
a
18,211
Archrock Partners, LP/Archrock
Partners Finance Corporation
65,000 6.250%,  4/1/2028
a
64,025
Baytex Energy Corporation
34,000 8.500%,  4/30/2030
a
35,187
BP Capital Markets plc
164,000 4.875%,  3/22/2030
c,d
155,767
Buckeye Partners, LP
65,000 3.950%,  12/1/2026 61,425
Callon Petroleum Company
26,000 7.500%,  6/15/2030
a
26,222
Chesapeake Energy Corporation
26,000 6.750%,  4/15/2029
a
26,242
Chord Energy Corporation
26,000 6.375%,  6/1/2026
a
26,000
Civitas Resources, Inc.
15,000 8.375%,  7/1/2028
a
15,659
11,000 8.625%,  11/1/2030
a
11,668
41,000 8.750%,  7/1/2031
a
43,646
CNX Resources Corporation
20,000 6.000%,  1/15/2029
a
19,173
CNX Resources Corporation,
Convertible
18,000 2.250%,  5/1/2026
b
29,138
Comstock Resources, Inc.
20,000 6.750%,  3/1/2029
a
18,290
14,000 5.875%,  1/15/2030
a
12,142
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
41,000 5.500%,  6/15/2031
a
38,852
Crescent Energy Finance, LLC
37,000 9.250%,  2/15/2028
a
38,390
Diamond Foreign Asset Company/
Diamond Finance, LLC
13,000 8.500%,  10/1/2030
a
13,294
DT Midstream, Inc.
26,000 4.125%,  6/15/2029
a
23,920
10,000 4.375%,  6/15/2031
a
9,020
Enbridge, Inc.
110,000 7.375%,  1/15/2083
c
108,169
115,000 7.625%,  1/15/2083
c
115,175
Enerflex, Ltd.
32,000 9.000%,  10/15/2027
a
30,869
Energy Transfer, LP
135,000 6.750%,  5/15/2025
c,d
128,769
EnLink Midstream Partners, LP
52,000 4.850%,  7/15/2026 50,944
Principal
Amount Long-Term Fixed Income (75.3%) Value
Energy (5.7%) - continued
Enterprise Products Operating,
LLC
$ 37,000
8.638%,  (TSFR3M +
3.248%), 8/16/2077
c
$ 36,769
EQM Midstream Partners, LP
93,000 4.750%,  1/15/2031
a
86,550
EQT Corporation, Convertible
8,000 1.750%,  5/1/2026 21,235
Ferrellgas, LP/Ferrellgas Finance
Corporation
39,000 5.375%,  4/1/2026
a
38,167
Genesis Energy LP/Genesis
Energy Finance Corporation
51,000 8.875%,  4/15/2030 52,734
Harvest Midstream, LP
39,000 7.500%,  9/1/2028
a
38,769
Hess Midstream Operations, LP
31,000 5.625%,  2/15/2026
a
30,773
Hilcorp Energy I, LP/Hilcorp
Finance Company
40,000 5.750%,  2/1/2029
a
38,628
46,000 6.250%,  4/15/2032
a
44,248
Howard Midstream Energy
Partners, LLC
54,000 6.750%,  1/15/2027
a
53,399
ITT Holdings, LLC
55,000 6.500%,  8/1/2029
a
48,655
Laredo Petroleum, Inc.
59,000 7.750%,  7/31/2029
a
56,410
MEG Energy Corporation
44,000 5.875%,  2/1/2029
a
42,752
Murphy Oil Corporation
23,000 5.875%,  12/1/2027 22,883
Nabors Industries, Ltd.
85,000 7.250%,  1/15/2026
a
81,703
Noble Finance II, LLC
36,000 8.000%,  4/15/2030
a
37,460
Northern Oil and Gas, Inc.
34,000 8.750%,  6/15/2031
a
35,414
Northern Oil and Gas, Inc.,
Convertible
19,000 3.625%,  4/15/2029 22,401
Northriver Midstream Finance, LP
17,000 5.625%,  2/15/2026
a
16,481
NuStar Logistics, LP
28,000 5.750%,  10/1/2025 27,823
PBF Holding Company, LLC/PBF
Finance Corporation
25,000 6.000%,  2/15/2028 24,338
Permian Resources Operating,
LLC
46,000 7.000%,  1/15/2032
a
47,457
Permian Resources Operating,
LLC, Convertible
9,000 3.250%,  4/1/2028 20,852
Pioneer Natural Resources
Company, Convertible
7,000 0.250%,  5/15/2025 17,010
Plains All American Pipeline, LP
60,000
9.751%,  (TSFR3M +
4.372%), 2/2/2024
c,d
57,975

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Energy (5.7%) - continued
Precision Drilling Corporation
$ 50,000 6.875%,  1/15/2029
a
$ 48,217
Range Resources Corporation
28,000 4.750%,  2/15/2030
a
25,883
Rockcliff Energy II, LLC
36,000 5.500%,  10/15/2029
a
34,024
Rockies Express Pipeline, LLC
25,000 4.950%,  7/15/2029
a
23,904
SM Energy Company
18,000 6.625%,  1/15/2027 17,898
20,000 6.500%,  7/15/2028 20,009
Southwestern Energy Company
27,000 5.375%,  3/15/2030 26,364
25,000 4.750%,  2/1/2032 23,130
Sunoco, LP/Sunoco Finance
Corporation
10,000 5.875%,  3/15/2028 9,987
35,000 4.500%,  4/30/2030 32,403
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
58,000 5.500%,  1/15/2028
a
54,811
Teine Energy, Ltd.
30,000 6.875%,  4/15/2029
a
28,167
TransCanada Trust
165,000 5.300%,  3/15/2077
c
146,637
Transocean, Inc.
45,000 11.500%,  1/30/2027
a
47,025
USA Compression Partners, LP/
USA Compression Finance
Corporation
55,000 6.875%,  4/1/2026 54,768
Valaris, Ltd.
33,000 8.375%,  4/30/2030
a
33,810
Venture Global Calcasieu Pass,
LLC
80,000 3.875%,  8/15/2029
a
72,584
25,000 4.125%,  8/15/2031
a
22,025
Venture Global LNG, Inc.
70,000 8.375%,  6/1/2031
a
69,964
26,000 9.875%,  2/1/2032
a
27,083
Weatherford International, Ltd.
28,000 8.625%,  4/30/2030
a
29,234
Total 3,000,735
Financials (14.1%)
Acrisure, LLC/Acrisure Finance,
Inc.
11,000 6.000%,  8/1/2029
a
9,995
AerCap Holdings NV
90,000 5.875%,  10/10/2079
c
88,866
Air Lease Corporation
98,000 4.650%,  6/15/2026
c,d
87,984
Aircastle, Ltd.
135,000 5.250%,  6/15/2026
a,c,d
115,737
Alliant Holdings Intermediate, LLC/
Alliant Holdings Co-Issuer, Inc.
26,000 6.750%,  10/15/2027
a
25,908
Ally Financial, Inc.
226,000 4.700%,  5/15/2026
c,d
169,514
9,000 6.700%,  2/14/2033 9,011
Principal
Amount Long-Term Fixed Income (75.3%) Value
Financials (14.1%) - continued
American Express Company
$ 110,000 3.550%,  9/15/2026
c,d
$ 94,303
AmWINS Group, Inc.
34,000 4.875%,  6/30/2029
a
31,050
Arbor Realty Trust, Inc.,
Convertible
7,000 7.500%,  8/1/2025 7,098
Ares Capital Corporation,
Convertible
12,000 4.625%,  3/1/2024 12,352
BAC Capital Trust XIV
90,000
6.046%,  (TSFR3M +
0.662%), 1/18/2024
c,d
72,900
Bank of America Corporation
244,000 6.250%,  9/5/2024
c,d
241,753
110,000 6.100%,  3/17/2025
c,d
108,956
145,000 6.125%,  4/27/2027
c,d
145,348
Bank of Nova Scotia
69,000 4.900%,  6/4/2025
c,d
65,905
Blackstone Mortgage Trust, Inc.,
Convertible
13,000 5.500%,  3/15/2027 11,797
Bread Financial Holdings, Inc.
19,000 9.750%,  3/15/2029
a
19,697
Bread Financial Holdings, Inc.,
Convertible
9,000 4.250%,  6/15/2028
a
9,552
Brookfield Property REIT, Inc./BPR
Cumulus, LLC/BPR Nimbus,
LLC/GGSI Sellco, LLC
11,000 4.500%,  4/1/2027
a
9,900
Capital One Financial Corporation
50,000 3.950%,  9/1/2026
c,d
40,072
Castlelake Aviation Finance DAC
17,000 5.000%,  4/15/2027
a
15,915
Charles Schwab Corporation
191,000 5.375%,  6/1/2025
b,c,d
188,349
101,000 4.000%,  6/1/2026
c,d
89,029
15,000 5.000%,  6/1/2027
c,d
13,542
80,000 4.000%,  12/1/2030
c,d
63,185
Citigroup, Inc.
30,000 5.000%,  9/12/2024
c,d
29,121
85,000 4.000%,  12/10/2025
c,d
78,235
195,000 3.875%,  2/18/2026
c,d
172,638
65,000 4.150%,  11/15/2026
c,d
55,785
56,000 7.375%,  5/15/2028
c,d
56,677
99,000 7.625%,  11/15/2028
b,c,d
101,089
Citizens Financial Group, Inc.
110,000 4.000%,  10/6/2026
c,d
86,932
Coinbase Global, Inc., Convertible
45,000 0.500%,  6/1/2026 40,752
Comerica, Inc.
22,000 5.625%,  7/1/2025
c,d
20,720
Corebridge Financial, Inc.
87,000 6.875%,  12/15/2052
c
86,705
Corporate Office Properties, LP,
Convertible
8,000 5.250%,  9/15/2028
a
8,428
Credit Acceptance Corporation
44,000 9.250%,  12/15/2028
a
46,902
Credit Agricole SA
44,000 8.125%,  12/23/2025
a,c,d
44,811

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Financials (14.1%) - continued
Credit Suisse Group AG
$ 55,000 7.250%,  9/12/2025
a,c,d,e
$ 6,325
55,000 7.500%,  12/29/2049
*,c,d,e
6,325
Dai-ichi Life Insurance Company,
Ltd.
135,000 5.100%,  10/28/2024
a,b,c,d
133,666
Drawbridge Special Opportunities
Fund, LP
61,000 3.875%,  2/15/2026
a
56,114
Enact Holdings, Inc.
31,000 6.500%,  8/15/2025
a
30,904
Encore Capital Group, Inc.,
Convertible
14,000 4.000%,  3/15/2029
a
13,790
Fifth Third Bancorp
105,000 4.500%,  9/30/2025
c,d
97,394
Fortress Transportation and
Infrastructure Investors, LLC
32,000 6.500%,  10/1/2025
a
31,898
35,000 9.750%,  8/1/2027
a
36,400
Freedom Mortgage Corporation
16,000 7.625%,  5/1/2026
a
15,791
13,000 12.000%,  10/1/2028
a
14,198
Global Net Lease, Inc./Global Net
Lease Operating Partnership,
LP
59,000 3.750%,  12/15/2027
a
49,301
goeasy, Ltd.
25,000 9.250%,  12/1/2028
a
26,699
Goldman Sachs Group, Inc.
80,000 5.500%,  8/10/2024
c,d
78,882
80,000 3.650%,  8/10/2026
c,d
70,942
130,000 4.125%,  11/10/2026
c,d
115,772
Hartford Financial Services Group,
Inc.
120,000
7.766%,  (TSFR3M +
2.387%), 2/12/2047
a,c
102,957
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
1,000 Zero Coupon,  5/1/2025
a
1,006
18,000 3.750%,  8/15/2028
a
20,948
HSBC Holdings plc
46,000 6.375%,  3/30/2025
c,d
45,413
50,000 4.600%,  12/17/2030
c,d
41,701
HUB International, Ltd.
54,000 5.625%,  12/1/2029
a
51,514
Huntington Bancshares, Inc.
130,000 4.450%,  10/15/2027
c,d
114,008
Icahn Enterprises, LP/Icahn
Enterprises Finance Corporation
32,000 6.375%,  12/15/2025 31,415
35,000 5.250%,  5/15/2027 31,438
J.P. Morgan Chase & Company
25,000
8.939%,  (TSFR3M +
3.562%), 2/1/2024
c,d
25,219
200,000 5.000%,  8/1/2024
c,d
196,353
100,000 4.600%,  2/1/2025
c,d
96,432
100,000 3.650%,  6/1/2026
c,d
91,513
Jefferies Finance, LLC/JFIN Co-
Issuer Corporation
16,000 5.000%,  8/15/2028
a
14,321
Principal
Amount Long-Term Fixed Income (75.3%) Value
Financials (14.1%) - continued
Lincoln National Corporation
$ 100,000
7.989%,  (TSFR3M +
2.619%), 2/20/2024
c
$ 70,436
LPL Holdings, Inc.
45,000 4.000%,  3/15/2029
a
41,644
M&T Bank Corporation
129,000 3.500%,  9/1/2026
c,d
94,669
MetLife, Inc.
140,000 3.850%,  9/15/2025
c,d
132,524
85,000 5.875%,  3/15/2028
c,d
83,312
116,000 6.400%,  12/15/2036 119,627
Molina Healthcare, Inc.
41,000 4.375%,  6/15/2028
a
38,777
MPT Operating Partnership, LP/
MPT Finance Corporation
35,000 4.625%,  8/1/2029 25,167
Nationstar Mortgage Holdings,
Inc.
41,000 6.000%,  1/15/2027
a
40,692
Necessity Retail REIT, Inc./
American Finance Operating
Partner, LP
50,000 4.500%,  9/30/2028
a
42,104
NFP Corporation
20,000 6.875%,  8/15/2028
a
20,332
Nippon Life Insurance Company
260,000 5.100%,  10/16/2044
a,c
257,299
OneMain Finance Corporation
70,000 6.875%,  3/15/2025 70,860
54,000 3.875%,  9/15/2028 47,777
Park Intermediate Holdings, LLC
21,000 4.875%,  5/15/2029
a
19,438
Pebblebrook Hotel Trust,
Convertible
40,000 1.750%,  12/15/2026 35,624
PNC Financial Services Group,
Inc.
110,000 3.400%,  9/15/2026
c,d
87,992
116,000 6.200%,  9/15/2027
c,d
112,780
112,000 6.250%,  3/15/2030
c,d
104,403
PRA Group, Inc.
30,000 7.375%,  9/1/2025
a
29,770
25,000 8.375%,  2/1/2028
a
24,068
Provident Financing Trust I
30,000 7.405%,  3/15/2038 31,966
Prudential Financial, Inc.
84,000 6.750%,  3/1/2053
c
87,521
140,000 5.200%,  3/15/2044
c
139,300
25,000 3.700%,  10/1/2050
c
21,674
QBE Insurance Group, Ltd.
44,000 5.875%,  5/12/2025
a,c,d
42,869
Radian Group, Inc.
45,000 4.875%,  3/15/2027 43,497
Redwood Trust, Inc., Convertible
2,000 7.750%,  6/15/2027 1,834
Regions Financial Corporation
79,000 5.750%,  6/15/2025
b,c,d
76,589
RLJ Lodging Trust, LP
20,000 3.750%,  7/1/2026
a
18,950
38,000 4.000%,  9/15/2029
a
34,148

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Financials (14.1%) - continued
Rocket Mortgage, LLC/Rocket
Mortgage Co-Issuer, Inc.
$ 45,000 3.625%,  3/1/2029
a
$ 40,729
Service Properties Trust
35,000 7.500%,  9/15/2025 35,389
20,000 5.500%,  12/15/2027 18,311
17,000 8.625%,  11/15/2031
a
17,806
SLM Corporation
10,000 4.200%,  10/29/2025 9,700
Standard Chartered plc
45,000 6.000%,  7/26/2025
a,b,c,d
44,149
Starwood Property Trust, Inc.,
Convertible
21,000 6.750%,  7/15/2027 22,564
Sumitomo Life Insurance Company
175,000 3.375%,  4/15/2081
a,c
149,375
Summit Hotel Properties, Inc.,
Convertible
16,000 1.500%,  2/15/2026 14,184
Synchrony Financial
9,000 7.250%,  2/2/2033 8,928
Toronto-Dominion Bank
60,000 8.125%,  10/31/2082
c
62,447
Truist Financial Corporation
175,000 5.100%,  3/1/2030
c,d
158,586
UBS Group AG
100,000 4.875%,  2/12/2027
a,c,d
90,072
United Wholesale Mortgage, LLC
12,000 5.500%,  11/15/2025
a
11,924
33,000 5.500%,  4/15/2029
a
31,241
USB Realty Corporation
85,000
6.802%,  (TSFR3M +
1.409%), 1/15/2027
a,c,d
62,475
Ventas Realty, LP, Convertible
25,000 3.750%,  6/1/2026
a
26,375
Wells Fargo & Company
180,000 3.900%,  3/15/2026
c,d
166,312
100,000
6.155%,  (TSFR3M +
0.762%), 1/15/2027
c
94,621
102,000 7.625%,  9/15/2028
c,d
107,030
Welltower OP, LLC, Convertible
36,000 2.750%,  5/15/2028
a
39,802
XHR, LP
20,000 6.375%,  8/15/2025
a
19,949
23,000 4.875%,  6/1/2029
a
21,171
Total 7,475,935
Mortgage-Backed Securities (11.1%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
15,083 5.000%,  7/1/2053 14,992
682,099 5.500%,  7/1/2053 689,442
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
3,069,358 5.000%,  3/1/2053 3,037,732
918,161 4.500%,  8/1/2052 894,398
22,992 5.000%,  9/1/2052 22,776
914,827 4.500%,  9/1/2053 887,144
Principal
Amount Long-Term Fixed Income (75.3%) Value
Mortgage-Backed Securities (11.1%) -
continued
$ 341,168 4.500%,  9/1/2053 $ 331,800
Total 5,878,284
Technology (2.6%)
Akamai Technologies, Inc.,
Convertible
23,000 0.125%,  5/1/2025 29,210
10,000 0.375%,  9/1/2027 11,135
17,000 1.125%,  2/15/2029
a
18,386
AthenaHealth Group, Inc.
56,000 6.500%,  2/15/2030
a
50,802
Block, Inc., Convertible
7,000 0.125%,  3/1/2025 6,838
41,000 0.250%,  11/1/2027 33,671
Cloud Software Group, Inc.
42,000 6.500%,  3/31/2029
a
40,003
14,000 9.000%,  9/30/2029
a
13,306
CommScope, Inc.
70,000 7.125%,  7/1/2028
a
33,250
CSG Systems International, Inc.,
Convertible
22,000 3.875%,  9/15/2028
a
22,097
Euronet Worldwide, Inc.,
Convertible
8,000 0.750%,  3/15/2049 7,480
Gartner, Inc.
45,000 3.625%,  6/15/2029
a
40,616
50,000 3.750%,  10/1/2030
a
44,199
II-VI, Inc.
16,000 5.000%,  12/15/2029
a
15,196
InterDigital, Inc., Convertible
31,000 3.500%,  6/1/2027 45,396
Iron Mountain, Inc.
20,000 4.875%,  9/15/2027
a
19,516
50,000 5.000%,  7/15/2028
a
48,039
45,000 4.875%,  9/15/2029
a
42,619
13,000 5.250%,  7/15/2030
a
12,375
50,000 4.500%,  2/15/2031
a
45,276
Lumentum Holdings, Inc.,
Convertible
46,000 0.500%,  6/15/2028 36,197
12,000 1.500%,  12/15/2029
a
11,928
Microchip Technology, Inc.,
Convertible
38,000 0.125%,  11/15/2024
b
41,515
ON Semiconductor Corporation,
Convertible
28,000 Zero Coupon,  5/1/2027 45,780
4,000 0.500%,  3/1/2029
a
4,250
Open Text Corporation
90,000 4.125%,  2/15/2030
a
81,457
Progress Software Corporation,
Convertible
10,000 1.000%,  4/15/2026 10,535
PTC, Inc.
10,000 3.625%,  2/15/2025
a
9,776
40,000 4.000%,  2/15/2028
a
37,908
Rackspace Technology Global,
Inc.
65,000 5.375%,  12/1/2028
a
23,335

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Technology (2.6%) - continued
RingCentral, Inc.
$ 32,000 8.500%,  8/15/2030
a
$ 32,720
Seagate HDD Cayman
20,000 8.500%,  7/15/2031
a
21,706
36,050 9.625%,  12/1/2032 41,223
Semtech Corporation, Convertible
14,000 1.625%,  11/1/2027
b
11,963
2,000 4.000%,  11/1/2028
a
2,557
Sensata Technologies, Inc.
47,000 3.750%,  2/15/2031
a
41,394
Shift4 Payments, LLC/Shift4
Payments Finance Sub, Inc.
10,000 4.625%,  11/1/2026
a
9,724
SS&C Technologies, Inc.
141,000 5.500%,  9/30/2027
a
138,988
Verint Systems, Inc., Convertible
21,000 0.250%,  4/15/2026
b
18,441
Viavi Solutions, Inc.
38,000 3.750%,  10/1/2029
a
33,267
Viavi Solutions, Inc., Convertible
10,000 1.625%,  3/15/2026
a
9,970
Vishay Intertechnology, Inc.,
Convertible
40,000 2.250%,  9/15/2030
a
39,280
Western Digital Corporation,
Convertible
37,000 3.000%,  11/15/2028
a
45,251
Ziff Davis, Inc., Convertible
29,000 1.750%,  11/1/2026 27,405
Total 1,355,980
Transportation (0.9%)
Air Transport Services Group, Inc.,
Convertible
18,000 3.875%,  8/15/2029
a
15,975
American Airlines Group, Inc.
13,000 3.750%,  3/1/2025
a
12,669
American Airlines, Inc.
35,000 8.500%,  5/15/2029
a
36,960
American Airlines, Inc./
AAdvantage Loyalty IP, Ltd.
100,833 5.500%,  4/20/2026
a
100,106
Avis Budget Car Rental, LLC/Avis
Budget Finance, Inc.
20,000 5.375%,  3/1/2029
a
18,501
Hawaiian Brand Intellectual
Property, Ltd.
45,000 5.750%,  1/20/2026
a
42,396
Hertz Corporation
34,000 4.625%,  12/1/2026
a
30,482
19,000 5.000%,  12/1/2029
a
15,586
Rand Parent, LLC
40,000 8.500%,  2/15/2030
a
38,253
RXO, Inc.
48,000 7.500%,  11/15/2027
a
49,529
Southwest Airlines Company,
Convertible
43,000 1.250%,  5/1/2025 43,451
Spirit Loyalty Cayman, Ltd.
19,000 8.000%,  9/20/2025
a
13,664
Principal
Amount Long-Term Fixed Income (75.3%) Value
Transportation (0.9%) - continued
United Airlines, Inc.
$ 47,000 4.375%,  4/15/2026
a
$ 45,797
VistaJet Malta Finance plc/Vista
Management Holding, Inc.
10,000 7.875%,  5/1/2027
a,b
8,601
50,000 6.375%,  2/1/2030
a,b
34,919
Total 506,889
U.S. Government & Agencies (16.9%)
U.S. Treasury Bonds
1,200,000 3.875%,  2/15/2043 1,144,125
U.S. Treasury Notes
1,200,000 4.750%,  7/31/2025 1,205,437
3,750,000 1.250%,  12/31/2026 3,461,426
2,955,000 1.375%,  11/15/2031 2,453,343
650,000 4.125%,  11/15/2032 660,715
Total 8,925,046
Utilities (3.1%)
Algonquin Power & Utilities
Corporation
65,000 4.750%,  1/18/2082
c
54,925
Alliant Energy Corporation,
Convertible
18,000 3.875%,  3/15/2026
a
17,865
American Water Capital
Corporation, Convertible
26,000 3.625%,  6/15/2026
a
25,961
Calpine Corporation
38,000 4.500%,  2/15/2028
a
36,144
CenterPoint Energy, Inc.,
Convertible
28,000 4.250%,  8/15/2026
a
28,126
CMS Energy Corporation,
Convertible
22,000 3.375%,  5/1/2028
a
21,758
Dominion Energy, Inc.
150,000 4.350%,  1/15/2027
c,d
133,007
Duke Energy Corporation
123,000 3.250%,  1/15/2082
c
95,109
45,000 4.875%,  9/16/2024
c,d
44,306
Duke Energy Corporation,
Convertible
47,000 4.125%,  4/15/2026
a
47,117
Edison International
47,000 7.875%,  6/15/2054
c
47,352
210,000 5.000%,  12/15/2026
c,d
195,532
FirstEnergy Corporation,
Convertible
47,000 4.000%,  5/1/2026
a
46,553
NextEra Energy Capital Holdings,
Inc.
85,000 3.800%,  3/15/2082
c
71,997
NextEra Energy Operating
Partners, LP
100,000 3.875%,  10/15/2026
a
95,212
NextEra Energy Partners, LP,
Convertible
8,000 Zero Coupon,  6/15/2024
a
7,736
33,000 Zero Coupon,  11/15/2025
a
28,826
NRG Energy, Inc.
86,000 10.250%,  3/15/2028
a,c,d
89,533

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (75.3%) Value
Utilities (3.1%) - continued
$ 15,000 3.375%,  2/15/2029
a
$ 13,249
20,000 5.250%,  6/15/2029
a
19,368
NRG Energy, Inc., Convertible
37,000 2.750%,  6/1/2048 47,545
PG&E Corporation
47,000 5.000%,  7/1/2028 45,730
PPL Capital Funding, Inc.,
Convertible
28,000 2.875%,  3/15/2028
a
27,118
Sempra
115,000 4.125%,  4/1/2052
c
98,689
44,000 4.875%,  10/15/2025
c,d
43,044
Southern Company
90,000 3.750%,  9/15/2051
c
81,945
Southern Company, Convertible
49,000 3.875%,  12/15/2025
a
49,025
TerraForm Power Operating, LLC
60,000 5.000%,  1/31/2028
a
58,285
Vistra Operations Company, LLC
55,000 5.000%,  7/31/2027
a
53,548
Total 1,624,605
Total Long-Term Fixed Income
(cost $41,879,682) 39,779,477
Shares
Registered Investment
Companies ( 17.3% ) Value
U.S. Affiliated  (7.9%)
520,158 Thrivent Core Emerging Markets
Debt Fund 4,156,061
Total 4,156,061
U.S. Unaffiliated  (9.4%)
64,600 Aberdeen Asia-Pacific Income
Fund, Inc. 175,066
20,725 AllianceBernstein Global High
Income Fund, Inc. 209,737
32,727 Allspring Income Opportunities
Fund 213,380
3,233 Barings Global Short Duration
High Yield Fund 43,452
5,938 BlackRock Core Bond Trust 64,784
22,740 BlackRock Corporate High Yield
Fund, Inc. 214,438
19,578 BlackRock Credit Allocation
Income Trust 202,045
2,100 BlackRock Debt Strategies Fund,
Inc. 22,659
20,273 BlackRock Enhanced Global
Dividend Trust 201,108
5,500 BlackRock Enhanced International
Dividend Trust 28,985
550 BlackRock Floating Rate Income
Strategies Fund, Inc. 6,963
3,766 BlackRock Income Trust, Inc. 45,870
7,892 BlackRock Multi-Sector Income
Trust 118,380
14,750 Blackstone Strategic Credit 2027
Term Fund
b
166,970
11,498 BNY Mellon High Yield Strategies
Fund 26,330
Shares
Registered Investment
Companies (17.3%) Value
U.S. Unaffiliated  (9.4%)- continued
21,120 Eaton Vance Limited Duration
Income Fund $ 202,330
1,383 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 10,677
17,996 First Trust High Income Long/Short
Fund 217,572
523 First Trust Senior Floating Rate
Income Fund II 5,277
5,854 Invesco Dynamic Credit
Opportunities Fund
f
62,171
796 iShares iBoxx $ Investment Grade
Corporate Bond ETF
b
88,085
3,733 iShares Preferred and Income
Securities ETF 116,432
9,294 New America High Income Fund,
Inc. 65,430
42,350 Nuveen Credit Strategies Income
Fund 221,067
4,998 Nuveen Floating Rate Income
Fund/Closed-End Fund 41,084
4,464 Nuveen Global High Income Fund 54,461
12,849 Nuveen Preferred Income
Opportunities Fund 86,859
17,725 PGIM Global High Yield Fund, Inc. 201,356
16,984 PGIM High Yield Bond Fund, Inc. 209,243
6,293 Pimco Dynamic Income Fund 112,959
1,530 Tri-Continental Corporation 44,110
2,348 Vanguard Intermediate-Term
Corporate Bond ETF 190,845
9,400 Vanguard Short-Term Corporate
Bond ETF 727,278
5,200 Virtus Convertible & Income Fund 17,524
11,986 Virtus Dividend, Interest &
Premium Strategy Fund 151,024
1,525 Virtus Equity & Convertible Income
Fund
b
31,888
1,902 Voya Asia Pacific High Dividend
Equity Income Fund 11,431
29,850 Voya Global Equity Dividend &
Premium Opportunity Fund 148,354
50,693 Western Asset High Income
Opportunity Fund, Inc. 195,675
Total 4,953,299
Total Registered Investment
Companies (cost $10,374,387) 9,109,360
Shares Preferred Stock ( 5.2% ) Value
Communications Services (0.6%)
12,075 AT&T, Inc., 4.750%
d
238,240
193 Paramount Global, Convertible,
5.750% 3,609
6,000 Telephone and Data Systems, Inc.,
6.000%
d
92,160
Total 334,009
Energy (0.1%)
525 Energy Transfer, LP, 7.600%
c,d
13,020
1,415 Nustar Logistics, LP, 12.389%
c
36,620
60 UGI Corporation, Convertible,
7.250% 3,536
Total 53,176

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock (5.2%) Value
Financials (3.9%)
3,925 Aegon Funding Corporation II,
5.100% $ 85,329
3,500 Allstate Corporation, 5.100%
d
74,235
4,000 American International Group, Inc.
5.850%
d
99,920
770 Apollo Global Management, Inc.,
Convertible, 6.750% 43,420
9,150 Bank of America Corporation,
4.250%
d
169,458
43 Bank of America Corporation,
Convertible, 7.250%
d
51,827
5,300 Capital One Financial Corporation,
5.000%
d
97,785
3,600 Equitable Holdings, Inc., 5.250%
d
76,752
60 First Horizon Bank, 6.518%
*,c,d
36,975
7,200 J.P. Morgan Chase & Company,
4.200%
d
136,872
5,925 J.P. Morgan Chase & Company,
4.750%
d
126,795
6,750 KeyCorp, 6.200%
c,d
144,855
5,875 Morgan Stanley, 4.250%
b,d
112,036
4,000 Morgan Stanley, 5.850%
c,d
96,880
2,800 Morgan Stanley, 7.125%
c,d
70,252
2,750 Public Storage, 3.950%
d
47,712
4,950 Public Storage, 4.125%
d
92,466
850 Public Storage, 4.625%
d
18,182
225 Public Storage, 4.700%
d
4,813
1,450 Regions Financial Corporation,
5.700%
c,d
30,900
250 Synovus Financial Corporation,
5.875%
c,d
5,838
5,900 U.S. Bancorp, 4.000%
d
103,368
6,750 Wells Fargo & Company, 4.250%
d
120,015
4,500 Wells Fargo & Company, 4.750%
d
89,685
90 Wells Fargo & Company,
Convertible, 7.500%
d
107,606
Total 2,043,976
Utilities (0.6%)
522 AES Corporation, Convertible,
6.875% 39,714
7,500 CMS Energy Corporation, 4.200%
d
149,025
984 NextEra Energy, Inc., Convertible,
6.926%
b
37,510
4,400 Southern Company, 4.950% 98,912
Total 325,161
Total Preferred Stock
(cost $3,316,056) 2,756,322
Shares
Collateral Held for Securities
Loaned ( 2.4% ) Value
1,257,492 Thrivent Cash Management Trust 1,257,492
Total Collateral Held for
Securities Loaned
(cost $1,257,492) 1,257,492
Shares Common Stock ( 0.3% ) Value
Communications Services (<0.1%)
108 Paramount Global 1,598
21 Windstream Services, LLC
g
194
Total 1,792
Shares Common Stock (0.3%) Value
Consumer Discretionary (0.1%)
254 Bloomin' Brands, Inc. $ 7,150
6 Booking Holdings, Inc.
g
21,283
Total 28,433
Energy (<0.1%)
80 Pioneer Natural Resources
Company 17,990
Total 17,990
Financials (0.2%)
1,200 AGNC Investment Corporation 11,772
662 Annaly Capital Management, Inc. 12,823
1,200 Apollo Commercial Real Estate
Finance, Inc. 14,088
1,900 Chimera Investment Corporation 9,481
351 New York Community Bancorp,
Inc. 3,591
2,050 Rithm Capital Corporation 21,894
Total 73,649
Health Care (<0.1%)
240 Varex Imaging Corporation
g
4,920
Total 4,920
Industrials (<0.1%)
9 Chart Industries, Inc.
g
1,227
157 Uber Technologies, Inc.
g
9,667
Total 10,894
Information Technology (<0.1%)
71 RingCentral, Inc.
g
2,410
111 Semtech Corporation
g
2,432
Total 4,842
Materials (<0.1%)
40 Allegheny Technologies, Inc.
g
1,819
Total 1,819
Real Estate (<0.1%)
144 Kite Realty Group Trust 3,292
Total 3,292
Total Common Stock
(cost $132,864) 147,631
Shares or
Principal
Amount Short-Term Investments ( 1.0% ) Value
Thrivent Core Short-Term Reserve
Fund
46,027 5.730% 460,271
U.S. Treasury Bills
100,000 5.337%, 1/18/2024
h,i
99,765
Total Short-Term Investments
(cost $560,016) 560,036
Total Investments (cost
$57,520,497) 101.5% $53,610,318
Other Assets and Liabilities, Net
(1.5%) (817,131)
Total Net Assets 100.0% $52,793,187

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

a Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2023, the value of these investments was $14,076,843 or
26.7% of total net assets.
b All or a portion of the security is on loan.
c Denotes variable rate securities. The rate shown is as of
December 31, 2023. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
d Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
e Defaulted security.  Interest is not being accrued.
f Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
g Non-income producing security.
h The interest rate shown reflects the yield.
i All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Multidimensional Income Fund as of December 31, 2023
was $43,300 or 0.08% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2023.
Security
Acquisition
Date Cost
Credit Suisse Group AG,
12/29/2049 3/8/2017 $ 59,376
First Horizon Bank, 6.518%,
3/5/2019 6/21/2017 46,020
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income
Fund as of December 31, 2023:
Securities Lending Transactions
Long-Term Fixed Income $ 814,285
Common Stock 404,409
Total lending $1,218,694
Gross amount payable upon return of
collateral for securities loaned $1,257,492
Net amounts due to counterparty $38,798
Definitions:
ETF - Exchange Traded Fund
plc - Public Limited Company
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
Reference Rate Index:
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $922,756
Gross unrealized depreciation (5,223,831)
Net unrealized appreciation (depreciation) ($4,301,075)
Cost for federal income tax purposes $57,872,850

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

i
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2023, in valuing Multidimensional Income Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Basic Materials 1,040,777 – 1,040,777 –
Capital Goods 2,176,627 – 2,176,627 –
Collateralized Mortgage Obligations 41,751 – 41,751 –
Communications Services 2,497,302 – 2,497,302 –
Consumer Cyclical 3,211,667 – 3,211,667 –
Consumer Non-Cyclical 2,043,879 – 2,043,879 –
Energy 3,000,735 – 3,000,735 –
Financials 7,475,935 – 7,475,935 –
Mortgage-Backed Securities 5,878,284 – 5,878,284 –
Technology 1,355,980 – 1,355,980 –
Transportation 506,889 – 506,889 –
U.S. Government & Agencies 8,925,046 – 8,925,046 –
Utilities 1,624,605 – 1,624,605 –
Registered Investment Companies
U.S. Unaffiliated 4,953,299 4,891,128 – 62,171
Preferred Stock
Communications Services 334,009 334,009 – –
Energy 53,176 53,176 – –
Financials 2,043,976 2,007,001 36,975 –
Utilities 325,161 325,161 – –
Common Stock
Communications Services 1,792 1,598 194 –
Consumer Discretionary 28,433 28,433 – –
Energy 17,990 17,990 – –
Financials 73,649 73,649 – –
Health Care 4,920 4,920 – –
Industrials 10,894 10,894 – –
Information Technology 4,842 4,842 – –
Materials 1,819 1,819 – –
Real Estate 3,292 3,292 – –
Short-Term Investments 99,765 – 99,765 –
Subtotal Investments in Securities $47,736,494 $7,757,912 $39,916,411 $62,171
Other Investments  * Total
U.S. Affiliated Registered Investment Cos. 4,156,061
Affiliated Short-Term Investments 460,271
Collateral Held for Securities Loaned 1,257,492
Subtotal Other Investments $5,873,824
Total Investments at Value $53,610,318
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in the table above are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
The following table is a summary of the inputs used, as of December 31, 2023, in valuing Multidimensional Income Fund's other financial instrument assets carried at fair value.
Other Financial Instruments Total Level 1 Level 2 Level 3
Liability Derivatives
Credit Default Swaps 38,543 – 38,543 –
Total Liability Derivatives $38,543 $– $38,543 $–

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Multidimensional Income Fund's swaps contracts held as of December 31, 2023. Investments totaling $99,765 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 41, 5 Year, at 5.00%, Quarterly Buy 12/20/2028 $ 1,034,550 $ – ( $ 38,543) ( $ 38,543)
Total Credit Default Swaps $– ($38,543) ($38,543)
1 As the buyer of protection, Multidimensional Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Multidimensional Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Multidimensional Income Fund could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2023, for Multidimensional
Income Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting
Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Liability Derivatives
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) $ 38,543
Total Credit Contracts 38,543
Total Liability Derivatives $38,543
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2023, for
Multidimensional Income Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (42,258)
Total Credit Contracts (42,258)
Total ($42,258)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2023, for Multidimensional Income Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements (45,499)
Total Credit Contracts (45,499)
Total ($45,499)
The following table presents Multidimensional Income Fund's average volume of derivative activity during the period ended December 31,
2023.
Derivative Risk Category Average Notional Value
Credit Contracts
Credit Default Swaps - Buy Protection ($24,816)

Multidimensional Income Fund
Schedule of Investments as of December 31, 2023
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Multidimensional Income
Fund, is as follows:
Fund
Value
12/31/2022
Gross
Purchases
Gross
Sales
Value
12/31/2023
Shares Held at
12/31/2023
% of Net
Assets
12/31/2023
U.S. Affiliated Registered Investment Companies
Core Emerging Markets Debt $4,503 $350 $910 $4,156 520 7.9%
Total U.S. Affiliated Registered Investment
Companies 4,503 4,156 7.9
Affiliated Short-Term Investments
Core Short-Term Reserve, 5.730% 3,702 30,119 33,361 460 46 0.9
Total Affiliated Short-Term Investments 3,702 460 0.9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   991 22,716 22,450 1,257 1,257 2.4
Total Collateral Held for Securities Loaned 991 1,257 2.4
Total Value $9,196 $5,873
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2023
- 12/31/2023
U.S. Affiliated Registered Investment Companies
Core Emerging Markets Debt ($293) $506 $– $251
Affiliated Short-Term Investments
Core Short-Term Reserve, 5.730% – – – 221
Total Income/Non Cash Income from Affiliated Investments $472
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – – 21
Total Affiliated Income from Securities Loaned, Net $21
Total ($293) $506 $–

Thrivent Mutual Funds
Statement of Assets and Liabilities
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2023
Diversified
Income Plus Fund
Multidimensional
Income Fund
Assets
Investments in unaffiliated securities at cost $860,342,956 $50,876,472
Investments in affiliated securities at cost $173,721,778 $6,644,025
Investments in unaffiliated securities at value
(#)
$881,853,772 $47,736,494
Investments in affiliated securities at value 159,754,281 5,873,824
Cash 27,248 —
Foreign Currency 3
(a)
—
Dividends and interest receivable 6,067,286 493,987
Prepaid expenses 27,441 2,495
Receivable for:
Investments sold 421,834 —
Investments sold on a delayed-delivery basis 3,483,340 —
Fund shares sold 369,688 71,702
Expense reimbursements — 15,167
Variation margin on open future contracts 440,830 —
Variation margin on open swap contracts 4,962 889
Total Assets 1,052,450,685 54,194,558
Liabilities
Distributions payable 211,940 18,371
Accrued expenses 85,095 17,932
Payable for:
Investments purchased 322,086 —
Investments purchased on a delayed-delivery basis 4,796,734 —
Return of collateral for securities loaned 25,760,439 1,257,492
Fund shares redeemed 979,194 74,698
Variation margin on open future contracts 148,324 —
Investment advisory fees 450,940 24,526
Administrative fees 14,619 758
Distribution fees 16,109 —
Transfer agent fees 55,800 2,714
Trustee fees 1,204 303
Trustee deferred compensation 55,509 4,577
Contingent liabilities^ — —
Total Liabilities 32,897,993 1,401,371
Net Assets
Capital stock (beneficial interest) 1,080,141,505 62,771,141
Distributable earnings/(accumulated loss) (60,588,813) (9,977,954)
Total Net Assets $1,019,552,692 $52,793,187
Class S Share Capital $549,190,532 $52,793,187
Shares of beneficial interest outstanding (Class S) 80,754,616 6,031,996
Net asset value per share $6.80 $8.75
Class A Share Capital $470,362,160 $—
Shares of beneficial interest outstanding (Class A) 68,331,141 —
Net asset value per share $6.88 $—
Maximum public offering price $7.20 $—
(#)
Includes securities on loan of 25,052,461 1,218,694
(a) Foreign currency holdings, cost $3.
^ Contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Mutual Funds
Statement of Operations
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2023
Diversified
Income Plus Fund
Multidimensional
Income Fund
Investment Income
Dividends $4,243,956 $606,929
Taxable interest 37,628,737 1,899,098
Income from mortgage dollar rolls 40,157 7,043
Affiliated income from securities loaned, net 191,510 20,609
Income from affiliated investments 3,192,621 220,877
Non cash income from affiliated investments 5,227,974 250,589
Foreign tax withholding (8,790) —
Total Investment Income 50,516,165 3,005,145
Expenses
Adviser fees 5,467,059 311,879
Administrative service fees 247,789 79,640
Audit and legal fees 44,739 37,617
Custody fees 83,230 18,941
Distribution expenses Class A 1,204,347 —
Insurance expenses 7,270 4,016
Printing and postage expenses Class S 96,711 20,186
Printing and postage expenses Class A 91,048 —
SEC and state registration expenses 59,230 21,311
Transfer agent fees Class S 457,754 61,005
Transfer agent fees Class A 369,045 —
Trustees' fees 42,087 9,706
Other expenses 115,690 48,454
Total Expenses Before Reimbursement 8,285,999 612,755
Less:
Reimbursement from adviser — (191,457)
Total Net Expenses 8,285,999 421,298
Net Investment Income/(Loss) 42,230,166 2,583,847
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments (9,690,861) (3,374,284)
Affiliated investments (6,292,163) (292,630)
Written option contracts 169,015 —
Futures contracts (234,161) —
Foreign currency transactions (2,266) —
Swap agreements (727,429) (42,258)
Change in net unrealized appreciation/(depreciation)
on:
Investments 57,918,122 5,149,369
Affiliated investments 12,590,851 505,533
Written option contracts (95,970) —
Futures contracts 772,047 —
Foreign currency transactions 9,884 —
Swap agreements 203,797 (45,499)
Net Realized and Unrealized Gains/(Losses) 54,620,866 1,900,231
Net Increase/(Decrease) in Net Assets Resulting
From Operations $96,851,032 $4,484,078

Thrivent Mutual Funds
Statement of Changes in Net Assets
The accompanying Notes to Financial Statements are an integral part of this statement.

Diversified Income Plus Fund Multidimensional Income Fund
For the periods ended
12/31/2023 12/31/2022 12/31/2023 12/31/2022
Operations
Net investment income/(loss) $42,230,166 $34,571,458 $2,583,847 $2,759,046
Net realized gains/(losses) (16,777,865) (50,759,519) (3,709,172) (2,015,827)
Change in net unrealized appreciation/(depreciation) 71,398,731 (148,335,708) 5,609,403 (10,921,705)
Net Change in Net Assets Resulting From Operations 96,851,032 (164,523,769) 4,484,078 (10,178,486)
Distributions to Shareholders
From income/realized gains Class S (24,093,292) (19,926,427) (2,635,099) (2,876,840)
From income/realized gains Class A (19,116,719) (15,871,963) – –
Total from income/realized gains (43,210,011) (35,798,390) (2,635,099) (2,876,840)
From return of capital Class S – – (62,428) (129,715)
Total From Return of Capital – – (62,428) (129,715)
Total Distributions to Shareholders (43,210,011) (35,798,390) (2,697,527) (3,006,555)
Capital Stock Transactions
Class S
Sold 75,869,998 132,145,376 7,219,967 22,830,611
Distributions reinvested 23,295,447 19,287,790 2,465,758 2,748,660
Redeemed (149,704,241) (152,882,381) (18,526,713) (22,778,769)
Total Class S Capital Stock Transactions (50,538,796) (1,449,215) (8,840,988) 2,800,502
Class A
Sold 16,523,005 31,577,444 – –
Distributions reinvested 17,579,693 14,602,426 – –
Redeemed (84,206,521) (80,450,040) – –
Total A Capital Stock Transactions (50,103,823) (34,270,170) – –
Capital Stock Transactions (100,642,619) (35,719,385) (8,840,988) 2,800,502
Net Increase/(Decrease) in Net Assets (47,001,598) (236,041,544) (7,054,437) (10,384,539)
Net Assets, Beginning of Period 1,066,554,290 1,302,595,834 59,847,624 70,232,163
Net Assets, End of Period $1,019,552,692 $1,066,554,290 $52,793,187 $59,847,624
Capital Stock Share Transactions
Class S shares
Sold 11,511,700 18,789,877 845,268 2,430,177
Distributions reinvested 3,539,523 2,861,109 288,833 310,118
Redeemed (22,787,317) (22,312,145) (2,176,882) (2,520,836)
Total Class S share transactions (7,736,094) (661,159) (1,042,781) 219,459
Class A shares
Sold 2,480,928 4,461,703 – –
Distributions reinvested 2,638,782 2,141,992 – –
Redeemed (12,663,664) (11,665,008) – –
Total Class A share transactions (7,543,954) (5,061,313) – –

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

(1) ORGANIZATION
Thrivent Mutual Funds (the “Trust”) was organized as a
Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the
Investment Company Act of 1940 (the “1940 Act”). The Trust is
divided into 25 separate series (each, a "Fund" and, collectively, the
"Funds"), each with its own investment objective and policies. The
Trust currently consists of four asset allocation Funds, three income plus Funds, ten equity Funds, seven fixed-income Funds, and one money market Fund.
This shareholder report includes Thrivent Diversified Income
Plus and Thrivent Multidimensional Income, two of the Trust’s
25 Funds. The other Funds of the Trust have a fiscal year-end of
October 31 and are presented under a separate shareholder report.
The Funds are each investment companies that follow the
accounting and reporting guidance of the Financial Accounting
Standards Board ("FASB") Accounting Standards Codification Topic
946 - Financial Services - Investment Companies.
Share Classes
— The Trust may issue an unlimited number of
shares in one or more series as the Board may authorize.  The
Trust includes two classes of shares: Class A and Class S shares.
The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements.
Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25% and a maximum front-end sales load of 4.50%. Class
S shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.
Thrivent High Income Municipal Bond, Thrivent Low Volatility
Equity, Thrivent Mid Cap Growth, Thrivent Mid Cap Value, Thrivent
Multidimensional Income, and Thrivent Small Cap Growth offer only
Class S Shares; each of the other 19 Funds of the Trust offer Class
A and Class S shares.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.
(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments
— The Funds record their investments
at fair value using market quotations when they are readily available pursuant to Rule 2a-5.  The Funds' investments are recorded at fair value determined in good faith when market quotations are not readily available.  Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system.  Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time.  Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued at the clearinghouse end of day price.  Swap agreements not cleared on exchanges will be valued at the mid-price from the primary approved pricing service.  Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates
provided by the pricing service.  Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.
The Board has chosen the Funds' investment Adviser as the
valuation designee, responsible for daily valuation of the Funds'
securities. The Adviser has formed a Valuation Committee (the
“Committee”) that is responsible for overseeing the Funds' valuation policies in accordance with Valuation Policies and Procedures.  The
Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the
Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities: typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; typically included in this level are fixed income securities, international securities, swaps and forward contracts.  Level 3 includes significant unobservable inputs such as the Adviser’s

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.  Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Valuation of International Securities
— The Funds value certain
foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service.  The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including
ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events.  The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.
Foreign Currency Translation
— The accounting records of
each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of
securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of
Operations.
For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes
— No provision has been made for
income taxes because each Fund’s policy is to qualify as a
regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each
Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.
 GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not”
standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-
likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by the
statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal and certain state jurisdictions as well as certain foreign countries. The Funds' federal income tax returns are subject to examination for a period of three years after the filing of the return for the tax period. State returns may be subject to examination for an additional year depending on the jurisdiction.  The Funds have no examinations in progress and none are expected at this time.
As of December 31, 2023, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations.
There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Foreign Income Taxes
— Funds are subject to foreign income
taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding in the Statement of Operations.
The Funds pay tax on foreign capital gains, where applicable. Taxes paid on foreign capital gains, if any, are included in the net realized gains/(losses) on investments on the Statement of Operations.
Expenses and Income
— Estimated expenses are accrued
daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.
Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-
backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date.  However, certain dividends from foreign securities are recorded as soon as the information is

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

available to the Funds.  Non-cash income, if any, is recorded at the fair market value of the securities received.
For certain securities, including real estate investment trusts, the Funds record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
— Net investment income is
distributed to each shareholder as a dividend.  Dividends from
Diversified Income Plus and Multidimensional Income are declared and paid monthly. It is possible that such dividends may be
reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. In addition, the funds may claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Derivative Financial Instruments
— Each Fund may invest in
derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments. Derivatives are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use derivatives for hedging
(attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-
based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter ("OTC").
A derivative may incur a loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative contract. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate
customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the
Funds' expenses and can eliminate some opportunities for gains.
In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.
In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc.
Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and
typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event.
Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives'
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral and margin requirements vary by type of derivative.
Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for
margining in excess of the minimum requirements in certain
situations. Collateral terms are contract specific for OTC derivatives
(foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Options
— Each of the Funds may buy put and call options and
write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.
Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a
Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid.
There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements.
As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.
During the year ended December 31, 2023, Diversified Income
Plus used options on mortgage backed securities to generate
income and/or to manage duration of the Fund.
Futures Contracts
— Each of the Funds may use futures
contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker.
Additional securities held by the Funds may be earmarked to cover open futures contracts. A futures contract’s daily change in value
(“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.
During the year ended December 31, 2023, Diversified Income
Plus used treasury futures to manage the duration and yield curve exposure of the respective Fund versus its benchmark.
During the year ended December 31, 2023, Diversified Income
Plus used equity futures to manage exposure to the equities market.
During the year ended December 31, 2023, Diversified Income
Plus used foreign exchange futures to hedge the currency risk.
Swap Agreements
— Each of the Funds may enter into swap
transactions, which involve swapping one or more investment
characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the
Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations.
Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter.
In these types of transactions, the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the
Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.
Credit Default Swaps
— A credit default swap ("CDS") is a swap
agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a CDS transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a CDS contract would be required to pay the amount of credit loss, determined as specified in the

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. The Funds may be either the protection seller or the protection buyer.
Certain Funds enter into credit default derivative contracts directly through CDSs or through credit default swap indices ("CDX
Indices"). CDX Indices are static pools of equally weighted CDSs referencing corporate bonds and/or loans designed to increase or decrease diversified credit exposure to these asset classes.
Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount.
Funds buy default protection in order to reduce their overall credit exposure to the corporate bond and/or loan markets in a cost-
efficient and diversified structure. If a default event as specified in the CDS reference entity agreement occurs, the Fund has the option to receive a cash payment in exchange for the credit loss of the reference entity obligation as of the date of the credit event. A realized gain or loss is recorded upon a default event or the maturity or termination of the CDS agreement.
For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which could include a reduction in interest or principal, maturity extension and subordination to other obligations.
During the year ended December 31, 2023, Diversified Income
Plus and Multidimensional Income used CDX Indexes (comprised of
CDSs) to help manage credit risk exposures within the Fund.
For financial reporting purposes, the Funds do not offset
derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Mortgage Dollar Roll Transactions
— Certain Funds enter
into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal
National Mortgage Association and Federal Home Loan Mortgage
Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon)
securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian (depending on market movements) on their mortgage
dollar rolls.  The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.
During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold.
The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.  These purchase and sale transactions may increase portfolio turnover rate.  The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.
Securities Lending
— The Trust has entered into a Securities
Lending Agreement (the “Agreement”) with Goldman Sachs
Bank USA doing business as Goldman Sachs Agency
Lending ("GSAL"). The Agreement authorizes GSAL to lend
securities to authorized borrowers on behalf of the Funds.
Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% of the market value of U.S.
securities and 105% of the market value of non-U.S. securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received.  Any additional collateral is adjusted and settled on the next business day.  The
Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities.  All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in
Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations.  By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.
Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred.  However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss.  Some of these losses may be indemnified by the lending agent.
When-Issued and Delayed-Delivery Transactions
— Each
Fund may purchase or sell securities on a when-issued or delayed-
delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

A Fund may dispose of a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in future gains and losses with respect to the security.
Treasury Inflation Protected Securities
— Certain Funds
may invest in treasury inflation protected securities ("TIPS"). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.
Stripped Securities
— Certain Funds may invest in interest only
and principal only stripped mortgage or asset backed securities.
These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal.  Interest only securities are particularly sensitive to changes in interest rates and therefore are subject to greater fluctuation in prices than typical interest bearing debt securities. As interest rates rise, the value of the interest only security increases. Similarly, as interest rates decrease, the value of the interest only security decreases. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is also highly sensitive to changes in interest rates.  As interest rates increase, the price of the principal only security decreases.  Similarly, as interest rates decrease, the price of the principal only security increases.  The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.
Accounting Estimates
— The preparation of financial statements
in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Contingent Liabilities
— In the event of adversary action
proceedings where a Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.  For the year ended December 31, 2023, no Fund reported an accrual for contingent liabilities.
Litigation
— Awards from class action litigation are recorded as
a reduction of cost if the Fund still owns the applicable securities on the payment date.  If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Bank Loans (Leveraged Loans)
— Certain Funds may invest in
bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade.  A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks.  Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments.  Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index rate, plus a premium.  Income is recorded daily on bank loan securities.  On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan.  This commitment fee is accrued as income over the term of the bank loan.  A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan.  Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.
All or a portion of these bank loan commitments may be unfunded.
A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded bank loan commitments, which are marked-to-market daily, are presented in the Schedule of
Investments and included in Payable for investments purchased on a delayed-delivery basis on the Statement of Assets and Liabilities.
As of December 31, 2023, the Funds have the following unfunded bank loan commitments:
Line of Credit
— Each Fund along with other portfolios managed
by the investment adviser or an affiliate, participate in a $100 million
($50 million committed, $50 million uncommitted) credit facility (the
"line of credit") issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.  Interest is charged to each participating Fund based on its borrowings at the higher of the Federal Funds Rate or the Overnight Funding Rate
plus, in each case, 0.10% plus a margin of 1.25%.  Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing.  Each participating Fund pays a commitment fee in proportion to their respective net assets.  The line of credit shall expire on December 17, 2024 unless extended
Fund/Borrower
Unfunded Loan
Commitments
Thrivent Diversified Income Plus Fund
GTCR W Merger Sub, LLC, Term Loan $779,714
Total $779,714

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

by mutual agreement of State Street Bank and Trust Company and the Funds.  The Funds had no borrowings during the year ended
December 31, 2023.
Recent Accounting Pronouncements
—
In June 2022, the FASB issued Accounting Standards Update No.
2022-03 ("ASU 2022-03") Fair Value Measurement of Equity Securities
Subject to Contractual Sale Restrictions ("Topic 820").  ASU 2022-
03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after
December 15, 2023, and allows for early adoption. Management has elected to early adopt the provisions of ASU 2022-03 effective with the current reporting period. The impact of the Funds’ early adoption of these provisions was limited to changes to our valuation policy with respect to use of liquidity discounts and additional financial statement disclosures in the Schedule of Investments for securities within the scope of this guidance detailing primarily the nature and duration of their contractual sale restrictions.
Other
— For financial statement purposes, investment security
transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a
specific cost identification basis, which is the same basis used for federal income tax purposes.
(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees
— The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment
Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:
Expense Reimbursements
— For the year ended December 31,
2023, contractual expense reimbursements to limit expenses to the following percentages were in effect:
1
Prior expense cap of 0.71% on Class S expired on 2/28/2023.
Expense reimbursements are accrued daily and paid by Thrivent
Asset Mgt. monthly. Thrivent Asset Mgt. does not recoup amounts previously reimbursed or waived in prior fiscal years, but may recoup amounts reimbursed or waived in prior months within the same fiscal year.  Acquired fund fees and expenses incurred by the
Funds by investing in other open-ended funds are excluded from reimbursements accrued by the Funds.
Subject to certain limitations, each Fund may invest cash in other
Funds, Thrivent Cash Management Trust, and Thrivent Core Funds.
These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent
Cash Management Trust.  There are no advisory fees for Thrivent
Core Funds, and therefore no reimbursement is made related to an investment in this funds.
Distribution Plan
— Thrivent Distributors, LLC is the Trust's
distributor.  The Trust has adopted a Distribution Plan pursuant to
Rule 12b-1 under the 1940 Act.  Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class
A shares have an annual 12b-1 fee of 0.25%.
Sales Charges and Other Fees
— For the year ended December
31, 2023, Thrivent Investment Management Inc. and Thrivent
Distributors, LLC received $20,901 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.
The Trust has entered into an accounting and administrative
services agreement with Thrivent Asset Mgt. pursuant to which
Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. Each Fund pays a fee equal to the sum of $70,000 plus 0.017% of the Fund's average daily net assets to Thrivent Asset Mgt.  Effective January 1, 2024, the
fee increased to the sum of $80,000 plus 0.017% of the Fund’s average daily net assets. These fees are accrued daily and paid monthly.  For the year ended December 31, 2023, Thrivent Asset
Mgt. received aggregate fees for accounting and administrative personnel and services of $327,429 from the Funds covered in this shareholder report.
Fund (M - Millions)
$0 to
$50M
Over $50
to $100M
Over
$100 to
$200M
Over
$200 to
$250M
Over
$250 to
$500M
Over
$500 to
$750M
Over
$750 to
$1,000M
Over
$1,000 to
$2,000M
Over
$2,000 to
$2,500M
Over
$2,500 to
$5,000M
Over
$5,000M
Diversified Income Plus
0.550% 0.550% 0.550% 0.550% 0.550% 0.500% 0.500% 0.475% 0.475% 0.450% 0.425%
Multidimensional Income
0.550% 0.550% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500%
Fund Class A Class S
Expiration
Date
Multidimensional Income
1
N/A 0.75% 2/28/2024

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

The Trust has entered into an agreement with Thrivent
Financial Investor Services Inc. (“Thrivent Investor Services”) to
provide transfer agency and dividend payment services necessary to the Funds on a per-account basis for direct-at-fund accounts, and sub transfer agency services based on assets under management for third party intermediary accounts. These fees are accrued daily and paid monthly.  For the year ended December 31, 2023, Thrivent
Investor Services received $901,177 from the Funds for transfer agent services covered in this shareholder report.
Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent
Mutual Funds.  Thrivent Money Market is not eligible for the deferred plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of the designated series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual
Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.
Those Trustees not participating in the above plan received $38,625 in fees from the Funds covered in this shareholder report for the year ended December 31, 2023. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at Board meetings and industry conferences.
Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Distributors,
LLC, and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board
consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.
Acquired Fund Fees and Expenses
— Some Funds invest in
other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds' expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. This contractual provision may be terminated upon the mutual agreement between the independent Trustees of the Trust and the Adviser.
Interfund Lending
— The Funds may participate in an interfund
lending program (the "Program") pursuant to an exemptive order issued by the SEC.  The Program permits the Funds to borrow
cash for temporary purposes from Thrivent Core Short-Term
Reserve.  Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program.  Each borrowing made under the
Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.  For the year ended December 31, 2023, none of the Funds borrowed cash
through the Program.
(4) TAX INFORMATION
Distributions are based on amounts calculated in accordance
with applicable federal income tax regulations, which may
differ from GAAP. The differences between book-basis and tax-
basis distributable earnings are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, amortization of callable bonds, and perpetual debt. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature.
These permanent differences primarily relate to the tax treatment of swaps and sales of callable bonds.
On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
At December 31, 2023, the following Funds had accumulated
capital loss carryovers as follows:
To the extent that these Funds realize net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.
Fund
Distributable
earnings/
(accumulated
loss) Capital Stock
Diversified Income Plus $1,699 ($1,699)
Multidimensional Income 18,954 (18,954)
Fund
Undistributed
Ordinary Income
a
Undistributed
Long-Term Capital
Gain
Diversified Income Plus $3,775,599 $ –
a Undistributed Ordinary Income includes income derived
from Short-Term Capital Gains, if any.
Fund
Capital Loss
Carryover
Diversified Income Plus $ 66,974,734
Multidimensional Income 5,651,834

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

The tax character of distributions paid during the years ended December 31, 2023 and 2022 was as follows:
(a)  Ordinary income includes income derived from short-term capital gains, if any.
(5) SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities
— For the year
ended December 31, 2023, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:
Purchases and Sales of U.S. Government Securities were:
Investments in Restricted Securities
— Certain Funds may
own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they
generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2023, the following Funds held restricted securities:
The Funds have no right to require registration of unregistered securities.
(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Funds are permitted to engage in securities transactions with affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have
been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.
During the year ended December 31, 2023, Diversified Income
Plus Fund engaged in sale transactions in the amount of $8,033,900 with a loss of $(75,568), pursuant to Rule 17a-7 of the 1940 Act.
These transaction amounts were greater than 0.045% of each fund's net assets.
(7) RELATED PARTY TRANSACTIONS
As of December 31, 2023, no related parties held shares in excess of 5% of the Funds covered in this shareholder report. Subscription and redemption activity by concentrated accounts may have a
significant effect on the operation of these Funds. In the case of a large redemption, these Funds may be forced to sell investments at inopportune times, resulting in additional losses for the Funds.
(8) SUBSEQUENT EVENTS
The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.
(9) MARKET RISK
Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline.  The value of a Fund's investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund's benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events. As of December 31, 2023, no Funds had portfolio concentration greater than 25% in certain sectors.
(10) SIGNIFICANT RISKS
Investing in the Funds involves risks.  The following is an
alphabetical list of significant risks in investing in the Funds.  The risks applicable to each Fund are listed in the Portfolio Perspectives section above.
Allocation Risk
— The Fund’s investment performance depends
upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad
Ordinary Income
(a)
Return of Capital
Fund 12/31/2023 12/31/2022 12/31/2023 12/31/2022
Diversified Income Plus $43,210,011 $35,798,390 $– $–
Multidimensional Income 2,635,099 2,876,840 62,428 129,715
In thousands
Fund Purchases
Sales/
Paydowns
Diversified Income Plus $287,895 $433,280
Multidimensional Income 9,660 23,527
In thousands
Fund Purchases
Sales/
Paydowns
Diversified Income Plus $519,219 $498,118
Multidimensional Income 41,274 36,351
Fund
Number of
Securities
Percent of Fund's
Net Assets
Diversified Income Plus 2 0.04%
Multidimensional Income 2 0.08%

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended
periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Closed-End Fund (“CEF”) Risk
— Investments in CEFs are
subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s
portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the
CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of
“illiquid” securities than typical mutual funds. The Fund is subject to a pro-rata share of the management fees and expenses of each
CEF in addition to the Fund’s management fees and expenses,
resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.
Conflicts of Interest Risk
— An investment in the Fund is subject
to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/or such affiliates. The
Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser, including other
Funds. The Adviser may have an incentive (financial or otherwise)
to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/
or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates.
Convertible Securities Risk
— Convertible securities are subject
to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk
— Credit risk is the risk that an issuer of a debt security
to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Cybersecurity Risk
— The Funds and their service providers
may be susceptible to operational, information security, privacy, fraud, business disruption, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events.
Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser,  or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Funds’ operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the
Funds or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the
Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a
Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Fund and its shareholders may bear costs tied to these risks.
Derivatives Risk
— The use of derivatives (such as futures,
options, credit default swaps, and total return swaps) involves additional risks and transaction costs which could leave a Fund in a worse position than if it had not used these instruments. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and a Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Some derivatives may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs.
Such leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations.
Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, forward contracts, and options on derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.
The success of a Fund’s derivatives strategies will depend on the Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or
rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

Swap agreements may involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may
cause a Fund to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.
Emerging Markets Risk
— The risks and volatility of investing
in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. A Fund may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Fund performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems
and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims.
Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Equity Security Risk
— Equity securities held by the Fund may
decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the
Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk
— An ETF is subject to the risks of the underlying
investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses)
that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the
ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). There is the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities.
Foreign Currency Risk
— The value of a foreign currency may
decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented,
how each one appreciates or depreciates in relation to the U.S.
dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk
— Foreign securities generally carry
more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s
investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the
Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid.
Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Government Securities Risk
— The Fund invests in securities
issued or guaranteed by the U.S. government or its agencies
and instrumentalities (such as Federal Home Loan Bank, Ginnie
Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae
or Freddie Mac are not issued directly by the U.S. government.
Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-
related organizations such as Federal Home Loan Banks, Fannie
Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S.
government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
High Yield Risk
— High yield securities – commonly known
as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk
— Interest rate risk is the risk that prices of debt
securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations
(a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve, could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Fund may be subject to a greater risk of rising interest rates.
Investment Adviser Risk
— The Fund is actively managed and
the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund
investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk
— Issuer risk is the possibility that factors specific to
an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Large Cap Risk
— Large-sized companies may be unable to
respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Shareholder Risk
— From time to time, shareholders
of a Fund (which may include institutional investors, financial intermediaries, or affiliated Funds) may make relatively large redemptions or purchases of shares. These transactions may
cause a Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in a
Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Leveraged Loan Risk
— Leveraged loans (also known as
bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. Also, over time, the customary form of new and/or restructured leveraged loans have become
known as “covenant lite” loans, which have contractual provisions that are more favorable to borrowers and provide less protection for lenders such as the Fund. As a result, the Fund could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans with financial maintenance covenants, which may result in losses. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk
— Liquidity is the ability to sell a security relatively
quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets
over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress.
As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk
— Over time, securities markets generally tend to
move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by
the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns,
the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

Mortgage-Backed and Other Asset-Backed Securities Risk
— The value of mortgage-backed and asset-backed securities
will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-
related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-
backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise.
This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Other Funds Risk
— Because the Fund invests in other funds,
the performance of the Fund is dependent, in part, upon the
performance of other funds in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the other funds. In addition, other funds may be subject to additional fees and expenses that will be borne by the Fund.
Portfolio Turnover Rate Risk
— The Fund may engage in
active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover
(100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk
— There are certain additional risks
associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer;
preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S.
Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk
— When interest rates fall, certain obligations
will be paid off by the obligor more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Quantitative Investing Risk
— Securities selected according to
a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may
not perform as expected or may underperform in periods of market volatility.
Real Estate Investment Trust (“REIT”) Risk
— REITs generally
can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity
REITs and mortgage REITs). Equity REITs will be affected by
changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Regulatory Risk
— Legal, tax, and regulatory developments
may adversely affect the Funds. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2023

self-regulatory organizations, and exchanges, which are authorized to take extraordinary actions in the event of market emergencies.
The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of a Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Sovereign Debt Risk
— Sovereign debt securities are issued or
guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International
Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Thrivent Mutual Funds
Financial Highlights
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income from Investment Operations
Less Distributions From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
text Net Realized
Gain on
Investments
Diversified Income Plus Fund
Class S Shares
Year Ended 12/31/2023 $ 6.45 $ 0.27 $ 0.36 $ 0.63 $ (0.28) $ –
Year Ended 12/31/2022 7.62 0.21 (1.16) (0.95) (0.22) –
Year Ended 12/31/2021 7.63 0.18 0.32 0.50 (0.18) (0.33)
Year Ended 12/31/2020 7.34 0.20 0.30 0.50 (0.21) –
Year Ended 12/31/2019 6.73 0.23 0.66 0.89 (0.24) (0.04)
Class A Shares
Year Ended 12/31/2023 6.53 0.27 0.35 0.62 (0.27) –
Year Ended 12/31/2022 7.70 0.20 (1.17) (0.97) (0.20) –
Year Ended 12/31/2021 7.71 0.16 0.32 0.48 (0.16) (0.33)
Year Ended 12/31/2020 7.42 0.19 0.29 0.48 (0.19) –
Year Ended 12/31/2019 6.80 0.21 0.67 0.88 (0.22) (0.04)
Multidimensional Income Fund
Class S Shares
Year Ended 12/31/2023 8.46 0.39 0.31 0.70 (0.40) –
Year Ended 12/31/2022 10.24 0.37 (1.74) (1.37) (0.39) –
Year Ended 12/31/2021 10.17 0.36 0.21 0.57 (0.36) (0.13)
Year Ended 12/31/2020 10.06 0.43 0.11 0.54 (0.41) –
Year Ended 12/31/2019 9.13 0.38 0.99 1.37 (0.40) –
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges.  Not annualized for periods less than one year.
(c)
Portfolio turnover rate may include mortgage dollar roll purchase and sale transactions which may increase portfolio turnover rates.  Additional information can be found in the accompanying Notes to Financial Statements.
*
**
All per share amounts have been rounded to the nearest cent.
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets
**
Ratios to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses
**
Return of
Capital Total
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net
Investment
Income/
(Loss)
*
Portfolio
Turnover
Rate
(c)
$ – $ (0.28) $ 6.80 10.05% $ 549.2 0.68% 4.15% 0.68% 4.15% 80%
– (0.22) 6.45 (12.55)% 571.1 0.69% 3.07% 0.69% 3.07% 278%
– (0.51) 7.62 6.55% 679.1 0.68% 2.28% 0.68% 2.28% 268%
– (0.21) 7.63 7.01% 504.0 0.71% 2.83% 0.71% 2.83% 156%
– (0.28) 7.34 13.39% 464.2 0.71% 3.18% 0.71% 3.18% 153%
– (0.27) 6.88 9.65% 470.4 0.93% 3.90% 0.93% 3.90% 80%
– (0.20) 6.53 (12.64)% 495.4 0.94% 2.82% 0.94% 2.82% 278%
– (0.49) 7.70 6.22% 623.5 0.93% 2.01% 0.93% 2.01% 268%
– (0.19) 7.71 6.67% 609.6 0.95% 2.58% 0.95% 2.58% 156%
– (0.26) 7.42 13.12% 620.6 0.96% 2.96% 0.96% 2.96% 153%
(0.01) (0.41) 8.75 8.51% 52.8 0.74% 4.56% 1.08% 4.22% 94%
(0.02) (0.41) 8.46 (13.49)% 59.8 0.73% 4.16% 1.01% 3.89% 59%
(0.01) (0.50) 10.24 5.72% 70.2 0.85% 3.38% 1.09% 3.14% 44%
(0.02) (0.43) 10.17 5.74% 37.5 0.85% 4.14% 1.36% 3.63% 61%
(0.04) (0.44) 10.06 15.18% 20.6 1.00% 3.89% 1.60% 3.29% 113%

Additional Information
(unaudited)
(1) Shareholder Notification of Federal Tax Information
The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2024.
The Funds designate the percentage of dividends declared from net investment income as (1) for corporations, dividends qualifying for the 70% dividends received, and (2) for individuals, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation
Act of 2003 as follows:
(2) Proxy Voting
The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the
Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-
4836, or visit thriventmutualfunds.com/prospectus to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by visiting thriventmutualfunds.com /prospectus or
SEC.gov where it is filed on Form N-PX.
(3) Quarterly Schedule of Portfolio Holdings
The Trust files its Schedule of Investments on Form N-PORT with the SEC. Part F of each Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments. Trust’s most recent Schedule of Investments can be found at SEC.gov.
(4) Board Approval of Advisory Agreement
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory agreement be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of the agreement, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at a meeting of the board called for the purpose of voting on such approval.
At its meeting on November 14-15, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”),
including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent
Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”).
In connection with its evaluation of the agreement with the Adviser, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:
1. The nature, extent, and quality of the services provided by the Adviser;
2. The performance of each Fund;
3. The advisory fee and net operating expense ratio of each Fund compared to a peer group;
4. The cost of services provided and profit realized by the Adviser;
5. The extent to which economies of scale may be realized as the Funds grow;
6. Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;
Fund
Dividends
Received
Deduction for
Corporations
Qualified
Dividend
Income for
Individuals
Diversified Income Plus 8% 9%
Multidimensional Income 13% 14%

Additional Information
(unaudited)
7. Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and
8. Any other factors that the Board deemed relevant to its consideration.
The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 16 to November
14, 2023 to consider information relevant to the annual contract renewal process furnished by the Adviser in advance of the meetings. The
Board had the opportunity to ask questions and request further information in connection with its consideration. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to peer groups of comparable funds; performance volatility based on standard deviation; overall Morningstar ratings of the Funds; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; and estimates of the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds.
The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the annual contract renewal process, the Board considered information obtained from management throughout the course of the year.
The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the Advisory Agreement.
The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory Agreement for the Funds. As noted above, the Independent
Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.
Nature, Extent and Quality of Services
At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the
Funds by the Adviser, transfer agent and administrator. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the annual contract renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser overseeing investments for the Funds.
The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Funds. These reports and presentations gave the Board or one of its Committees the opportunity to evaluate the abilities of the portfolio managers and other investment professionals and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser. The Independent Trustees also met, including in executive session, with and received periodic reports from the Trust’s Chief Compliance Officer, the Trust’s independent accounting firm, and representatives from the internal audit department of the Adviser (Business Risk Management). The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee and the Chairs of other Committees communicated with
Adviser representatives between quarterly meetings. The Board noted that investment management staff of the Adviser and the Trust’s
Chief Compliance Officer follow up on any additional questions or concerns that arise during quarterly meetings and then report the results of the follow up to the Board or one of its Committees.
The Board considered the adequacy of the Adviser’s resources used to provide services to the Trust pursuant to the Advisory
Agreement. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser reviewed with the Board the Adviser’s continued investments in technology and personnel. The Adviser discussed with the Board steps taken to continue to strengthen its compliance program. The Adviser discussed with the Board the operations of the
Adviser and other service providers to the Funds with the hybrid working environment and responses to changes in market conditions.
The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.

Additional Information
(unaudited)
The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the
Advisory Agreement and Subadvisory Agreement. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser reviewed with the Board the Adviser’s continued investments in technology and personnel, including hiring additional personnel in the portfolio management, research, analysis and trading areas. The Adviser discussed with the Board steps taken to continue to strengthen its compliance program. The Adviser discussed with the Board the operations of the Adviser, the Subadviser and other service providers to the Funds during the hybrid working environment and responses to volatile market conditions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.
The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser supported renewal of the Advisory Agreement.
Performance of the Funds
In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Morningstar peer universe, Morningstar ratings, comparisons to benchmark index returns, and risk metrics. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the Board information on the economic and market environment and risk management.
The Board considered investment performance for each Fund, to the extent applicable, over the one-,three-, five-, and ten-year periods.
When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that
47% of the Class A Funds and 42% of Class S Funds ranked better than median in their respective category for the three-year period ended June 30, 2023. The Board also considered risk metrics, including standard deviations of return. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.
Advisory Fees and Fund Expenses
The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of a peer group selected by MPI based on similar investment objective and size. The Board noted that the majority of the Funds’ advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for both Class A and Class S shares was 36% (on a scale of 1-99%, with 1% being the lowest fee).
The Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group.
The Board considered the fee waivers and expense limitations which are reviewed by the Board and the Adviser on an annual basis.
Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ expense ratios for their
Class A shares was 35% and the average ranking of the Funds’ expense ratios for their Class S shares was 27% (on a scale of 1-99%, with
1% being the lowest expenses). The Board reviewed information comparing each Fund’s advisory fee and overall expense ratio with the fee and expense information for the relevant Morningstar peer universe. With respect to the asset allocation Funds, the Board reviewed information prepared by the Adviser and MPI regarding changes in the Morningstar peer universes, the methodology used by MPI to select the MPI peer groups for net expense ratio comparison purposes, changes to methodology and the reasons for the changes, and differences between the Thrivent Funds and many of the funds in the peer groups. The Board considered this information in its evaluation of the rankings of the asset allocation Funds, which were above the peer group medians.
On the basis of its review, the Board concluded that the advisory fees charged under the Advisory Agreement were reasonable.
Cost of Services and Profitability
The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department of the Adviser (Business Risk Management) conducted a review of such allocations, and a department representative reported to the Board the department’s views regarding the reasonableness and consistency of these allocations. The Board also received a report from an independent accountant confirming certain calculations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. Based on its review of the data prepared by MPI and

Additional Information
(unaudited)
expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory
Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.
Economies of Scale and Breakpoints
The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.
Other Benefits to the Adviser and its Affiliates
The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, research received by the Adviser generated from soft dollar commissions for portfolio trading, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other fund advisers.
Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement, and the Board, including all of the Independent Trustees voting separately, approved the Advisory Agreement.

Board of Trustees and Officers
The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 25 series of the Trust and also serves as:
Director of Thrivent Series Fund, Inc., a registered investment company consisting of 32 funds that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent”) and separate accounts of insurance companies not affiliated with Thrivent.
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent.
Trustee of Thrivent Core Funds, a registered investment company consisting of seven funds that are established solely for investment by Thrivent entities.
Trustee of Thrivent ETF Trust, a registered investment company consisting of one fund that is an exchange-traded fund.
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-
4836.
Interested Trustees
(1) (2) (3) (4)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
Michael W. Kremenak
(1978)
2021
Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice President, Thrivent from 2015 to 2020. Trustee of Thrivent Church Loan and Income Fund from 2020 to 2023.
David S. Royal
(1971)
2015
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief Investment Officer, Thrivent
since 2017; President, Mutual Funds from 2015 to 2023. Director of Thrivent Trust Company and
Advisory Board Member of Twin Bridge Capital Partners; Trustee of Thrivent Church Loan and Income
Fund from 2020 to 2023.
Independent Trustees
(2) (3) (4) (5)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
Janice B. Case
(1952)
2011
Retired. Independent Director and member of the Audit Committee and Governance and Nominating
Committee at MN8 Energy LLC and MN8 Energy, Inc. since 2023; Independent Trustee of North American
Electric Reliability Corporation from 2008 to 2020.
Robert J. Chersi
(1961)
2017
Founder of Chersi Services LLC (consulting firm) since 2014. Lead Independent Director since 2019 and Director and Audit Committee Chair at BrightSphere Investment Group plc since 2016; Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation and Director of
E*TRADE Bank from 2019 to 2020.
Arleas Upton Kea
(1957)
2022
Deputy to the Chairman for External Affairs, FDIC in 2021; Chief Operating Officer and Deputy to the
Chairman, FDIC from 2018 to 2021; Director, Administration, FDIC from 1999 to 2018. Board of Directors,
Combined Federal Campaign of the National Capital Area since 2021; Board of Directors, University of
Texas Alumni Association since 2021; Board of Directors, University of Texas Law School Foundation since
2021.
Paul R. Laubscher
(1956)
2009
Portfolio Manager for U.S. private real estate and equity and global public equity portfolios, hedge funds and currency of IBM Retirement Funds from 1997 to 2022.
Robert J. Manilla
(1962)
2022
Vice President and Chief Investment Officer, The Kresge Foundation since 2007. Board Member of
Bedrock Manufacturing Company since 2014; Board Member of Sustainable Insight Capital Management
LLC from 2013 to 2022; Board Member of Venture Michigan Fund from 2016 to 2020; Board Member of
McGowan Charitable fund from 2012 to 2019.
James A. Nussle
(1960)
2011
President and Chief Executive Officer of Credit Union National Association since September 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since
2009.

Board of Trustees and Officers
James W. Runcie
(1963)
2022
Co-Founder and CEO of Partnership for Education Advancement since 2017. Board Member of Follett
Higher Education since 2022; Board Member of ECMC Group since 2021; Director and Audit Committee
Chair of Class Acceleration Corporation from 2021 to 2022.
Constance L. Souders
(1950)
2007
Retired.

Board of Trustees and Officers
Executive Officers
(2) (4)
Name (Year of Birth)
Position Held With Trust Principal Occupation(s) During the Past Five Years
Michael W. Kremenak (1978)
Trustee and President
Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice
President, Thrivent from 2015 to 2020.
David S. Royal (1971)
Trustee and Chief Investment Officer
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief
Investment Officer, Thrivent since 2017; President, Mutual Funds from 2015 to
2023.
Sarah L. Bergstrom (1977)
Treasurer and Principal Accounting Officer
Vice President, Chief Accounting Officer/Treasurer - Mutual Funds, Thrivent since
2022; Head of Mutual Fund Accounting, Thrivent from 2017 to 2022.
Edward S. Dryden (1965)
Chief Compliance Officer
Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent since 2018;
Director, Chief Compliance Officer – Thrivent Funds, Thrivent from 2010 to 2018.
John D. Jackson (1977)
Secretary and Chief Legal Officer
Senior Counsel, Thrivent since 2017.
Kathleen M. Koelling (1977)
Privacy Officer
(6)
Vice President, Deputy General Counsel, Thrivent since 2018; Privacy Officer,
Thrivent since 2011; Anti-Money Laundering Officer, Thrivent from 2011 to 2019;
Vice President, Managing Counsel, Thrivent from 2016 to 2018.
Sharon K. Minta (1973)
Anti-Money Laundering Officer
(6)
Director, Compliance and Anti-Money Laundering Officer of the Financial Crimes
Unit, Thrivent since 2019; Compliance Manager of the Financial Crimes Unit,
Thrivent from 2014 to 2019.
Troy A. Beaver (1967)
Vice President
Vice President, Mutual Funds Marketing & Distribution, Thrivent since 2015.
Andrew R. Kellogg (1972)
Vice President
(7)
Director of Strategic Partnerships, Thrivent since 2021; Director, Client Relations,
SS&C/DST Systems, Inc. from 2016 to 2021.
Jill M. Forte (1974)
Assistant Secretary
Senior Counsel, Thrivent since 2017.
Richard L. Ramczyk (1976)
Assistant Treasurer
(6)
Director, Fund Accounting and Valuation, Thrivent since 2022; Manager, Mutual
Fund Accounting Operations, Thrivent from 2011 to 2022.
Taishiro A. Tezuka (1985)
Assistant Treasurer
Director, Fund Administration, Thrivent since 2023; Director, Asset Wealth
Management, PricewaterhouseCoopers LLP from 2020 to 2022; Senior Manager,
Asset Wealth Management, PricewaterhouseCoopers LLP from 2019 to 2020;
Manager, Asset Wealth Management, PricewaterhouseCoopers LLP from 2016 to
2019.
(1)
“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent. Mr. Kremenak and Mr. Royal are considered interested persons because of their principal occupations with Thrivent.
(2)
Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)
Each Trustee oversees 66 portfolios.
(4)
The address for each Trustee and Officer unless otherwise noted is 901 Marquette Avenue, Suite 2500, Minneapolis, MN
55402-3211.
(5)
The Trustees, other than Mr. Kremenak and Mr. Royal, are not “interested persons” of the Trust and are referred to as
“Independent Trustees.”
(6)
The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.
(7)
The address for this Officer is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.

24042AR R2-24
4321 N. Ballard Rd.
Appleton, WI 54919-0001
Thrivent Distributors, LLC, a registered broker-dealer and member of FINRA is the distributor for Thrivent Mutual Funds. Thrivent Distributors,
LLC, is a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
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Thrivent Mutual Funds annual and semiannual shareholder reports are made available on thriventmutualfunds.
com/prospectus, and we will notify you by mail each time a report is posted. You may also manage your delivery preferences and sign up for email notifications of reports by logging into your account.
If you purchased shares through Thrivent:
If you are currently enrolled in paperless delivery and want to receive paper copies of a shareholder report for Thrivent Mutual Funds in the future, you may either write to us at 4321 North Ballard Road, Appleton,
WI 54919-0001, call us at 800-847-4836, or log into your account. We will begin to send paper copies of shareholder reports within 30 days of when we receive your request.
If you purchased shares from a firm other than Thrivent:
If you are currently enrolled in paperless delivery and want to receive paper copies of a shareholder report for Thrivent Mutual Funds in the future, contact your financial professional.